As filed with the Securities and Exchange Commission on August 26, 1999
                                                                     File Nos.
                                                                       2-99112
                                                                      811-4356

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                  FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

      Pre-Effective Amendment No.

      Post-Effective Amendment No.   17                        (X)

                                    and/or

       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

      Amendment No.   17                                       (X)

                      FRANKLIN CALIFORNIA TAX-FREE TRUST
              (Exact Name of Registrant as Specified in Charter)

                777 MARINERS ISLAND BLVD., SAN MATEO, CA 94404
             (Address of Principal Executive Offices) (Zip Code)

      Registrant's Telephone Number, Including Area Code (650) 312-2000

                 DEBORAH R. GATZEK, 777 MARINERS ISLAND BLVD.
                             SAN MATEO, CA 94404
              (Name and Address of Agent for Service of Process)

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective (check appropriate box)

  [ ] immediately upon filing pursuant to paragraph (b)
  [ ] on (date) pursuant to paragraph (b)
  [ ] 60 days after filing pursuant to paragraph (a)(1)
  [X] on November 1, 1999 pursuant to paragraph (a)(1)
  [ ] 75 days after filing pursuant to paragraph (a)(2)
  [ ] on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

  [ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Prospectus

Franklin California Tax-Free Trust

Franklin California Insured Tax-Free Income Fund - Class A & C

Franklin California Intermediate-Term Tax-Free Income Fund - Class A

Franklin California Tax-Exempt Money Fund - Class A

INVESTMENT STRATEGY  Tax-Free Income

NOVEMBER 1, 1999












[Insert Franklin Templeton Ben Head]

The SEC has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

CONTENTS

THE FUNDS

[Begin callout]
INFORMATION ABOUT EACH FUND YOU SHOULD KNOW BEFORE INVESTING
[End callout]
[insert page #]   Franklin California Insured Tax-Free
                        Income Fund

[insert page #]   Franklin California Intermediate-Term
                        Tax-Free Income Fund

[insert page #]   Franklin California Tax-Exempt Money Fund

YOUR ACCOUNT

[Begin callout]
INFORMATION ABOUT SALES CHARGES, ACCOUNT TRANSACTIONS AND SERVICES
[End callout]

[insert page #] Choosing a Share Class

[insert page #] Buying Shares

[insert page #] Investor Services

[insert page #] Selling Shares

[insert page #] Account Policies

[insert page #] Questions

FOR MORE INFORMATION

[Begin callout]
WHERE TO LEARN MORE ABOUT EACH FUND
[End callout]

Back Cover

FRANKLIN CALIFORNIA INSURED TAX-FREE INCOME FUND

[Insert graphic of bullseye and arrows] GOAL AND STRATEGIES

GOAL The fund's investment goal is to provide investors with as high a level of income exempt from federal income taxes and California personal income taxes as is consistent with prudent investment management and the preservation of shareholders' capital.

PRINCIPAL INVESTMENTS The fund normally invests predominately in California municipal securities whose interest is free from federal income taxes, including the federal alternative minimum tax, and from California personal income taxes. Although the fund tries to invest all of its assets in tax-free securities, it is possible, although not anticipated, that up to 20% of its assets may be in securities that pay taxable interest, including interest that may be subject to the federal alternative minimum tax.

[Begin callout]
MUNICIPAL SECURITIES are issued by state and local governments, their agencies and authorities, as well as by the District of Columbia and U.S. territories and possessions, to borrow money for various public and private projects. The issuer pays a fixed, floating or variable rate of interest, and must repay the amount borrowed (the "principal") at maturity.
[End callout]

The fund invests at least 65% of its total assets in insured municipal securities, and under normal circumstances tries to invest more than 65% in insured securities. Insured municipal securities are covered by insurance policies that guarantee the timely payment of principal and interest. Generally, the fund buys insured municipal securities only if they are covered by policies issued by AAA-rated municipal bond insurers. Currently, there are four municipal bond insurers with a AAA rating. The fund pays insurance premiums either directly or indirectly, which increases the credit safety of its insured investments, but decreases its yield.

The fund may invest the balance of its assets in the following types of securities: (i) uninsured municipal securities secured by an escrow or trust account containing direct U.S. government obligations; (ii) securities rated in one of the top three ratings by U.S. nationally recognized rating services (or comparable unrated securities), which may include uninsured securities and insured securities covered by policies issued by insurers with a rating below AAA but not below A; or (iii) uninsured short-term, tax-exempt securities rated in the top rating, pending investment in longer-term municipal securities. The fund may only invest up to 20% of its total assets in the type of securities described in (ii) above.

The manager selects securities that it believes will provide the best balance between risk and return within the fund's range of allowable investments and typically uses a buy and hold strategy. This means it holds securities in the fund's portfolio for income purposes, rather than trading securities for capital gains, although the manager may sell a security at any time if it believes it could help the fund meet its goal. The manager also may consider the cost of insurance when selecting securities for the fund.

The fund also may invest in municipal lease obligations, which generally are issued to finance the purchase of public property. The property is leased to a state or local government and the lease payments are used to pay the interest on the obligations. These differ from other municipal securities because the money to make the lease payments must be set aside each year or the lease can be cancelled without penalty. If this happens, investors who own the obligations may not be paid.

TEMPORARY INVESTMENTS The manager may take a temporary defensive position when it believes the securities trading markets or the economy are experiencing excessive volatility or a prolonged general decline, or other unusual or adverse conditions exist. Under these circumstances, the fund may be unable to pursue its investment goal, because it may not invest or may invest substantially less in tax-free securities or in California municipal securities.

IT IS IMPORTANT TO NOTE THAT INSURANCE DOES NOT GUARANTEE THE MARKET VALUE OF
 AN INSURED SECURITY, OR THE FUND'S SHARE PRICE OR DISTRIBUTIONS, AND SHARES
                         OF THE FUND ARE NOT INSURED.

[Insert graphic of chart with line going up and down] MAIN RISKS

INCOME Since the fund can only distribute what it earns, the fund's distributions to shareholders may decline when interest rates fall.

CREDIT There is the possibility that an issuer will be unable to make interest payments and repay principal. Changes in an issuer's financial strength or in a security's credit rating may affect a security's value and, thus, impact fund performance.

Many of the fund's portfolio securities are supported by credit enhancements, which may be provided by either U.S. or foreign entities. These securities have the credit risk of the entity providing the credit support. A change in the credit rating of any one or more of the municipal bond insurers that insure securities in the fund's portfolio may affect the value of the securities they insure, the fund's share price and fund performance. Credit support provided by a foreign entity may be less certain because of the possibility of adverse foreign economic, political or legal developments that may affect the ability of that entity to meet its obligations.

[Begin callout]
Because interest rates and municipal security prices fluctuate, the amount of the fund's distributions, the fund's yield, and the value of your investment in the fund will go up and down. This means you could lose money over short or even extended periods.
[End callout]

INTEREST RATE When interest rates rise, municipal security prices fall. The opposite is also true: municipal security prices rise when interest rates fall. In general, securities with longer maturities are more sensitive to these price changes.

CALL There is the likelihood that a security will be prepaid (called) before maturity. An issuer is more likely to call its securities when interest rates are falling, because the issuer can issue new securities with lower interest payments. If a security is called, the fund may have to replace it with a lower-yielding security. At any time, the fund may have a large amount of its assets invested in municipal securities subject to call risk, including escrow-secured or defeased bonds. A call of some or all of these securities may lower the fund's income and yield and its distributions to shareholders.

MARKET A security's value may be reduced by market activity or the results of supply and demand. This is a basic risk associated with all securities. When there are more sellers than buyers, prices tend to fall. Likewise, when there are more buyers than sellers, prices tend to rise.

The fund may invest more than 25% of its assets in municipal securities that finance similar types of projects, such as hospitals, housing, industrial development, transportation or pollution control. A change that affects one project, such as proposed legislation on the financing of the project, a shortage of the materials needed for the project, or a declining need for the project, would likely affect all similar projects, thereby increasing market risk.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS Municipal securities may be issued on a when-issued or delayed delivery basis, where payment and delivery take place at a future date. Since the market price of the security may fluctuate during the time before payment and delivery, the fund assumes the risk that the value of the security at delivery may be more or less than the purchase price.

CALIFORNIA Since the fund invests heavily in California municipal securities, events in California are likely to affect the fund's investments and its performance. These events may include economic or political policy changes, tax base erosion, state constitutional limits on tax increases, budget deficits and other financial difficulties, and changes in the credit ratings assigned to California's municipal issuers.

A negative change in any one of these or other areas could affect the ability of California's municipal issuers to meet their obligations. In recent years, certain issuers in California have experienced financial difficulties, such as the 1994 bankruptcy of Orange County. It is important to remember that economic, budget and other conditions within California are unpredictable and can change at any time. The fund may involve more risk than an investment in a fund that does not focus on securities of a single state.

U.S. TERRITORIES The fund may invest up to 35% of its assets in municipal securities issued by U.S. territories. As with California municipal securities, events in any of these territories where the fund is invested may affect the fund's investments and its performance.

YEAR 2000 When evaluating current and potential portfolio positions, Year 2000 is one of the factors the manager considers.

Municipal issuers generally are not required to report on their Year 2000 readiness. This makes it more difficult for the manager to evaluate their readiness. There have been reports, however, that many municipal issuers are behind in their efforts to address the Year 2000 problem. The manager, of course, cannot audit each issuer and its major suppliers to verify their Year 2000 readiness. The manager is making efforts, however, to contact the issuers of municipal securities held by the fund to try to assess their Year 2000 readiness.

If an issuer in which the fund is invested is adversely affected by Year 2000 problems, it is possible that the issuer's ability to make timely interest and principal payments also will be affected, at least temporarily. This may affect both the amount and timing of the fund's distributions and the fund's performance. It also is likely that the price of the issuer's securities will be adversely affected. A decrease in the value of one or more of the fund's portfolio holdings will have a similar impact on the fund's performance. Please see page [#] for more information.

More detailed information about the fund, its policies (including temporary investments), risks and municipal securities ratings can be found in the fund's Statement of Additional Information (SAI).

[Begin callout]
Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Mutual fund shares involve investment risks, including the possible loss of principal.
[End callout]

[Insert graphic of a bull and a bear] PERFORMANCE

This bar chart and table show the volatility of the fund's returns, which is one indicator of the risks of investing in the fund. The bar chart shows changes in the fund's returns from year to year over the past 10 calendar years. The table shows how the fund's average annual total returns compare to those of a broad-based securities market index. Of course, past performance cannot predict or guarantee future results.

CLASS A ANNUAL TOTAL RETURNS1

[Insert bar graph]

10.06%  6.33%  10.80%  8.73%  13.00%  -5.31%  16.30%  4.22%  8.21%  6.51%
89       90      91     92      93      94      95     96     97     98

                        YEAR

[Begin callout]
BEST QUARTER:
Q1 '95 7.02%

WORST QUARTER:
Q1 '94 -4.98%
[End callout]

AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 1998

                                  1 YEAR       5 YEARS       10 YEARS
--------------------------------------------------------------------------
Franklin California Insured
Tax-Free Income Fund - Class A 2  2.01%        4.84%         7.27%
Lehman Brothers Municipal Bond
Index 3                           6.48%        6.22%         8.22%

                                               SINCE
                                               INCEPTION
                                  1 YEAR       (5/1/95)
--------------------------------------------------------------------------
Franklin California Insured
Tax-Free Income Fund - Class C 2  3.80%        6.70%
Lehman Brothers Municipal Bond
Index                             6.48%        8.10%

1. Figures do not reflect sales charges. If they did, returns would be lower. As of September 31, 1999, the fund's year-to-date return was []% for Class A.
2. Figures reflect sales charges.
All fund performance assumes reinvestment of dividends and capital gains. May 1, 1994, Class A implemented a Rule 12b-1 plan, which affects subsequent performance.
3. Source: Standard & Poor's(R) Micropal. The unmanaged Lehman Brothers Municipal Bond Index includes investment grade bonds issued within the last five years as part of a deal of over $50 million and with a maturity of at least two years. It includes reinvested interest. One cannot invest directly in an index, nor is an index representative of the fund's portfolio.


[Insert graphic of percentage sign] FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                           CLASS A 1     CLASS C 1
--------------------------------------------------------------------
Maximum sales charge (load) as a
percentage of offering price               4.25%         1.99%
  Load imposed on purchases                4.25%         1.00%
  Maximum deferred sales charge (load)     None2         0.99%3
Exchange fee                               None          None

Please see "Choosing a Share Class" on page [#] for an explanation of how and when these sales charges apply.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)

                                           CLASS A 1     CLASS C 1
--------------------------------------------------------------------
Management fees                            0.46%         0.46%
Distribution and service
(12b-1) fees 4                             0.09%         0.65%
Other expenses                             0.05%         0.05%
                                           -------------------------
Total annual fund operating expenses[7]    0.60%         1.16%
                                           =========================

1. Before January 1, 1999, Class A shares were designated Class I and Class C shares were designated Class II.
2. Except for investments of $1 million or more (see page [#]).
3. This is equivalent to a charge of 1% based on net asset value.
4. Because of the distribution and service (12b-1) fees, over the long term you may indirectly pay more than the equivalent of the maximum permitted initial sales charge.

EXAMPLE

This example can help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes you invest $10,000 for the periods shown and then sell all of your shares at the end of those periods. The example also assumes your investment has a 5% return each year and the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                   1 YEAR      3 YEARS    5 YEARS    10 YEARS
--------------------------------------------------------------------------------
CLASS A                            $484 1      $609       $746       $1,143
CLASS C                            $315 2      $465       $732       $1,495

1. Assumes a contingent deferred sales charge (CDSC) will not apply.
2. For the same Class C investment, your costs would be $217 if you did not sell your shares at the end of the first year. Your costs for the remaining periods would be the same.

[Insert graphic of briefcase] MANAGEMENT

Franklin Advisers, Inc. (Advisers), 777 Mariners Island Blvd., San Mateo, CA 94404 is the fund's investment manager. Together, Advisers and its affiliates manage over $227 billion in assets.

The team responsible for the fund's management is:

THOMAS KENNY, EXECUTIVE VICE PRESIDENT OF ADVISERS
Mr. Kenny has been an analyst or portfolio manager of the fund since 1987. He is the Director of Franklin's Municipal Bond Department. He joined the Franklin Templeton Group in 1986.

BERNARD SCHROER, SENIOR VICE PRESIDENT OF ADVISERS
Mr. Schroer has been an analyst or portfolio manager of the fund since 1987. He joined the Franklin Templeton Group in 1987.

JOHN WILEY, VICE PRESIDENT OF ADVISERS
Mr. Wiley has been an analyst or portfolio manager of the fund since 1991. He joined the Franklin Templeton Group in 1989.

The fund pays Advisers a fee for managing the fund's assets and making its investment decisions. For the fiscal year ended June 30, 1999, the fund paid 0.46% of its average net assets to the manager.

YEAR 2000 PROBLEM The fund's business operations depend on a worldwide network of computer systems that contain date fields, including securities trading systems, securities transfer agent operations and stock market links. Many of the systems currently use a two digit date field to represent the date, and unless these systems are changed or modified, they may not be able to distinguish the Year 1900 from the Year 2000 (commonly referred to as the Year 2000 problem). In addition, the fact that the Year 2000 is a leap year may create difficulties for some systems.

When the Year 2000 arrives, the fund's operations could be adversely affected if the computer systems used by the manager, its service providers and other third parties it does business with are not Year 2000 ready. For example, the fund's portfolio and operational areas could be impacted, including securities trade processing, interest and dividend payments, securities pricing, shareholder account services, reporting, custody functions and others.

The fund's manager and its affiliated service providers are making a concerted effort to take steps they believe are reasonably designed to address their Year 2000 problems. Of course, the fund's ability to reduce the effects of the Year 2000 problem is also very much dependent upon the efforts of third parties over which the fund and its manager may have no control.

[Insert graphic of dollar
signs and stacks of coins] DISTRIBUTIONS AND TAXES

INCOME AND CAPITAL GAINS DISTRIBUTIONS The fund declares dividends daily from its net investment income and pays them monthly on or about the 20th day of the month. Your account may begin to receive dividends on the day after we receive your investment and will continue to receive dividends through the day we receive a request to sell your shares. Capital gains, if any, may be distributed annually. The amount of these distributions will vary and there is no guarantee the fund will pay dividends.

Please keep in mind that if you invest in the fund shortly before the fund deducts a capital gain distribution from its net asset value, you will receive some of your investment back in the form of a taxable distribution.

TAX CONSIDERATIONS Fund distributions will consist primarily of exempt-interest dividends from interest earned on municipal securities. In general, exempt-interest dividends are exempt from federal income tax. The fund, however, may invest a portion of its assets in securities that pay income that is not tax-exempt. Fund distributions from such income are taxable to you as ordinary income. Any capital gains the fund distributes are taxable to you as long-term capital gains no matter how long you have owned your shares. Distributions of ordinary income or capital gains are taxable whether you reinvest your distributions in additional fund shares or receive them in cash.

[Begin callout]
BACKUP WITHHOLDING
By law, the fund must withhold 31% of your taxable distributions and proceeds if you do not provide your correct social security or taxpayer identification number, or if the IRS instructs the fund to do so.
[End callout]

Every January, you will receive a statement that shows the tax status of distributions you received for the previous year. Distributions declared in December but paid in January are taxable as if they were paid in December.

When you sell your shares of the fund, you may have a capital gain or loss. For tax purposes, an exchange of your fund shares for shares of a different Franklin Templeton Fund is the same as a sale. The individual tax rate on any gain from the sale or exchange of your shares depends on how long you have held your shares.

Exempt-interest dividends are taken into account when determining the taxable portion of your social security or railroad retirement benefits. The fund may invest a portion of its assets in private activity bonds. The income from these bonds is a preference item when determining your alternative minimum tax.

Exempt-interest dividends from interest earned on municipal securities of the state of California or its political subdivisions generally are exempt from California state personal income tax. Investments in municipal securities of other states generally do not qualify for tax-free treatment in California.

Distributions of ordinary income and capital gains, and gains from the sale or exchange of your fund shares generally will be subject to state and local income tax. Non-U.S. investors may be subject to U.S. withholding and estate tax. You should consult your tax advisor about the federal, state, local or foreign tax consequences of your investment in the fund.

[Insert graphic of a dollar bill] FINANCIAL HIGHLIGHTS

This table presents the fund's financial performance for the past five years. This information has been audited by PricewaterhouseCoopers LLP.


CLASS A                                         YEAR ENDED JUNE 30,
--------------------------------------------------------------------------------
                                1999     1998      1997      1996     1995 2
--------------------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value,
beginning of year                  12.47     12.22     12.01    11.95     11.74
                                ------------------------------------------------
  Net investment income              .61       .64       .66      .67       .68
  Net realized and unrealized
  gains (losses)                   (.26)       .37       .21      .06       .20
                                ------------------------------------------------
Total from investment
operations                           .35      1.01       .87      .73       .88
                                ------------------------------------------------
  Distributions from net
  investment income                (.62)     (.64)     (.66)    (.67)     (.67)
  In excess of net investment
  income                           (.01)        --        --       --        --
  Distributions from net
  realized gains                   (.07)     (.12)        --       --        --
                                ------------------------------------------------
Total distributions                (.70)     (.76)     (.66)    (.67)     (.67)
                                ------------------------------------------------
Net asset value, end of year       12.12     12.47     12.22    12.01     11.95
                                ===============================================
Total return (%)1                   2.76      8.38      7.41     6.18      7.80

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year
($ x 1 million)                    1,775     1,717     1,635    1,588     1,468
Ratios to average net
assets: (%)
  Expenses                           .60       .60       .60      .60       .59
  Net investment income             4.91      5.11      5.41     5.50      5.77
Portfolio turnover rate (%)        15.53     21.66     20.40    14.22     11.85


CLASS C
--------------------------------------------------------------------------------

PER SHARE DATA ($)
Net asset value,
beginning of year                  12.55     12.29     12.07    11.99     11.88
                                ------------------------------------------------
  Net investment income              .55       .58       .59      .60       .11
  Net realized and unrealized
  gains (losses)                   (.27)       .37       .22      .08       .10
                                ------------------------------------------------
Total from investment
operations                           .28       .95       .81      .68       .21
                                ------------------------------------------------
  Distributions from net
  investment income                (.55)     (.57)     (.59)    (.60)     (.10)
  In excess of net investment
  income                           (.01)        --        --       --        --
  Distributions from net
  realized gains                   (.07)     (.12)        --       --        --
                                ------------------------------------------------
Total distributions                (.63)     (.69)     (.59)    (.60)     (.10)
                                ------------------------------------------------
Net asset value, end of year       12.20     12.55     12.29    12.07     11.99
                                ===============================================
Total return (%)1                   2.16      7.80      6.86     5.70      1.79

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year
($ x 1,000)                       80,336    55,371    34,899   18,458       507
Ratios to average net
assets: (%)
  Expenses                          1.16      1.16      1.16     1.17     1.17 3
  Net investment income             4.35      4.55      4.81     4.96     5.03 3
Portfolio turnover rate (%)        15.53     21.66     20.40    14.22     11.85

1. Total return does not include sales charges, and is not annualized.
2. For the period May 1, 1995 (effective date) to June 30, 1995.
3. Annualized


FRANKLIN CALIFORNIA INTERMEDIATE-TERM TAX-FREE INCOME FUND

[Insert graphic of bullseye and arrows] GOAL AND STRATEGIES

GOAL The fund's investment goal is to provide investors with as high a level of income exempt from federal income taxes and California personal income taxes as is consistent with prudent investment management and the preservation of shareholders' capital.

PRINCIPAL INVESTMENTS The fund normally invests predominately in investment grade, California municipal securities whose interest is free from federal income taxes, including the federal alternative minimum tax, and from California personal income taxes. Although the fund tries to invest all of its assets in tax-free securities, it is possible, although not anticipated, that a significant amount of its assets may be in securities that pay taxable interest, including interest that may be subject to the federal alternative minimum tax.

[Begin callout]
MUNICIPAL SECURITIES are issued by state and local governments, their agencies and authorities, as well as by the District of Columbia and U.S. territories and possessions, to borrow money for various public and private projects. The issuer pays a fixed, floating or variable rate of interest, and must repay the amount borrowed (the "principal") at maturity.
[End callout]

The fund maintains a dollar-weighted average portfolio maturity of three to 10 years and only buys securities rated in the top four ratings by U.S. nationally recognized rating services (or comparable unrated securities). The manager selects securities that it believes will provide the best balance between risk and return within the fund's range of allowable investments and typically uses a buy and hold strategy. This means it holds securities in the fund's portfolio for income purposes, rather than trading securities for capital gains, although the manager may sell a security at any time if it believes it could help the fund meet its goal.

The fund may invest in municipal lease obligations, which generally are issued to finance the purchase of public property. The property is leased to a state or local government and the lease payments are used to pay the interest on the obligations. These differ from other municipal securities because the money to make the lease payments must be set aside each year or the lease can be cancelled without penalty. If this happens, investors who own the obligations may not be paid.

TEMPORARY INVESTMENTS The manager may take a temporary defensive position when it believes the securities trading markets or the economy are experiencing excessive volatility or a prolonged general decline, or other unusual or adverse conditions exist. Under these circumstances, the fund may be unable to pursue its investment goal, because it may not invest or may invest substantially less in tax-free securities or in California municipal securities.

[Insert graphic of chart with line going up and down] MAIN RISKS

INCOME Since the fund can only distribute what it earns, the fund's distributions to shareholders may decline when interest rates fall.

CREDIT There is the possibility that an issuer will be unable to make interest payments and repay principal. Changes in an issuer's financial strength or in a security's credit rating may affect a security's value and, thus, impact fund performance.

Many of the fund's portfolio securities may be supported by credit enhancements, which may be provided by either U.S. or foreign entities. These securities have the credit risk of the entity providing the credit support. To the extent the fund holds insured securities, a change in the credit rating of any one or more of the municipal bond insurers that insure securities in the fund's portfolio may affect the value of the securities they insure, the fund's share price and fund performance. Credit support provided by a foreign entity may be less certain because of the possibility of adverse foreign economic, political or legal developments that may affect the ability of that entity to meet its obligations.

[Begin callout]
Because interest rates and municipal security prices fluctuate, the amount of the fund's distributions, the fund's yield, and the value of your investment in the fund will go up and down. This means you could lose money over short or even extended periods.
[End callout]

INTEREST RATE When interest rates rise, municipal security prices fall. The opposite is also true: municipal security prices rise when interest rates fall. In general, securities with longer maturities are more sensitive to these price changes.

CALL There is the likelihood that a security will be prepaid (called) before maturity. An issuer is more likely to call its securities when interest rates are falling, because the issuer can issue new securities with lower interest payments. If a security is called, the fund may have to replace it with a lower-yielding security. At any time, the fund may have a large amount of its assets invested in municipal securities subject to call risk, including escrow-secured or defeased bonds. A call of some or all of these securities may lower the fund's income and yield and its distributions to shareholders.

MARKET A security's value may be reduced by market activity or the results of supply and demand. This is a basic risk associated with all securities. When there are more sellers than buyers, prices tend to fall. Likewise, when there are more buyers than sellers, prices tend to rise.

The fund may invest more than 25% of its assets in municipal securities that finance similar types of projects, such as hospitals, housing, industrial development, transportation or pollution control. A change that affects one project, such as proposed legislation on the financing of the project, a shortage of the materials needed for the project, or a declining need for the project, would likely affect all similar projects, thereby increasing market risk.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS Municipal securities may be issued on a when-issued or delayed delivery basis, where payment and delivery take place at a future date. Since the market price of the security may fluctuate during the time before payment and delivery, the fund assumes the risk that the value of the security at delivery may be more or less than the purchase price.

DIVERSIFICATION The fund is a non-diversified fund. It may invest a greater portion of its assets in the municipal securities of one issuer than a diversified fund. The fund may be more sensitive to economic, business, political or other changes affecting similar issuers or securities, which may result in greater fluctuation in the value of the fund's shares. The fund, however, intends to meet certain tax diversification requirements.

CALIFORNIA Since the fund invests heavily in California municipal securities, events in California are likely to affect the fund's investments and its performance. These events may include economic or political policy changes, tax base erosion, state constitutional limits on tax increases, budget deficits and other financial difficulties, and changes in the credit ratings assigned to California's municipal issuers.

A negative change in any one of these or other areas could affect the ability of California's municipal issuers to meet their obligations. In recent years, certain issuers in California have experienced financial difficulties, such as the 1994 bankruptcy of Orange County. It is important to remember that economic, budget and other conditions within California are unpredictable and can change at any time. The fund may involve more risk than an investment in a fund that does not focus on securities of a single state.

U.S. TERRITORIES The fund may invest up to 35% of its assets in municipal securities issued by U.S. territories. As with California municipal securities, events in any of these territories where the fund is invested may affect the fund's investments and its performance.

YEAR 2000 When evaluating current and potential portfolio positions, Year 2000 is one of the factors the manager considers.

Municipal issuers generally are not required to report on their Year 2000 readiness. This makes it more difficult for the manager to evaluate their readiness. There have been reports, however, that many municipal issuers are behind in their efforts to address the Year 2000 problem. The manager, of course, cannot audit each issuer and its major suppliers to verify their Year 2000 readiness. The manager is making efforts, however, to contact the issuers of municipal securities held by the fund to try to assess their Year 2000 readiness.

If an issuer in which the fund is invested is adversely affected by Year 2000 problems, it is possible that the issuer's ability to make timely interest and principal payments also will be affected, at least temporarily. This may affect both the amount and timing of the fund's distributions and the fund's performance. It also is likely that the price of the issuer's securities will be adversely affected. A decrease in the value of one or more of the fund's portfolio holdings will have a similar impact on the fund's performance. Please see page [#] for more information.

More detailed information about the fund, its policies (including temporary investments), risks and municipal securities ratings can be found in the fund's Statement of Additional Information (SAI).

[Begin callout]
Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Mutual fund shares involve investment risks, including the possible loss of principal.
[End callout]

[Insert graphic of a bull and a bear] PERFORMANCE

This bar chart and table show the volatility of the fund's returns, which is one indicator of the risks of investing in the fund. The bar chart shows changes in the fund's returns from year to year over the past six calendar years. The table shows how the fund's average annual total returns compare to those of a broad-based securities market index. Of course, past performance cannot predict or guarantee future results.

ANNUAL TOTAL RETURNS 1

[Insert bar graph]

11.52%  -4.25%  15.92%  7.48%  5.83%  6.51%
93        94      95     96      97     98

                        YEAR

[Begin callout]
BEST QUARTER:
Q1 '95  6.05%

WORST QUARTER:
Q1 '94 -4.45%
[End callout]

AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 1998
                                                             SINCE
                                  1 YEAR       5 YEARS       INCEPTION
                                                             (9/21/92)
--------------------------------------------------------------------------
Franklin California
Intermediate-Term Tax-Free
Income Fund 2                      4.10%        5.62%         6.68%
Lehman Brothers 10 Year
Municipal Bond Index 3             6.76%        6.35%         7.53%


1. Figures do not reflect sales charges. If they did, returns would be lower. As of September 31, 1999, the fund's year-to-date return was []%.
2. Figures reflect sales charges.
All fund performance assumes reinvestment of dividends and capital gains. July 1, 1993, the fund implemented a Rule 12b-1 plan, which affects subsequent performance.
3. Source: Standard & Poor's(R) Micropal. The unmanaged Lehman Brothers Municipal 10-Year Bond Index includes investment grade bonds issued within the last five years as part of a deal of over $50 million and with a maturity of at least 10 years. It includes reinvested interest. One cannot invest directly in an index, nor is an index representative of the fund's portfolio.

[Insert graphic of percentage sign] FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


-------------------------------------------------------------------------
Maximum sales charge (load) as a percentage of
offering price                                   2.25%
  Load imposed on purchases                      2.25%
  Maximum deferred sales charge (load)           None1
Exchange fee                                     None

Please see "Sales Charges" on page [#] for an explanation of how and when these sales charges apply.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)


-------------------------------------------------------------------------
Management fees 2                                0.57%
Distribution and service
(12b-1) fees 3                                   0.10%
Other expenses                                   0.08%
                                                 ------------------------
Total annual fund operating expenses3            0.75%
                                                 ========================

1. Except for investments of $1 million or more (see page [#]).
2. For the fiscal year ended June 30, 1999, the manager had agreed in advance to limit its management fees. With this reduction, management fees were 0.42% and total annual fund operating expenses were 0.60%. The manager may end this arrangement at any time upon notice to the fund's Board of Trustees.
3. Because of the distribution and service (12b-1) fees, over the long term you may indirectly pay more than the equivalent of the maximum permitted initial sales charge.

EXAMPLE

This example can help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes you invest $10,000 for the periods shown and then sell all of your shares at the end of those periods. The example also assumes your investment has a 5% return each year and the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                   1 YEAR      3 YEARS    5 YEARS    10 YEARS
--------------------------------------------------------------------------------
                                   $300 1      $459       $633       $1,134

1. Assumes a contingent deferred sales charge (CDSC) will not apply.

[Insert graphic of briefcase] MANAGEMENT

Franklin Advisers, Inc. (Advisers), 777 Mariners Island Blvd., San Mateo, CA 94404, is the fund's investment manager. Together, Advisers and its affiliates manage over $227 billion in assets.

The team responsible for the fund's management is:

THOMAS KENNY, EXECUTIVE VICE PRESIDENT OF ADVISERS
Mr. Kenny has been an analyst or portfolio manager of the fund since 1992. He is the Director of Franklin's Municipal Bond Department. He joined the Franklin Templeton Group in 1986.

BERNARD SCHROER, SENIOR VICE PRESIDENT OF ADVISERS
Mr. Schroer has been an analyst or portfolio manager of the fund since 1992. He joined the Franklin Templeton Group in 1987.

JOHN WILEY, VICE PRESIDENT OF ADVISERS
Mr. Wiley has been an analyst or portfolio manager of the fund since 1992. He joined the Franklin Templeton Group in 1989.

The fund pays Advisers a fee for managing the fund's assets and making its investment decisions. For the fiscal year ended June 30, 1999, management fees, before any advance waiver, were 0.57% of the fund's average net assets. Under an agreement by the manager to limit its fees, the fund paid 0.42% of its average net assets to the manager. The manager may end this arrangement at any time upon notice to the fund's Board of Trustees.

YEAR 2000 PROBLEM The fund's business operations depend on a worldwide network of computer systems that contain date fields, including securities trading systems, securities transfer agent operations and stock market links. Many of the systems currently use a two digit date field to represent the date, and unless these systems are changed or modified, they may not be able to distinguish the Year 1900 from the Year 2000 (commonly referred to as the Year 2000 problem). In addition, the fact that the Year 2000 is a leap year may create difficulties for some systems.

When the Year 2000 arrives, the fund's operations could be adversely affected if the computer systems used by the manager, its service providers and other third parties it does business with are not Year 2000 ready. For example, the fund's portfolio and operational areas could be impacted, including securities trade processing, interest and dividend payments, securities pricing, shareholder account services, reporting, custody functions and others.

The fund's manager and its affiliated service providers are making a concerted effort to take steps they believe are reasonably designed to address their Year 2000 problems. Of course, the fund's ability to reduce the effects of the Year 2000 problem is also very much dependent upon the efforts of third parties over which the fund and its manager may have no control.

[Insert graphic of dollar
signs and stacks of coins] DISTRIBUTIONS AND TAXES

INCOME AND CAPITAL GAINS DISTRIBUTIONS The fund declares dividends daily from its net investment income and pays them monthly on or about the 20th day of the month. Your account may begin to receive dividends on the day after we receive your investment and will continue to receive dividends through the day we receive a request to sell your shares. Capital gains, if any, may be distributed annually. The amount of these distributions will vary and there is no guarantee the fund will pay dividends.

Please keep in mind that if you invest in the fund shortly before the fund deducts a capital gain distribution from its net asset value, you will receive some of your investment back in the form of a taxable distribution.

TAX CONSIDERATIONS Fund distributions will consist primarily of exempt-interest dividends from interest earned on municipal securities. In general, exempt-interest dividends are exempt from federal income tax. The fund, however, may invest a portion of its assets in securities that pay income that is not tax-exempt. Fund distributions from such income are taxable to you as ordinary income. Any capital gains the fund distributes are taxable to you as long-term capital gains no matter how long you have owned your shares. Distributions of ordinary income or capital gains are taxable whether you reinvest your distributions in additional fund shares or receive them in cash.

[Begin callout]
BACKUP WITHHOLDING
By law, the fund must withhold 31% of your taxable distributions and proceeds if you do not provide your correct social security or taxpayer identification number, or if the IRS instructs the fund to do so.
[End callout]

Every January, you will receive a statement that shows the tax status of distributions you received for the previous year. Distributions declared in December but paid in January are taxable as if they were paid in December.

When you sell your shares of the fund, you may have a capital gain or loss. For tax purposes, an exchange of your fund shares for shares of a different Franklin Templeton Fund is the same as a sale. The individual tax rate on any gain from the sale or exchange of your shares depends on how long you have held your shares.

Exempt-interest dividends are taken into account when determining the taxable portion of your social security or railroad retirement benefits. The fund may invest a portion of its assets in private activity bonds. The income from these bonds is a preference item when determining your alternative minimum tax.

Exempt-interest dividends from interest earned on municipal securities of the state of California or its political subdivisions generally are exempt from California state personal income tax. Investments in municipal securities of other states generally do not qualify for tax-free treatment in California.

Distributions of ordinary income and capital gains, and gains from the sale or exchange of your fund shares generally will be subject to state and local income tax. Non-U.S. investors may be subject to U.S. withholding and estate tax. You should consult your tax advisor about the federal, state, local or foreign tax consequences of your investment in the fund.

[Insert graphic of a dollar bill] FINANCIAL HIGHLIGHTS

This table presents the fund's financial performance for the past five years. This information has been audited by PricewaterhouseCoopers LLP.


                                           YEAR ENDED JUNE 30,
--------------------------------------------------------------------------------
                                   1999     1998      1997      1996     1995
--------------------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value,
beginning of year                  11.24     10.93     10.67    10.38     10.20
                                ------------------------------------------------
  Net investment income              .51       .53       .53      .53       .54
  Net realized and unrealized
  gains (losses)                   (.21)       .31       .26      .29       .17
Total from investment
operations                           .30       .84       .79      .82       .71
  Distributions from net
  investment income                (.52)     (.53)     (.53)    (.53)     (.53)
                                ------------------------------------------------
Net asset value, end of year       11.02     11.24     10.93    10.67     10.38
                                ===============================================

Total return (%)1                   2.63      7.76      7.58     7.96      7.19

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year
($ x 1,000)                      192,547   155,664   117,666  101,199    88,785
Ratios to average net
assets: (%)
  Expenses                           .60       .52       .47      .45       .33
   Expenses excluding waiver
   and payments by affiliate         .75       .78       .80      .81       .83
  Net investment income             4.50      4.76      4.96     4.99      5.34
Portfolio turnover rate (%)         5.48      9.58      6.29    10.13     10.90

1. Total return does not include sales charges.

FRANKLIN CALIFORNIA TAX-EXEMPT MONEY FUND

[Insert graphic of bullseye and arrows] GOALS AND STRATEGIES

GOALS The fund's investment goal is to provide investors with as high a level of income exempt from federal income taxes and California personal income taxes as is consistent with prudent investment management and the preservation of shareholders' capital. The fund also seeks liquidity in its investments and tries to maintain a stable $1 share price.

PRINCIPAL INVESTMENTS The fund normally invests predominately in high-quality, short-term, California municipal securities whose interest is free from federal income taxes, including the federal alternative minimum tax, and from California personal income taxes. Although the fund tries to invest all of its assets in tax-free securities, it is possible, although not anticipated, that up to 20% of its assets may be in securities that pay taxable interest, including interest that may be subject to the federal alternative minimum tax.

[Begin callout]
MUNICIPAL SECURITIES are issued by state and local governments, their agencies and authorities, as well as by the District of Columbia and U.S. territories and possessions, to borrow money for various public and private projects. The issuer pays a fixed, floating or variable rate of interest, and must repay the amount borrowed (the "principal") at maturity.
[End callout]

The fund maintains a dollar-weighted average portfolio maturity of 90 days or less and only buys securities:

o  with remaining maturities of 397 days or less, and
o that the manager determines present minimal credit risks and are rated in the top two ratings by U.S. nationally recognized rating services (or comparable unrated securities).

The fund may invest in variable and floating rate securities, whose interest rates change either at specific intervals or whenever a benchmark rate changes. While this feature helps protect against a decline in the security's market price when interest rates go up, it lowers the fund's income when interest rates fall.

TEMPORARY INVESTMENTS The manager may take a temporary defensive position when it believes the securities trading market or the economy are experiencing excessive volatility or a prolonged general decline, or other unusual or adverse conditions exist. Under these circumstances, the fund may be unable to pursue its investment goals, because it may not invest or may invest substantially less in tax-free securities or in California municipal securities.

[Insert graphic of chart with line going up and down] MAIN RISKS

INCOME Since the fund can only distribute what it earns, the fund's distributions to shareholders may decline when interest rates fall. Because the fund limits its investments to high-quality, short-term securities, its portfolio generally will earn lower yields than a portfolio with lower-quality, longer-term securities subject to more risk.

CREDIT There is the possibility that an issuer will be unable to make interest payments and repay principal. Changes in an issuer's financial strength or in a security's credit rating may affect a security's value.

Many of the fund's portfolio securities may be supported by credit enhancements, which may be provided by either U.S. or foreign entities. These securities have the credit risk of the entity providing the credit support. To the extent the fund holds insured securities, a change in the credit rating of any one or more of the municipal bond insurers that insure securities in the fund's portfolio may affect the value of the securities they insure and fund performance. Credit support provided by a foreign entity may be less certain because of the possibility of adverse foreign economic, political or legal developments that may affect the ability of that entity to meet its obligations. The fund's ability to maintain a stable share price may depend on these credit supports, which are not backed by federal deposit insurance.

INTEREST RATE When interest rates rise, municipal security prices fall. The opposite is also true: municipal security prices rise when interest rates fall. In general, securities with longer maturities are more sensitive to these price changes.

MARKET A security's value may be reduced by market activity or the results of supply and demand. This is a basic risk associated with all securities. When there are more sellers than buyers, prices tend to fall. Likewise, when there are more buyers than sellers, prices tend to rise.

The fund may invest more than 25% of its assets in municipal securities that finance similar types of projects, such as hospitals, housing, industrial development, transportation or pollution control. A change that affects one project, such as proposed legislation on the financing of the project, a shortage of the materials needed for the project, or a declining need for the project, would likely affect all similar projects, thereby increasing market risk.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS Municipal securities may be issued on a when-issued or delayed delivery basis, where payment and delivery take place at a future date. Since the market price of the security may fluctuate during the time before payment and delivery, the fund assumes the risk that the value of the security at delivery may be more or less than the purchase price.

CALIFORNIA Since the fund invests heavily in California municipal securities, events in California are likely to affect the fund's investments and its performance. These events may include economic or political policy changes, tax base erosion, state constitutional limits on tax increases, budget deficits and other financial difficulties, and changes in the credit ratings assigned to California's municipal issuers.

A negative change in any one of these or other areas could affect the ability of California's municipal issuers to meet their obligations. In recent years, certain issuers in California have experienced financial difficulties, such as the 1994 bankruptcy of Orange County. It is important to remember that economic, budget and other conditions within California are unpredictable and can change at any time. The fund may involve more risk than an investment in a fund that does not focus on securities of a single state.

U.S. TERRITORIES The fund may invest up to 35% of its assets in municipal securities issued by U.S. territories. As with California municipal securities, events in any of these territories where the fund is invested may affect the fund's investments and its performance.

YEAR 2000 When evaluating current and potential portfolio positions, Year 2000 is one of the factors the manager considers.

Municipal issuers generally are not required to report on their Year 2000 readiness. This makes it more difficult for the manager to evaluate their readiness. There have been reports, however, that many municipal issuers are behind in their efforts to address the Year 2000 problem. The manager, of course, cannot audit each issuer and its major suppliers to verify their Year 2000 readiness. The manager is making efforts, however, to contact the issuers of municipal securities held by the fund to try to assess their Year 2000 readiness.

If an issuer in which the fund is invested is adversely affected by Year 2000 problems, it is possible that the issuer's ability to make timely interest and principal payments also will be affected, at least temporarily. This may affect both the amount and timing of the fund's distributions and the fund's performance. It also is likely that the price of the issuer's securities will be adversely affected. Please see page [#] for more information.

More detailed information about the fund, its policies (including temporary investments), risks and municipal securities ratings can be found in the fund's Statement of Additional Information (SAI).

[Begin callout]
Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Although the fund tries to maintain a $1 share price, it is possible to lose money by investing in the fund.
[End callout]

[Insert graphic of a bull and a bear] PERFORMANCE

This bar chart and table show the volatility of the fund's returns, which is one indicator of the risks of investing in the fund. The bar chart shows changes in the fund's returns from year to year over the past 10 calendar years. The table shows the fund's average annual total returns. Of course, past performance cannot predict or guarantee future results.

ANNUAL TOTAL RETURNS 1

[Insert bar graph]

5.88%  5.37%  3.86%  2.37%  1.89%  2.22%  3.15%  2.75%  2.91%  2.62%
89      90      91    92     93     94     95      96    97     98

                        YEAR

[Begin callout]
BEST QUARTER:
Q2 '89  1.51%

WORST QUARTER:
Q1 '94 0.40%
[End callout]

AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 1998

                                  1 YEAR       5 YEARS       10 YEARS
--------------------------------------------------------------------------
Franklin California Tax-Exempt
Money Fund                        2.62%        2.73%         3.29%


1. As of September 31, 1999, the fund's year-to-date return was []%. All fund performance assumes reinvestment of dividends.

To obtain the fund's current yield information, please call 1-800/DIAL BEN(R).

[Insert graphic of percentage sign] FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


-----------------------------------------------------------
Maximum sales charge (load) on purchases   None
Exchange fee                               None


ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)


-----------------------------------------------------------
Management fees                            0.49%
Other expenses                             0.10%
                                           ----------------
Total annual fund operating expenses[5]    0.59%
                                           ================

EXAMPLE

This example can help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes you invest $10,000 for the periods shown and then sell all of your shares at the end of those periods. The example also assumes your investment has a 5% return each year and the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                   1 YEAR      3 YEARS    5 YEARS    10 YEARS
--------------------------------------------------------------------------------
                                   $60         $189       $329       $738


[Insert graphic of briefcase] MANAGEMENT

Franklin Advisers, Inc. (Advisers), 777 Mariners Island Blvd., San Mateo, CA 94404, is the fund's investment manager. Together, Advisers and its affiliates manage over $227 billion in assets.

The team responsible for the fund's management is:

THOMAS KENNY, EXECUTIVE VICE PRESIDENT OF ADVISERS
Mr. Kenny has been an analyst or portfolio manager of the fund since 1987. He is the Director of Franklin's Municipal Bond Department. He joined the Franklin Templeton Group in 1986.

JOHN POMEROY, VICE PRESIDENT OF ADVISERS
Mr. Pomeroy has been an analyst or portfolio manager of the fund since 1989. He joined the Franklin Templeton Group in 1986.

CARRIE HIGGINS, PORTFOLIO MANAGER OF ADVISERS
Ms. Higgins has been an analyst or portfolio manager of the fund since 1992. She joined the Franklin Templeton Group in 1990.

The fund pays Advisers a fee for managing the fund's assets and making its investment decisions. For the fiscal year ended June 30, 1999, the fund paid 0.49% of its average net assets to the manager.

YEAR 2000 PROBLEM The fund's business operations depend on a worldwide network of computer systems that contain date fields, including securities trading systems, securities transfer agent operations and stock market links. Many of the systems currently use a two digit date field to represent the date, and unless these systems are changed or modified, they may not be able to distinguish the Year 1900 from the Year 2000 (commonly referred to as the Year 2000 problem). In addition, the fact that the Year 2000 is a leap year may create difficulties for some systems.

When the Year 2000 arrives, the fund's operations could be adversely affected if the computer systems used by the manager, its service providers and other third parties it does business with are not Year 2000 ready. For example, the fund's portfolio and operational areas could be impacted, including securities trade processing, interest and dividend payments, securities pricing, shareholder account services, reporting, custody functions and others.

The fund's manager and its affiliated service providers are making a concerted effort to take steps they believe are reasonably designed to address their Year 2000 problems. Of course, the fund's ability to reduce the effects of the Year 2000 problem is also very much dependent upon the efforts of third parties over which the fund and the manager may have no control.

[Insert graphic of dollar
signs and stacks of coins] DISTRIBUTIONS AND TAXES

INCOME DISTRIBUTIONS The fund typically pays income dividends each day that its net asset value is calculated. Your account may begin to receive dividends on the day after we receive your investment and will continue to receive dividends through the day we receive a request to sell your shares. The amount of these dividends will vary and there is no guarantee the fund will pay dividends.

TAX CONSIDERATIONS Fund distributions will consist primarily of exempt-interest dividends from interest earned on municipal securities. In general, exempt-interest dividends are exempt from federal income tax. The fund, however, may invest a portion of its assets in securities that pay income that is not tax-exempt. Fund distributions from such income are taxable to you as ordinary income. Distributions of ordinary income are taxable whether you reinvest your distributions in additional fund shares or receive them in cash.

[Begin callout]
BACKUP WITHHOLDING
By law, the fund must withhold 31% of your taxable distributions and proceeds if you do not provide your correct social security or taxpayer identification number, or if the IRS instructs the fund to do so.
[End callout]

Every January, you will receive a statement that shows the tax status of distributions you received for the previous year. Distributions declared in December but paid in January are taxable as if they were paid in December.

Because the fund expects to maintain a stable $1.00 share price, you should not have any gain or loss on the sale of your fund shares. For tax purposes, an exchange of your fund shares for shares of a different Franklin Templeton Fund is the same as a sale.

Exempt-interest dividends are taken into account when determining the taxable portion of your social security or railroad retirement benefits. The fund may invest a portion of its assets in private activity bonds. The income from these bonds is a preference item when determining your alternative minimum tax.

Exempt-interest dividends from interest earned on municipal securities of the state of California or its political subdivisions generally are exempt from California state personal income tax. Investments in municipal securities of other states generally do not qualify for tax-free treatment in California.

Distributions of ordinary income generally will be subject to state and local income tax. Non-U.S. investors may be subject to U.S. withholding and estate tax. You should consult your tax advisor about the federal, state, local or foreign tax consequences of your investment in the fund.

[Insert graphic of a dollar bill] FINANCIAL HIGHLIGHTS

This table presents the fund's financial performance for the past five years. This information has been audited by PricewaterhouseCoopers LLP.


                                             YEAR ENDED JUNE 30,
--------------------------------------------------------------------------------
                                    1999     1998      1997      1996     1995
--------------------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value,
beginning of year                   1.00      1.00      1.00     1.00      1.00
                                ------------------------------------------------
Net investment income                .02       .03       .03      .03       .03
Distributions from net
investment income                  (.02)     (.03)     (.03)    (.03)     (.03)
                                ------------------------------------------------
Net asset value, end of year        1.00      1.00      1.00     1.00      1.00
                                ===============================================

Total return (%)1                   2.39      2.85      2.85     2.85      2.94

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year
($ x 1,000)                      706,877   656,725   639,791  597,819   642,157
Ratios to average net
assets: (%)
  Expenses                           .59       .60       .60      .63       .64
  Net investment income             2.36      2.82      2.83     2.83      2.88

1. Total return is not annualized.


YOUR ACCOUNT

[Insert graphic of percentage sign] SALES CHARGES

You may buy shares of the Money Fund without a sales charge. Shares of the Insured and Intermediate Funds are sold with a sales charge. The rest of this section describes the sales charges that apply to the Insured and Intermediate Funds and does not apply to the Money Fund.

Each class of the Insured Fund has its own sales charge and expense structure, allowing you to choose the class that best meets your situation. Your investment representative can help you decide. The Intermediate Fund only offers Class A shares.

CLASS A                  CLASS C (INSURED FUND
                         ONLY)
-------------------------------------------------
o  Initial sales         o  Initial sales
   charge of 4.25% or       charge of 1%
   less (Insured Fund)
   or 2.25% or less
   (Intermediate Fund)

o  Deferred sales        o  Deferred sales
   charge of 1% on          charge of 1% on
   purchases of $1          shares you sell
   million or more sold     within 18 months
   within 12 months

o  Lower annual          o  Higher annual
   expenses than Class      expenses than Class
   C due to lower           A due to higher
   distribution fees        distribution fees.

  BEFORE JANUARY 1, 1999, CLASS A SHARES WERE DESIGNATED CLASS I AND CLASS C
                       SHARES WERE DESIGNATED CLASS II.

SALES CHARGES - CLASS A

                                   THE SALES CHARGE
                                  MAKES UP THIS % OF   WHICH EQUALS THIS % OF
WHEN YOU INVEST THIS AMOUNT       THE OFFERING PRICE     YOUR NET INVESTMENT
-------------------------------------------------------------------------------
INSURED FUND
Under $100,000                           4.25                   4.44
$100,000 but under $250,000              3.50                   3.63
$250,000 but under $500,000              2.50                   2.56
$500,000 but under $1 million            2.00                   2.04

INTERMEDIATE FUND
Under $100,000                           2.25                   2.30
$100,000 but under $250,000              1.75                   1.78
$250,000 but under $500,000              1.25                   1.26
$500,000 but under $1 million            1.00                   1.01

INVESTMENTS OF $1 MILLION OR MORE If you invest $1 million or more, either as a lump sum or through our cumulative quantity discount or letter of intent programs (see page [#]), you can buy Class A shares without an initial sales charge. However, there is a 1% contingent deferred sales charge (CDSC) on any shares you sell within 12 months of purchase. The way we calculate the CDSC is the same for each class (please see page [#]).

DISTRIBUTION AND SERVICE (12B-1) FEES Class A of both the Insured and Intermediate Funds has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows each fund to pay distribution fees of up to 0.10% per year to those who sell and distribute Class A shares and provide other services to shareholders. Because these fees are paid out of Class A's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SALES CHARGES - CLASS C

                                 THE SALES CHARGE
                                 MAKES UP THIS % OF    WHICH EQUALS THIS % OF
WHEN YOU INVEST THIS AMOUNT      THE OFFERING PRICE    YOUR NET INVESTMENT
-------------------------------------------------------------------------------
Under $1 million                 1.00                  1.01

WE PLACE ANY INVESTMENT OF $1 MILLION OR MORE IN CLASS A SHARES, SINCE THERE IS NO INITIAL SALES CHARGE AND CLASS A'S ANNUAL EXPENSES ARE LOWER.

CDSC There is a 1% contingent deferred sales charge (CDSC) on any Class C shares you sell within 18 months of purchase. The way we calculate the CDSC is the same for each class (please see below).

DISTRIBUTION AND SERVICE (12B-1) FEES Class C has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows the fund to pay distribution and other fees of up to 0.65% per year for the sale of Class C shares and for services provided to shareholders. Because these fees are paid out of Class C's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

CONTINGENT DEFERRED SALES CHARGE (CDSC) - CLASS A & C

The CDSC for each class is based on the current value of the shares being sold or their net asset value when purchased, whichever is less. There is no CDSC on shares you acquire by reinvesting your dividends or capital gains distributions.

[Begin callout]
The HOLDING PERIOD FOR THE CDSC begins on the day you buy your shares. Your shares will age one month on that same date the next month and each following month.

For example, if you buy shares on the 18th of the month, they will age one month on the 18th day of the next month and each following month.
[End callout]

To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC. If there are not enough of these to meet your request, we will sell the shares in the order they were purchased. We will use this same method if you exchange your shares into another Franklin Templeton Fund (please see page [#] for exchange information).

SALES CHARGE REDUCTIONS AND WAIVERS

If you qualify for any of the sales charge reductions or waivers below, please let us know at the time you make your investment to help ensure you receive the lower sales charge.

QUANTITY DISCOUNTS We offer several ways for you to combine your purchases in the Franklin Templeton Funds to take advantage of the lower sales charges for large purchases of Class A shares.

[Begin callout]
The FRANKLIN TEMPLETON FUNDS include all of the Franklin Templeton U.S. registered mutual funds, except Franklin Templeton Variable Insurance Products Trust, Templeton Capital Accumulator Fund, Inc., and Templeton Variable Products Series Fund.
[End callout]

o CUMULATIVE QUANTITY DISCOUNT - lets you combine all of your shares in the Franklin Templeton Funds for purposes of calculating the sales charge. You also may combine the shares of your spouse, and your children or grandchildren, if they are under the age of 21. Certain company and retirement plan accounts also may be included.

o LETTER OF INTENT (LOI) - expresses your intent to buy a stated dollar amount of shares over a 13-month period and lets you receive the same sales charge as if all shares had been purchased at one time. We will reserve a portion of your shares to cover any additional sales charge that may apply if you do not buy the amount stated in your LOI.

   TO SIGN UP FOR THESE PROGRAMS, COMPLETE THE APPROPRIATE SECTION OF YOUR
                             ACCOUNT APPLICATION.

REINSTATEMENT PRIVILEGE If you sell shares of a Franklin Templeton Fund, you may reinvest some or all of the proceeds within 365 days without an initial sales charge. The proceeds must be reinvested within the same share class, except proceeds from the sale of Class B shares will be reinvested in Class A shares.

If you paid a CDSC when you sold your Class A or C shares, we will credit your account with the amount of the CDSC paid but a new CDSC will apply. For Class B shares reinvested in Class A, a new CDSC will not apply, although your account will not be credited with the amount of any CDSC paid when you sold your Class B shares.

Proceeds immediately placed in a Franklin Bank Certificate of Deposit (CD) also may be reinvested without an initial sales charge if you reinvest them within 365 days from the date the CD matures, including any rollover.

This privilege does not apply to shares you buy and sell under our exchange program. Shares purchased with the proceeds from a money fund may be subject to a sales charge.

SALES CHARGE WAIVERS Class A shares may be purchased without an initial sales charge or CDSC by various individuals and institutions or by investors who reinvest certain distributions and proceeds within 365 days. The CDSC for each class also may be waived for certain redemptions and distributions. If you would like information about available sales charge waivers, call your investment representative or call Shareholder Services at 1-800/632-2301. A list of available sales charge waivers also may be found in the Statement of Additional Information (SAI).

GROUP INVESTMENT PROGRAM Allows established groups of 11 or more investors to invest as a group. For sales charge purposes, the group's investments are added together. There are certain other requirements and the group must have a purpose other than buying fund shares at a discount.

[Insert graphic of a paper with lines
and someone writing] BUYING SHARES

MINIMUM INVESTMENTS
--------------------------------------------------------------------------
                                             INITIAL         ADDITIONAL
--------------------------------------------------------------------------
Regular accounts                             $1,000          $50
--------------------------------------------------------------------------
UGMA/UTMA accounts                           $100            $50
--------------------------------------------------------------------------
Broker-dealer sponsored wrap account
programs                                     $250            $50
--------------------------------------------------------------------------
Full-time employees, officers, trustees and
directors of Franklin Templeton entities,
and their immediate family members
                                             $100            $50
--------------------------------------------------------------------------

Certain Franklin Templeton Funds, like the Insured Fund, offer multiple share classes not offered by the Intermediate Fund or Money Fund. Please note that for selling or exchanging your shares, or for other purposes, the Intermediate and Money Funds' shares are considered Class A shares. Before January 1, 1999, these funds' shares were considered Class I shares.

Many of the Money Fund's investments must be paid for in federal funds, which are monies held by the fund's custodian on deposit at the Federal Reserve Bank of San Francisco and elsewhere. The fund generally cannot invest money it receives from you until it is available to the fund in federal funds, which may take up to two days. Until then, your purchase may not be considered in proper form. If the fund is able to make investments within one business day, it may accept your order with payment in other than federal funds.

ACCOUNT APPLICATION If you are opening a new account, please complete and sign the enclosed account application. For the Insured Fund, make sure you indicate the share class you have chosen. If you do not indicate a class, we will place your purchase in Class A shares. To save time, you can sign up now for services you may want on your account by completing the appropriate sections of the application (see the next page).

BUYING SHARES
-------------------------------------------------------------------------------
                     OPENING AN ACCOUNT            ADDING TO AN ACCOUNT
-------------------------------------------------------------------------------
[Insert graphic of
hands shaking]
                     Contact your investment       Contact your investment
THROUGH YOUR         representative                representative
INVESTMENT
REPRESENTATIVE
-------------------------------------------------------------------------------
                     Make your check payable to    Make your check payable to
[Insert graphic of   the fund. For the Money       the fund. Include your
envelope]            Fund, you may also send a     account number on the check.
                     Federal Reserve Draft or
BY MAIL              negotiable bank draft.        Fill out the deposit slip
                     Instruments drawn on other    from your account statement.
                     mutual funds may not be       For the Money Fund, you may
                     accepted.                     also use the deposit slip
                                                   from your checkbook. If you
                     Mail the check or draft and   do not have a slip, include
                     your signed application to    a note with your name, the
                     Investor Services.            fund name, and your  account
                                                   number.

                                                   Mail the check and deposit
                                                   slip or note to Investor
                                                   Services.
-------------------------------------------------------------------------------
[Insert graphic of   Call to receive a wire        Call to receive a wire
three lightning      control number and wire       control number and wire
bolts]               instructions.                 instructions.

                     For the Insured and
                     Intermediate Funds, wire the  For the Money Fund, wire the
BY WIRE              funds and mail your signed    funds to Bank of America,
                     application to Investor       ABA routing number
1-800/632-2301       Services. Please include the  121000358, for credit to
(or 1-650/312-2000   wire control number or your   Franklin California
collect)             new account number on the     Tax-Exempt Money Fund, A/C
                     application.                  1493-3-04779. Your name and
                                                   wire control number must be
To make a same day   For the Money Fund, wire the  included.
wire investment in   funds to Bank of America,
the Insured or       ABA routing number
Intermediate Fund,   121000358, for credit to
please call us by    Franklin California
1:00 p.m. pacific    Tax-Exempt Money Fund, A/C
time and make sure   1493-3-04779. Your name and
your wire arrives    wire control number must be
by 3:00 p.m. To      included. Also remember to
make a same day      mail your signed application
wire investment in   to Investor Services. Please
the Money Fund,      include the wire control
please make sure we  number or your new account
receive your order   number on the application.
by 3:00 p.m.
pacific time.
-------------------------------------------------------------------------------
[Insert graphic of   Call Shareholder Services at  Call Shareholder Services at
two arrows pointing  the number below, or send     the number below or our
in opposite          signed written instructions.  automated TeleFACTS system,
directions]          The TeleFACTS system cannot   or send signed written
                     be used to open a new         instructions.
BY EXCHANGE          account.

                     (Please see page # for        (Please see page # for
TeleFACTS(R)         information on exchanges.)    information on exchanges.)
1-800/247-1753
(around-the-clock
access)
-------------------------------------------------------------------------------

            FRANKLIN TEMPLETON INVESTOR SERVICES P.O. BOX 997151,
                          SACRAMENTO, CA 95899-9983
                        CALL TOLL-FREE: 1-800/632-2301
         (MONDAY THROUGH FRIDAY 5:30 A.M. TO 5:00 P.M., PACIFIC TIME
                SATURDAY 6:30 A.M. TO 2:30 P.M., PACIFIC TIME)

[Insert graphic of person with a headset] INVESTOR SERVICES

AUTOMATIC INVESTMENT PLAN This plan offers a convenient way for you to invest in the fund by automatically transferring money from your checking or savings account each month to buy shares. The minimum investment to open an account with an automatic investment plan is $50. To sign up, complete the appropriate section of your account application.

AUTOMATIC PAYROLL DEDUCTION You may be able to invest automatically in Class A shares of the fund by transferring money from your paycheck to the fund by electronic funds transfer. If you are interested, indicate on your application that you would like to receive an Automatic Payroll Deduction Program kit.

DISTRIBUTION OPTIONS You may reinvest distributions you receive from the fund in an existing account in the same share class* of the fund or another Franklin Templeton Fund. Initial sales charges and CDSCs will not apply if you reinvest your distributions within 365 days. You can also have your distributions deposited in a bank account, or mailed by check. Deposits to a bank account may be made by electronic funds transfer.

Please indicate on your application the distribution option you have chosen, otherwise we will reinvest your distributions in the same share class of the fund. For Money Fund shareholders who choose not to reinvest their distributions, the Money Fund will distribute distributions paid during the month as directed on the last business day of each month.

*Class C shareholders may reinvest their distributions in Class A shares of any Franklin Templeton money fund.

TELEFACTS(R) Our TeleFACTS system offers around-the-clock access to information about your account or any Franklin Templeton Fund. This service is available from touch-tone phones at 1-800/247-1753. For a free TeleFACTS brochure, call 1-800/DIAL BEN.

CHECK WRITING PRIVILEGES - MONEY FUND You may request redemption drafts (checks) free of charge on your account application or, for an existing account, by calling our TeleFACTS system. Check writing privileges allow you to write checks against your account and are available unless you hold share certificates.

For security reasons and reasons related to the requirements of check processing systems, the fund can only accept checks ordered from the fund. The fund cannot be responsible for any check not ordered from the fund that is returned unpaid to the payee.

TELEPHONE PRIVILEGES You will automatically receive telephone privileges when you open your account, allowing you and your investment representative to sell or exchange your shares and make certain other changes to your account by phone.

For accounts with more than one registered owner, telephone privileges also allow the fund to accept written instructions signed by only one owner for transactions and account changes that could otherwise be made by phone. For all other transactions and changes, all registered owners must sign the instructions.

As long as we take certain measures to verify telephone requests, we will not be responsible for any losses that may occur from unauthorized requests. Of course, you can decline telephone exchange or redemption privileges on your account application.

EXCHANGE PRIVILEGE You can exchange shares between most Franklin Templeton Funds within the same class*. For the Insured and Intermediate Funds, you can exchange shares generally without paying any additional sales charges. If you exchange shares held for less than six months, however, you may be charged the difference between the initial sales charge of the two funds if the difference is more than 0.25%. If you exchange shares from a money fund, a sales charge may apply no matter how long you have held the shares, unless you acquired your money fund shares by exchange or through the reinvestment of dividends, or you otherwise qualify to buy shares without an initial sales charge.

[Begin callout]
An EXCHANGE is really two transactions: a sale of one fund and the purchase of another. In general, the same policies that apply to purchases and sales apply to exchanges, including minimum investment amounts. Exchanges also have the same tax consequences as ordinary sales and purchases.
[End callout]

Generally exchanges may only be made between identically registered accounts, unless you send written instructions with a signature guarantee. Any CDSC will continue to be calculated from the date of your initial investment and will not be charged at the time of the exchange. The purchase price for determining a CDSC on exchanged shares will be the price you paid for the original shares. If you exchange shares subject to a CDSC into a Class A money fund, the time your shares are held in the money fund will not count towards the CDSC holding period.

Frequent exchanges can interfere with fund management or operations and drive up costs for all shareholders. To protect shareholders, there are limits on the number and amount of exchanges you may make (please see "Market Timers" on page [#]).

*Certain Class Z shareholders of Franklin Mutual Series Fund Inc. may exchange into Class A without any sales charge. Advisor Class shareholders of another Franklin Templeton Fund also may exchange into Class A without any sales charge. Advisor Class shareholders who exchange their shares for Class A shares and later decide they would like to exchange into another fund that offers Advisor Class may do so.

SYSTEMATIC WITHDRAWAL PLAN This plan allows you to automatically sell your shares and receive regular payments from your account. A CDSC may apply to withdrawals that exceed certain amounts. Certain terms and minimums apply. To sign up, complete the appropriate section of your application.

[Insert graphic of a certificate] SELLING SHARES

You can sell your shares at any time.

SELLING SHARES IN WRITING Generally, requests to sell $100,000 or less can be made over the phone or with a simple letter. Sometimes, however, to protect you and the fund we will need written instructions signed by all registered owners, with a signature guarantee for each owner, if:

[Begin callout]
A SIGNATURE GUARANTEE helps protect your account against fraud.
You can obtain a signature guarantee at most banks and securities dealers.

A notary public CANNOT provide a signature guarantee.
[End callout]

o  you are selling more than $100,000 worth of shares
o  you want your proceeds paid to someone who is not a registered owner
o you want to send your proceeds somewhere other than the address of record, or preauthorized bank or brokerage firm account

We also may require a signature guarantee on instructions we receive from an agent, not the registered owners, or when we believe it would protect the fund against potential claims based on the instructions received.

SELLING SHARES BY CHECK - MONEY FUND For accounts with check writing privileges, you may make checks payable to any person and for any amount of $100 or more. Since you will not know the exact amount in your account on the day a check clears, a check should not be used to close your account.

When a check is presented for payment, we will redeem an equivalent number of shares in your account to cover the amount of the check. The shares will be redeemed at the net asset value next determined after we receive the check, as long as the check does not exceed the collected balance in your account. If a check is presented for payment that exceeds the collected balance in your account, the bank may return the check unpaid.

The checks are drawn through Bank of America NT & SA. Bank of America may end this service at any time upon notice to you. You generally will not be able to convert a check drawn on your fund account into a certified or cashier's check by presenting it at the bank. Since the fund is not a bank, the fund cannot assure that a stop payment order you write will be effective. The fund will use its best efforts, however, to see that these orders are carried out.

SELLING RECENTLY PURCHASED SHARES If you sell shares recently purchased with a check or draft, we may delay sending you the proceeds until your check or draft has cleared, which may take seven business days or more. A certified or cashier's check may clear in less time.

REDEMPTION PROCEEDS Your redemption check will be sent within seven days after we receive your request in proper form. We are not able to receive or pay out cash in the form of currency. Redemption proceeds may be delayed if we have not yet received your signed account application.

CONTINGENT DEFERRED SALES CHARGE (CDSC) Most Franklin Templeton Funds impose a 1% CDSC on certain investments of Class A shares sold within 12 months of purchase. While the Money Fund generally does not have a CDSC, it will impose one if you sell shares exchanged into the Money Fund from another Franklin Templeton Fund and those shares would have been assessed a CDSC in the other fund. Please keep in mind that the time the shares are held in the Money Fund does not count towards the CDSC holding period.

The CDSC is based on the current value of the shares being sold or their net asset value when purchased, whichever is less. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC. If there are not enough of these to meet your request, we will sell the shares in the order they were purchased.

For information on the CDSC that may apply when you sell shares of the Insured or Intermediate Funds, please see "Sales Charges" on page [#].

SELLING SHARES
-------------------------------------------------------------------------
                         TO SELL SOME OR ALL OF YOUR SHARES
-------------------------------------------------------------------------
[Insert graphic of
hands shaking]
                         Contact your investment representative
THROUGH YOUR INVESTMENT
REPRESENTATIVE
-------------------------------------------------------------------------
[Insert graphic of       Send written instructions and endorsed share
envelope]                certificates (if you hold share certificates)
                         to Investor Services.  Corporate, partnership
BY MAIL                  or trust accounts may need to send additional
                         documents.

                         Specify the fund, the account number and the dollar value or number of shares you wish to sell. Be sure to include all necessary signatures and any additional documents, as well as signature guarantees if required.

                         A check will be mailed to the name(s) and
                         address on the account, or otherwise according
                         to your written instructions.
-------------------------------------------------------------------------
[Insert graphic of       As long as your transaction is for $100,000 or
phone]                   less, you do not hold share certificates and
                         you have not changed your address by phone
BY PHONE                 within the last 15 days, you can sell your
                         shares by phone.
1-800/632-2301
                         A check will be mailed to the name(s) and
                         address on the account. Written instructions,
                         with a signature guarantee, are required to
                         send the check to another address or to make
                         it payable to another person.
-------------------------------------------------------------------------
[Insert graphic of       You can call or write to have redemption
three lightning bolts]   proceeds of $1,000 or more wired to a bank or
                         escrow account. See the policies above for selling shares by mail or phone.

                         Before requesting a bank wire, please make
BY WIRE sure we have your bank account information on file. If we do not have this information, you will need to send written instructions with your bank's name and address, your bank account number, the ABA routing number, and a signature guarantee.

                         For the Insured and Intermediate Funds,
                         requests received in proper form by 1:00 p.m.
                         pacific time will be wired the next business
                         day. For the Money Fund, requests received in
                         proper form by 3:00 p.m. pacific time will be
                         wired the next business day. Requests received
                         by the Money Fund in proper form by 9:00 a.m.
                         pacific time may be wired to an escrow account
                         the same day.
-------------------------------------------------------------------------
[Insert graphic of two   Obtain a current prospectus for the fund you
arrows pointing in       are considering.
opposite directions]
                         Call Shareholder Services at the number below
BY EXCHANGE              or our automated TeleFACTS system, or send
                         signed written instructions. See the policies
TeleFACTS(R)               above for selling shares by mail or phone.
1-800/247-1753
(around-the-clock        If you hold share certificates, you will need
access)                  to return them to the fund before your
                         exchange can be processed.
-------------------------------------------------------------------------

             FRANKLIN TEMPLETON INVESTOR SERVICES P.O. BOX 997151
                          SACRAMENTO, CA 95899-9983
                        CALL TOLL-FREE: 1-800/632-2301
         (MONDAY THROUGH FRIDAY 5:30 A.M. TO 5:00 P.M., PACIFIC TIME
                SATURDAY 6:30 A.M. TO 2:30 P.M., PACIFIC TIME)

[Insert graphic of paper and pen] ACCOUNT POLICIES

CALCULATING SHARE PRICE The Money Fund calculates its net asset value per shares (NAV) at 3:00 p.m. pacific time, each day the New York Stock Exchange is open, by dividing its net assets by the number of shares outstanding. The fund's assets are generally valued at their amortized cost.

[Begin callout]
When you buy shares, you pay the offering price. The offering price is the NAV plus any applicable sales charge.

When you sell shares, you receive the NAV minus any applicable contingent deferred sales charge (CDSC).
[End callout]

The Insured and Intermediate Funds calculate their NAV each business day at the close of trading on the New York Stock Exchange (normally 1:00 p.m. pacific time). Each class's NAV is calculated by dividing its net assets by the number of its shares outstanding.

The assets of the Insured and Intermediate Funds are generally valued at their market value. If market prices are unavailable, or if an event occurs after the close of the trading market that materially affects the values, assets may be valued at their fair value.

Requests to buy and sell shares are processed at the NAV next calculated after we receive your request in proper form.

ACCOUNTS WITH LOW BALANCES If the value of your account falls below $250 ($50 for employee and UGMA/UTMA accounts) because you sell some of your shares, we may mail you a notice asking you to bring the account back up to its applicable minimum investment amount. If you choose not to do so within 30 days, we may close your account and mail the proceeds to the address of record. You will not be charged a CDSC if your account is closed for this reason.

STATEMENTS AND REPORTS You will receive confirmations and account statements that show your account transactions. You also will receive the fund's financial reports every six months. To reduce fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports. If you need additional copies, please call 1-800/DIAL BEN.

If there is a dealer or other investment representative of record on your account, he or she also will receive confirmations, account statements and other information about your account directly from the fund.

STREET OR NOMINEE ACCOUNTS You may transfer your shares from the street or nominee name account of one dealer to another, as long as both dealers have an agreement with Franklin Templeton Distributors, Inc. We will process the transfer after we receive authorization in proper form from your delivering securities dealer.

JOINT ACCOUNTS Unless you specify a different registration, accounts with two or more owners are registered as "joint tenants with rights of survivorship" (shown as "Jt Ten" on your account statement). To make any ownership changes to a joint account, all owners must agree in writing, regardless of the law in your state.

MARKET TIMERS The funds do not allow investments by market timers. You will be considered a market timer if you have (i) requested an exchange out of the fund within two weeks of an earlier exchange request, or (ii) exchanged shares out of the fund more than twice in a calendar quarter, or (iii) exchanged shares equal to at least $5 million, or more than 1% of the fund's net assets, or (iv) otherwise seem to follow a timing pattern. Shares under common ownership or control are combined for these limits.

ADDITIONAL POLICIES Please note that the fund maintains additional policies and reserves certain rights, including:

o The fund may refuse any order to buy shares, including any purchase under the exchange privilege.
o At any time, the fund may change its investment minimums or waive or lower its minimums for certain purchases.
o The fund may modify or discontinue the exchange privilege on 60 days' notice.
o You may only buy shares of a fund eligible for sale in your state or jurisdiction.
o In unusual circumstances, we may temporarily suspend redemptions, or postpone the payment of proceeds, as allowed by federal securities laws.
o For redemptions over a certain amount, the fund reserves the right to make payments in securities or other assets of the fund, in the case of an emergency or if the payment by check or wire would be harmful to existing shareholders.
o To permit investors to obtain the current price, dealers are responsible for transmitting all orders to the fund promptly.
o If you buy shares with a check or draft that is returned to the fund unpaid, the fund may impose a $10 charge against your account for each returned item.
o When you buy shares of the Money Fund, it does not create a checking or other bank account relationship with the fund or any bank.

DEALER COMPENSATION Qualifying dealers who sell fund shares may receive sales commissions and other payments. These are paid by Franklin Templeton Distributors, Inc. (Distributors) from sales charges, distribution and service (12b-1) fees and its other resources.

INSURED FUND                     CLASS A       CLASS C
---------------------------------------------------------------
COMMISSION (%)                   ---           2.00
Investment under $100,000        4.00          ---
$100,000 but under $250,000      3.25          ---
$250,000 but under $500,000      2.25          ---
$500,000 but under $1 million    1.85          ---
$1 million or more               up to 0.751   ---
12B-1 FEE TO DEALER              0.10          0.652

INTERMEDIATE FUND
--------------------------------------------------------------
COMMISSION (%)                   ---
Investment under $100,000        2.00
$100,000 but under $250,000      1.50
$250,000 but under $500,000      1.00
$500,000 but under $1 million    0.85
$1 million or more               up to 0.751
12B-1 FEE TO DEALER              0.10

A dealer commission of up to 0.25% may be paid on Class A NAV purchases by certain trust companies and bank trust departments, eligible governmental authorities, and broker-dealers or others on behalf of clients participating in comprehensive fee programs.

1. During the first year after purchase, dealers may not be eligible to receive the 12b-1 fee.
2. Dealers may be eligible to receive up to 0.15% during the first year after purchase and may be eligible to receive the full 12b-1 fee starting in the 13th month.

[Insert graphic of question mark]QUESTIONS

If you have any questions about the fund or your account, you can write to us at P.O. Box 997151, Sacramento, CA 95899-9983. You can also call us at one of the following numbers. For your protection and to help ensure we provide you with quality service, all calls may be monitored or recorded.

                                             HOURS (PACIFIC TIME,
DEPARTMENT NAME          TELEPHONE NUMBER    MONDAY THROUGH FRIDAY)
---------------------------------------------------------------------------
Shareholder Services     1-800/632-2301      5:30 a.m. to 5:00 p.m.
                                             6:30 a.m. to 2:30 p.m.
                                             (Saturday)
Fund Information         1-800/DIAL BEN      5:30 a.m. to 8:00 p.m.
                         (1-800/342-5236)    6:30 a.m. to 2:30 p.m.
                                             (Saturday)
Retirement Plan Services
                         1-800/527-2020      5:30 a.m. to 5:00 p.m.
Dealer Services          1-800/524-4040      5:30 a.m. to 5:00 p.m.
Institutional Services   1-800/321-8563      6:00 a.m. to 5:00 p.m.
TDD (hearing impaired)   1-800/851-0637      5:30 a.m. to 5:00 p.m.

FOR MORE INFORMATION

You can learn more about each fund in the following documents:

ANNUAL/SEMIANNUAL REPORT TO SHAREHOLDERS

Includes a discussion of recent market conditions and fund strategies, financial statements, detailed performance information, portfolio holdings, and the auditor's report.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

Contains more information about [the][each] fund, its investments and policies. It is incorporated by reference (is legally a part of this prospectus).

For a free copy of the current annual/semiannual report or the SAI, please contact your investment representative or call us at the number below.


FRANKLIN(R)TEMPLETON(R)
1-800/DIAL BEN(R) (1-800/342-5236)
TDD (Hearing Impaired) 1-800/851-0637
www.franklin-templeton.com




You can also obtain information about each fund by visiting the SEC's Public Reference Room in Washington, D.C. (phone 1-800/SEC-0330) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, D.C. 20549-6009. You can also visit the SEC's Internet site at http://www.sec.gov.


Investment Company Act file #811-4356                            CAT P 11/99






FRANKLIN CALIFORNIA TAX-FREE TRUST

FRANKLIN CALIFORNIA INSURED TAX-FREE INCOME FUND - CLASS A & C
FRANKLIN CALIFORNIA INTERMEDIATE-TERM TAX-FREE INCOME FUND - CLASS A FRANKLIN CALIFORNIA TAX-EXEMPT MONEY FUND - CLASS A



STATEMENT OF
ADDITIONAL INFORMATION

NOVEMBER 1, 1999

P.O. BOX 997151
SACRAMENTO, CA 95899-9983 1-800/DIAL BEN(R)

This Statement of Additional Information (SAI) is not a prospectus. It contains information in addition to the information in the funds' prospectus. The funds' prospectus, dated May 1, 1999, which we may amend from time to time, contains the basic information you should know before investing in the funds. You should read this SAI together with the funds' prospectus.

The audited financial statements and auditor's report in the trust's Annual Report to Shareholders, for the fiscal year ended June 30, 1999, are incorporated by reference (are legally a part of this SAI).

For a free copy of the current prospectus or annual report, contact your investment representative or call 1-800/DIAL BEN (1-800/342-5236).

CONTENTS

Goals and Strategies
Risks
Officers and Trustees
Management and Other Services
Portfolio Transactions
Distributions and Taxes
Organization, Voting Rights and Principal Holders
Buying and Selling Shares
Pricing Shares
The Underwriter
Performance
Miscellaneous Information
Description of Ratings

------------------------------------------------------------------------------
MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENT PRODUCTS:

o ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT;

o  ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY
   BANK;

o  ARE SUBJECT TO INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.
------------------------------------------------------------------------------

GOALS AND STRATEGIES
------------------------------------------------------------------------------

Each fund's investment goal is to provide investors with as high a level of income exempt from federal income taxes and California personal income taxes as is consistent with prudent investment management and the preservation of shareholders' capital. This goal is fundamental, which means it may not be changed without shareholder approval. Of course, there is no assurance that any fund will meet its goal. The Money Fund also seeks liquidity in its investments and tries to maintain a stable $1 share price.

As a fundamental policy, each fund normally invests at least 80% of its assets in securities that pay interest free from federal income taxes, including the federal alternative minimum tax. Each fund applies this test to its net assets, except for the Intermediate Fund, which applies the test to its total assets. Also as a fundamental policy, the Insured and Money Funds normally invest at least 80% of their net assets in securities that pay interest free from California personal income taxes. As nonfundamental policies, the Intermediate Fund normally invests at least 65% of its total assets in securities that pay interest free from California personal income taxes, and each fund normally invests at least 65% of its total assets in California municipal securities.

Municipal securities issued by California or its counties, municipalities, authorities, agencies, or other subdivisions, as well as municipal securities issued by U.S. territories such as Guam, Puerto Rico, the Mariana Islands or the U.S. Virgin Islands, generally pay interest free from federal income tax and from California personal income taxes for California residents.

Each fund tries to invest all of its assets in tax-free municipal securities. The issuer's bond counsel generally gives the issuer an opinion on the tax-exempt status of a municipal security when the security is issued.

Below is a description of various types of municipal and other securities that each fund may buy. Other types of municipal securities may become available that are similar to those described below and in which each fund also may invest, if consistent with its investment goals and policies.

TAX ANTICIPATION NOTES are issued to finance short-term working capital needs of municipalities in anticipation of various seasonal tax revenues, which will be used to pay the notes. They are usually general obligations of the issuer, secured by the taxing power for the payment of principal and interest.

REVENUE ANTICIPATION NOTES are similar to tax anticipation notes except they are issued in expectation of the receipt of other kinds of revenue, such as federal revenues available under the Federal Revenue Sharing Program.

BOND ANTICIPATION NOTES are normally issued to provide interim financing until long-term financing can be arranged. Proceeds from long-term bond issues then provide the money for the repayment of the notes.

TAX-EXEMPT COMMERCIAL PAPER typically represents a short-term obligation (270 days or less) issued by a municipality to meet working capital needs.

MUNICIPAL BONDS meet longer-term capital needs and generally have maturities from one to 30 years when issued. They have two principal classifications: general obligation bonds and revenue bonds.

GENERAL OBLIGATION BONDS. Issuers of general obligation bonds include states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads. The basic security behind general obligation bonds is the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount of special assessments.

REVENUE BONDS. The full faith, credit and taxing power of the issuer do not secure revenue bonds. Instead, the principal security for a revenue bond is generally the net revenue derived from a particular facility, group of facilities, or, in some cases, the proceeds of a special excise tax or other specific revenue source. Revenue bonds are issued to finance a wide variety of capital projects, including: electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals. The principal security behind these bonds may vary. For example, housing finance authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Many bonds provide additional security in the form of a debt service reserve fund that may be used to make principal and interest payments. Some authorities have further security in the form of state assurances (although without obligation) to make up deficiencies in the debt service reserve fund.

TAX-EXEMPT INDUSTRIAL DEVELOPMENT REVENUE BONDS are issued by or on behalf of public authorities to finance various privately operated facilities for business, manufacturing, housing, sports and pollution control, as well as public facilities such as airports, mass transit systems, ports and parking. The payment of principal and interest is solely dependent on the ability of the facility's user to meet its financial obligations and the pledge, if any, of the facility or other property as security for payment.

VARIABLE OR FLOATING RATE SECURITIES Each fund may invest in variable or floating rate securities, including variable rate demand notes, which have interest rates that change either at specific intervals (variable rate), from daily up to monthly, or whenever a benchmark rate changes (floating rate). The interest rate adjustments are designed to help stabilize the security's price. While this feature helps protect against a decline in the security's market price when interest rates rise, it lowers the fund's income when interest rates fall. Of course, the fund's income from its variable rate investments also may increase if interest rates rise.

Variable or floating rate securities may include a demand feature, which may be unconditional. The demand feature allows the holder to demand prepayment of the principal amount before maturity, generally on one to 30 days' notice. The holder receives the principal amount plus any accrued interest either from the issuer or by drawing on a bank letter of credit, a guarantee or insurance issued with respect to the security.

The Insured Fund may invest in top rated variable and floating rate securities and the Intermediate Fund may invest in investment grade variable and floating rate securities. The Insured and Intermediate Funds generally use variable or floating rate securities as short-term investments while waiting for long-term investment opportunities.

The Money Fund's investment in variable or floating rate securities is subject to certain rules under federal securities laws on the quality and maturity of the securities and to procedures adopted by the fund's board of trustees and designed to minimize credit risks. The Money Fund may buy certain types of variable and floating rate securities if they are consistent with the fund's goal of maintaining a stable share price.

MUNICIPAL LEASE OBLIGATIONS Each fund may invest in municipal lease obligations, including certificates of participation. Municipal lease obligations generally finance the purchase of public property. The property is leased to the state or a local government, and the lease payments are used to pay the interest on the obligations. Municipal lease obligations differ from other municipal securities because the lessee's governing body must appropriate (set aside) the money to make the lease payments each year. If the money is not appropriated, the issuer or the lessee can end the lease without penalty. If the lease is cancelled, investors who own the municipal lease obligations may not be paid.

The board of trustees reviews each fund's municipal lease obligations to try to assure that they are liquid investments based on various factors reviewed by the fund's manager and monitored by the board. These factors may include
(a) the credit quality of the obligations and the extent to which they are rated or, if unrated, comply with existing criteria and procedures followed to ensure that they are comparable in quality to the ratings required for the fund to invest, including an assessment of the likelihood of the lease being canceled, taking into account how essential the leased property is and the term of the lease compared to the useful life of the leased property; (b) the size of the municipal securities market, both in general and with respect to municipal lease obligations; and (c) the extent to which the type of municipal lease obligations held by the fund trade on the same basis and with the same degree of dealer participation as other municipal securities of comparable credit rating or quality.

Since annual appropriations are required to make lease payments, municipal lease obligations generally are not subject to constitutional limitations on the issuance of debt and may allow an issuer to increase government liabilities beyond constitutional debt limits. When faced with increasingly tight budgets, local governments have more discretion to curtail lease payments under a municipal lease obligation than they do to curtail payments on other municipal securities. If not enough money is appropriated to make the lease payments, the leased property may be repossessed as security for holders of the municipal lease obligations. If this happens, there is no assurance that the property's private sector or re-leasing value will be enough to make all outstanding payments on the municipal lease obligations or that the payments will continue to be tax-free.

While cancellation risk is inherent to municipal lease obligations, each fund believes that this risk may be reduced, although not eliminated, by its policies on the quality of securities in which it may invest.

MELLO-ROOS BONDS are issued under the California Mello-Roos Community Facilities Act to finance the building of roads, sewage treatment plants and other projects designed to improve the infrastructure of a community. They are not rated and are not considered obligations of the municipality.

Mello-Roos bonds are primarily secured by real estate taxes levied on property located in the community. The timely payment of principal and interest on the bonds depends on the developer's or other property owner's ability to pay the real estate taxes. This ability could be negatively affected by a declining economy or real estate market in California.

CALLABLE BONDS Each fund may invest in callable bonds, which allow the issuer to repay some or all of the bonds ahead of schedule. If a bond is called, the fund will receive the principal amount, the accrued interest, and may receive a small additional payment as a call premium. The manager may sell a callable bond before its call date, if it believes the bond is at its maximum premium potential. When pricing callable bonds, the call feature is factored into the price of the bonds and may impact the fund's net asset value.

An issuer is more likely to call its bonds when interest rates are falling, because the issuer can issue new bonds with lower interest payments. If a bond is called, the fund may have to replace it with a lower-yielding security. A call of some or all of these securities may lower a fund's income, its yield and its distributions to shareholders. If the fund originally paid a premium for the bond because it had appreciated in value from its original issue price, the fund also may not be able to recover the full amount it paid for the bond. One way for the fund to protect itself from call risk is to buy bonds with call protection. Call protection is an assurance that the bond will not be called for a specific time period, typically five to 10 years from when the bond is issued.

ESCROW-SECURED OR DEFEASED BONDS are created when an issuer refunds, before maturity, an outstanding bond issue that is not immediately callable (or pre-refunds), and sets aside funds for redemption of the bonds at a future date. The issuer uses the proceeds from a new bond issue to buy high grade, interest bearing debt securities, generally direct obligations of the U.S. government. These securities are then deposited in an irrevocable escrow account held by a trustee bank to secure all future payments of principal and interest on the pre-refunded bond. Escrow-secured bonds often receive a triple A or equivalent rating.

STRIPPED MUNICIPAL SECURITIES Municipal securities may be sold in "stripped" form. Stripped municipal securities represent separate ownership of principal and interest payments on municipal securities.

ZERO-COUPON SECURITIES The Insured and Intermediate Funds may each invest in zero-coupon and delayed interest securities. Zero-coupon securities make no periodic interest payments, but are sold at a deep discount from their face value. The buyer recognizes a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. The discount varies depending on the time remaining until maturity, as well as market interest rates, liquidity of the security, and the issuer's perceived credit quality. The discount, in the absence of financial difficulties of the issuer, typically decreases as the final maturity date approaches. If the issuer defaults, the fund may not receive any return on its investment.

Because zero-coupon securities bear no interest and compound semiannually at the rate fixed at the time of issuance, their value is generally more volatile than the value of other fixed-income securities. Since zero-coupon bondholders do not receive interest payments, zero-coupon securities fall more dramatically than bonds paying interest on a current basis when interest rates rise. When interest rates fall, zero-coupon securities rise more rapidly in value, because the bonds reflect a fixed rate of return.

An investment in zero-coupon and delayed interest securities may cause a fund to recognize income and make distributions to shareholders before it receives any cash payments on its investment. To generate cash to satisfy distribution requirements, a fund may have to sell portfolio securities that it otherwise would have continued to hold or to use cash flows from other sources such as the sale of fund shares.

CONVERTIBLE AND STEP COUPON BONDS The Insured and Intermediate Funds may each invest a portion of their assets in convertible and step coupon bonds. Convertible bonds are zero-coupon securities until a predetermined date, at which time they convert to a specified coupon security. The coupon on step coupon bonds changes periodically during the life of the security based on predetermined dates chosen when the security is issued.

U.S. GOVERNMENT OBLIGATIONS are issued by the U.S. Treasury or by agencies and instrumentalities of the U.S. government and are backed by the full faith and credit of the U.S. government. They include Treasury bills, notes and bonds.

COMMERCIAL PAPER is a promissory note issued by a corporation to finance its short-term credit needs. Each fund may invest in taxable commercial paper only for temporary defensive purposes.

WHEN-ISSUED TRANSACTIONS Municipal securities are frequently offered on a "when-issued" basis. When so offered, the price, which is generally expressed in yield terms, is fixed at the time the commitment to buy is made, but delivery and payment take place at a later date. During the time between purchase and settlement, no payment is made by the fund to the issuer and no interest accrues to the fund. If the other party to the transaction fails to deliver or pay for the security, the fund could miss a favorable price or yield opportunity, or could experience a loss.

When a fund makes the commitment to buy a municipal security on a when-issued basis, it records the transaction and reflects the value of the security in the determination of its net asset value. The funds believe their net asset value or income will not be negatively affected by their purchase of municipal securities on a when-issued basis. The funds will not engage in when-issued transactions for investment leverage purposes.

Although a fund generally will buy municipal securities on a when-issued basis with the intention of acquiring the securities, it may sell the securities before the settlement date if it is considered advisable. When a fund is the buyer, it will maintain cash or liquid securities, with an aggregate value equal to the amount of its purchase commitments, in a segregated account with its custodian bank until payment is made. If assets of a fund are held in cash pending the settlement of a purchase of securities, the fund will not earn income on those assets.

ILLIQUID INVESTMENTS Each fund may invest up to 10% of its net assets in illiquid securities. Illiquid securities are generally securities that cannot be sold within seven days in the normal course of business at approximately the amount at which the fund has valued them.

REPURCHASE AGREEMENTS The Money Fund may enter into repurchase agreements for temporary defensive purposes. Under a repurchase agreement, the fund agrees to buy securities guaranteed as to payment of principal and interest by the U.S. government or its agencies from a qualified bank or broker-dealer and then to sell the securities back to the bank or broker-dealer after a short period of time (generally, less than seven days) at a higher price. The bank or broker-dealer must transfer to the fund's custodian securities with an initial market value of at least 102% of the dollar amount invested by the fund in each repurchase agreement. The manager will monitor the value of such securities daily to determine that the value equals or exceeds the repurchase price. Repurchase agreements may involve risks in the event of default or insolvency of the bank or broker-dealer, including possible delays or restrictions upon the fund's ability to sell the underlying securities. The fund will enter into repurchase agreements only with parties who meet creditworthiness standards approved by the fund's board of trustees, i.e., banks or broker-dealers that the manager has determined present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase transaction.

To the extent it invests in repurchase agreements, the Money Fund may not invest in repurchase agreements with a term of more than one year, and usually would invest in those with terms ranging from overnight to one week. The securities underlying a repurchase agreement may, however, have maturity dates longer than one year from the effective date of the repurchase agreement. The fund may not enter into a repurchase agreement with a term of more than seven days if, as a result, more than 10% of the fund's net assets would be invested in such repurchase agreements and other illiquid securities.

DIVERSIFICATION The Intermediate Fund is a non-diversified fund. The Insured and Money Funds are diversified funds. As a fundamental policy, the Insured and Money Funds will not buy a security if, with respect to 75% of their net assets, more than 5% would be in the securities of any single issuer. This limitation does not apply to investments issued or guaranteed by the U.S. government or its instrumentalities. For this purpose, each political subdivision, agency, or instrumentality, each multi-state agency of which a state is a member, and each public authority that issues private activity bonds on behalf of a private entity, is considered a separate issuer. Escrow-secured or defeased bonds generally are not considered an obligation of the original municipality when determining diversification. For securities backed only by the assets or revenues of a particular instrumentality, facility or subdivision, the entity is considered the issuer.

Each fund, including the Intermediate Fund, intends to meet certain diversification requirements for tax purposes. Generally, to meet federal tax requirements at the close of each quarter, a fund may not invest more than 25% of its total assets in any one issuer and, with respect to 50% of total assets, may not invest more than 5% of its total assets in any one issuer. These limitations do not apply to U.S. government securities and may be revised if applicable federal income tax requirements are revised. The Money Fund also must meet certain diversification requirements under federal securities laws that are more restrictive than those required for tax purposes.

TEMPORARY INVESTMENTS When the manager believes the securities trading markets or the economy are experiencing excessive volatility or a prolonged general decline, or other unusual or adverse conditions exist, including the unavailability of securities that meet a fund's investment criteria, it may invest each fund's portfolio in a temporary defensive manner. Under these circumstances, each fund may invest all of its assets in securities that pay taxable interest, including (i) municipal securities issued by a state or local government other than California; (ii) high quality commercial paper; or (iii) securities issued by or guaranteed by the full faith and credit of the U.S. government. Each fund also may invest all of its assets in municipal securities issued by a U.S. territory such as Guam, Puerto Rico, the Mariana Islands or the U.S. Virgin Islands. For temporary purposes, the Money Fund also may invest in obligations of U.S. banks with assets of $1 billion or more.

SECURITIES TRANSACTIONS The frequency of portfolio transactions, usually referred to as the portfolio turnover rate, varies for each fund from year to year, depending on market conditions. While short-term trading increases portfolio turnover and may increase costs, the execution costs for municipal securities are substantially less than for equivalent dollar values of equity securities.

Generally, all of the securities held by the Money Fund are offered on the basis of a quoted yield to maturity. The price of the security is adjusted so that, relative to the stated rate of interest, it will return the quoted rate to the buyer. The maturities of these securities at the time of issuance generally range between three months to one year.

CREDIT QUALITY All things being equal, the lower a security's credit quality, the higher the risk and the higher the yield the security generally must pay as compensation to investors for the higher risk.

A security's credit quality depends on the issuer's ability to pay interest on the security and, ultimately, to repay the principal. Independent rating agencies, such as Fitch Investors Service Inc. (Fitch), Moody's Investors Service, Inc. (Moody's), and Standard & Poor's Corporation (S&P), often rate municipal securities based on their opinion of the issuer's credit quality. Most rating agencies use a descending alphabet scale to rate long-term securities, and a descending numerical scale to rate short-term securities. Securities in the top four ratings are "investment grade," although securities in the fourth highest rating may have some speculative features. These ratings are described at the end of this SAI under "Description of Ratings."

An insurance company, bank or other foreign or domestic entity may provide credit support for a municipal security and enhance its credit quality. For example, some municipal securities are insured, which means they are covered by an insurance policy that guarantees the timely payment of principal and interest. Other municipal securities may be backed by letters of credit, guarantees, or escrow or trust accounts that contain securities backed by the full faith and credit of the U.S. government to secure the payment of principal and interest.

As discussed in the prospectus, each fund has different limitations on the credit quality of the securities it may buy. These limitations generally are applied when a fund makes an investment so that a fund is not required to sell a security because of a later change in circumstances. In the case of the Money Fund, however, the fund and its board must follow guidelines under federal securities laws and act accordingly if the rating on a security in the fund's portfolio is downgraded. These procedures only apply to changes between the "major" rating categories, and not to changes in a security's relative standing within a rating category.

In addition to considering ratings in its selection of each fund's portfolio securities, the manager considers, among other things, information about the financial history and condition of the issuer, revenue and expense prospects and, in the case of revenue bonds, the financial history and condition of the source of revenue to service the bonds. Securities that depend on the credit of the U.S. government are regarded as having a triple A or equivalent rating.

INSURANCE The Insured Fund invests primarily in insured municipal securities. The Intermediate and Money Funds also may invest in insured municipal securities.

Normally, the underlying rating of an insured security is one of the top three ratings of Fitch, Moody's or S&P. An insurer may insure municipal securities that are rated below the top three ratings or that are unrated if the securities otherwise meet the insurer's quality standards.

The Insured Fund will only enter into a contract to buy an insured municipal security if either permanent insurance or an irrevocable commitment to insure the municipal security by a qualified municipal bond insurer is in place. The insurance feature guarantees the scheduled payment of principal and interest, but does not guarantee (i) the market value of the insured municipal security, (ii) the value of a fund's shares, or (iii) a fund's distributions.

TYPES OF INSURANCE. There are three types of insurance: new issue, secondary and portfolio. A new issue insurance policy is purchased by the issuer when the security is issued. A secondary insurance policy may be purchased by the fund after a security is issued. With both new issue and secondary policies, the insurance continues in force for the life of the security and, thus, may increase the credit rating of the security, as well as its resale value.

The Insured Fund may buy a secondary insurance policy at any time, if the manager believes the insurance would be in the best interest of the fund. The fund is likely to buy a secondary insurance policy if, in the manager's opinion, the fund could sell a security at a price that exceeds the current value of the security, without insurance, plus the cost of the insurance. The purchase of a secondary policy, if available, may enable the fund to sell a defaulted security at a price similar to that of comparable securities that are not in default. The fund would value a defaulted security covered by a secondary insurance policy at its market value.

The Insured Fund also may buy a portfolio insurance policy. Unlike new issue and secondary insurance, which continue in force for the life of the security, portfolio insurance only covers securities while they are held by the fund. If the fund sells a security covered by portfolio insurance, the insurance protection on that security ends and, thus, cannot affect the resale value of the security. As a result, the fund may continue to hold any security insured under a portfolio insurance policy that is in default or in significant risk of default and, absent any unusual or unforeseen circumstances as a result of the portfolio insurance policy, would likely value the defaulted security, or security for which there is a significant risk of default, at the same price as comparable securities that are not in default. While a defaulted security is held in the fund's portfolio, the fund continues to pay the insurance premium on the security but also collects interest payments from the insurer and retains the right to collect the full amount of principal from the insurer when the security comes due.

The insurance premium the fund pays for a portfolio insurance policy is a fund expense. The premium is payable monthly and is adjusted for purchases and sales of covered securities during the month. If the fund fails to pay its premium, the insurer may take action against the fund to recover any premium payments that are due. The insurer may not change premium rates for securities covered by a portfolio insurance policy, regardless of the issuer's ability or willingness to meet its obligations.

QUALIFIED MUNICIPAL BOND INSURERS. Insurance policies may be issued by any one of several qualified municipal bond insurers. The Insured Fund generally buys insured municipal securities only if they are secured by an insurance policy issued by an insurer whose claims paying ability is rated triple A or its equivalent by Fitch, Moody's or S&P. Currently, there are four primary, triple A rated municipal bond insurers. The fund, however, may invest a portion of its assets in insured municipal securities covered by policies issued by insurers with a rating below triple A or its equivalent.

The bond insurance industry is a regulated industry. All bond insurers must be licensed in each state in order to write financial guarantees in that jurisdiction. Regulations vary from state to state. Most regulators, however, require minimum standards of solvency and limitations on leverage and investment of assets. Regulators also place restrictions on the amount an insurer can guarantee in relation to the insurer's capital base. Neither the funds nor the manager makes any representations as to the ability of any insurance company to meet its obligation to a fund if called upon to do so. Currently, to the best of our knowledge, there are no securities in the funds' portfolios on which an insurer is paying the principal or interest otherwise payable by the issuer of the bond.

If an insurer is called upon to pay the principal or interest on an insured security that is due for payment but that has not been paid by the issuer, the terms of payment would be governed by the provisions of the insurance policy. After payment, the insurer becomes the owner of the security, appurtenant coupon, or right to payment of principal or interest on the security and is fully subrogated to all of the fund's rights with respect to the security, including the right to payment. The insurer's rights to the security or to payment of principal or interest are limited, however, to the amount the insurer has paid.

MATURITY Municipal securities are issued with a specific maturity date - the date when the issuer must repay the amount borrowed. Maturities typically range from less than one year (short term) to 30 years (long term). In general, securities with longer maturities are more sensitive to price changes, although they may provide higher yields. The Insured Fund has no restrictions on the maturity of the securities it may buy or on its average portfolio maturity. The Intermediate Fund may buy securities with any maturity but must maintain a dollar-weighted average portfolio of three to 10 years. The Money Fund only buys securities with remaining maturities of 397 calendar days or less and maintains a dollar-weighted average portfolio maturity of 90 days or less.

INVESTMENT RESTRICTIONS Each fund has adopted the following restrictions as fundamental policies. This means they may only be changed if the change is approved by (i) more than 50% of the fund's outstanding shares or (ii) 67% or more of the fund's shares present at a shareholder meeting if more than 50% of the fund's outstanding shares are represented at the meeting in person or by proxy, whichever is less.

Each fund may not:

1. Borrow money or mortgage or pledge any of its assets, except that borrowings (and a pledge of assets thereof) for temporary or emergency purposes may be made from banks in any amount up to 5% of the total asset value. Secured temporary borrowings may take the form of a reverse repurchase agreement, pursuant to which the fund would sell portfolio securities for cash and simultaneously agree to repurchase them at a specified date for the same amount of cash plus an interest component.

2. Buy any securities on margin or sell any securities short, except that it may use such short-term credits as are necessary for the clearance of transactions.

3. Make loans, except through the purchase of debt securities which are either publicly distributed or customarily purchased by institutional investors, or to the extent the entry into a repurchase agreement may be deemed a loan. Although such loans are not presently intended, this prohibition will not preclude the fund from loaning portfolio securities to broker-dealers or other institutional investors if at least 102% cash collateral is pledged and maintained by the borrower; provided such portfolio security loans may not be made if, as a result, the aggregate of such loans exceeds 10% of the value of the fund's total assets at the time of the most recent loan.

4. Act as underwriter of securities issued by other persons, except insofar as the fund may be technically deemed an underwriter under the federal securities laws in connection with the disposition of portfolio securities.

5. Purchase the securities of any issuer which would result in owning more than 10% of the voting securities of such issuer.

6. Purchase securities from or sell to the trust's officers and trustees, or any firm of which any officer or trustee is a member, as principal, or retain securities of any issuer if, to the knowledge of the trust, one or more of the trust's officers, trustees, or investment manager own beneficially more than one-half of 1% of the securities of such issuer and all such officers and trustees together own beneficially more than 5% of such securities.

7. Acquire, lease or hold real estate, except such as may be necessary or advisable for the maintenance of its offices and provided that this limitation shall not prohibit the purchase of municipal and other debt securities secured by real estate or interests therein.

8. Invest in commodities and commodity contracts, puts, calls, straddles, spreads, or any combination thereof, or interests in oil, gas, or other mineral exploration or development programs, except that it may purchase, hold, and dispose of "obligations with puts attached" in accordance with its investment policies.

9. Invest in companies for the purpose of exercising control or management.

10. Purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization; except to the extent the Insured and Intermediate Funds invest their uninvested daily cash balances in shares of the Money Fund and other tax-exempt money market funds in the Franklin Templeton Group of Funds provided i) their purchases and redemptions of such money market fund shares may not be subject to any purchase or redemption fees, ii) their investments may not be subject to duplication of management fees, nor to any charge related to the expense of distributing their shares (as determined under Rule 12b-1, as amended under federal securities laws), and iii) aggregate investments in any such money market fund do not exceed (A) the greater of (i) 5% of their total net assets or (ii) $2.5 million, or (B) more than 3% of the outstanding shares of any such money market fund.

11. Purchase securities in private placements or in other transactions, for which there are legal or contractual restrictions on resale.

12. Invest more than 25% of its assets in securities of any industry. For purposes of this limitation, tax-exempt securities issued by governments or political subdivisions of governments are not considered to be part of any industry.

If a bankruptcy or other extraordinary event occurs concerning a particular security the fund owns, the fund may receive stock, real estate, or other investments that the fund would not, or could not, buy. If this happens, the fund intends to sell such investments as soon as practicable while maximizing the return to shareholders.

Generally, the policies and restrictions discussed in this SAI and in the prospectus apply when a fund makes an investment. In most cases, a fund is not required to sell a security because circumstances change and the security no longer meets one or more of the fund's policies or restrictions. If a percentage restriction or limitation is met at the time of investment, a later increase or decrease in the percentage due to a change in the value or liquidity of portfolio securities will not be considered a violation of the restriction or limitation.

RISKS
------------------------------------------------------------------------------

CALIFORNIA Since each fund mainly invests in California municipal securities, its performance is closely tied to the ability of issuers of California municipal securities to continue to make principal and interest payments on their securities. The issuers' ability to do this is in turn dependent on economic, political and other conditions within California. Below is a discussion of certain conditions that may affect California municipal issuers. It is not a complete analysis of every material fact that may affect the ability of issuers of California municipal securities to meet their debt obligations or the economic or political conditions within California and is subject to change. The information below is based on data available to the funds from historically reliable sources, but the fund has not independently verified it.

CALIFORNIA. California's economy has been the largest of all the states in the nation. Like many other states, however, California was significantly affected by the national recession of the early 1990s, especially in the southern portion of the state. Most of its job losses during its recession resulted from military cutbacks and the downturn in the construction industry. Downsizing in the state's aerospace industry, excess office capacity, and slow growth in California's export market also contributed to the state's recession.

Since mid-1993, California's economic recovery has been fueled by growth in the export, entertainment, tourism and computer services sectors. In March 1999, California's employment was up 3%, with growth in construction (8.5%), services (4.5%), government (3%), finance, insurance and real estate (2.3%) and trade (2%). Despite strong employment growth, California's unemployment rate has remained above the national average. Recent economic problems in Asia have adversely affected the state's high tech manufacturing and related industries, resulting in slower growth than in previous years. Further weakening of the economies of California's international trade partners could have a negative impact on the state.

During the period from 1990 to 1994, California experienced large budget deficits due to its economic recession, as well as unrealistic budget assumptions. School expenditures totaling $1.8 billion were recorded as "loan assets" on the state's books to be repaid by 2002. When adjusted to account for these loans, California's deficit balance was 10.7% of expenditures in 1992. At the end of fiscal 1998, general fund balances were a positive $547 million or 1.1% of expenditures on a GAAP basis.

California's debt levels have grown in recent years. In 1990, the state's debt per capita was below the median for all states. By 1998, debt per capita had risen to $675, above the $446 median for all states. California's debt levels may increase further as the state attempts to address its infrastructure needs and school improvements.

While the state's financial performance has improved in recent years, its fiscal operations have remained vulnerable. Increased funding for schools and infrastructure improvements and various tax cuts have offset some of the growth in revenues that has resulted from the improving economy. The state's budget approval process, which requires a two-thirds legislative vote, also has hampered the state's financial flexibility, as has its lack of a formalized mid-year budget correction process. The state's relatively low budget reserves and reduced flexibility make the state vulnerable to a future economic downturn. Overall, however, S&P considered California's outlook to be positive as of June 14, 1999.

U.S. TERRITORIES Since each fund may invest up to 35% of its assets in municipal securities issued by U.S. territories, the ability of municipal issuers in U.S. territories to continue to make principal and interest payments also may affect a fund's performance. As with California municipal issuers, the ability to make these payments is dependent on economic, political and other conditions. Below is a discussion of certain conditions within some of the territories where the funds may be invested. It is not a complete analysis of every material fact that may affect the ability of issuers of U.S. territory municipal securities to meet their debt obligations or the economic or political conditions within the territories and is subject to change. It is based on data available to the funds from historically reliable sources, but it has not been independently verified by the funds.

GUAM. Guam's economy has been heavily dependent on tourism. It has been especially dependent on Japanese tourism, which has made Guam vulnerable to fluctuations in the relationship between the U.S. dollar and the Japanese yen. The recent Asian economic crisis and Typhoon Paka, which hit Guam in December 1997, negatively affected both tourism and other economic activities in Guam and contributed to a decline of 1.8% in gross island product between 1997 and 1998.

In the early to mid-1990s, Guam's financial position deteriorated due to a series of natural disasters that led to increased spending on top of already significant budget gaps. As a result, the government introduced a comprehensive financial plan in June 1995 to help balance the budget and reduce the general fund deficit by fiscal 1999. For fiscal 1998, however, Guam incurred a $21 million deficit and ended the year with a negative unreserved general fund balance of $158.9 million. Another deficit is expected in 1999.

While Guam's debt burden has been manageable, Guam's ability to maintain current debt levels may be challenged in the near future. U.S. military downsizing has reduced the federal presence on the island and also may reduce federal support for infrastructure projects. At the same time, Guam has faced increasing pressure to improve its infrastructure to help generate economic development.

Overall, as of May 20, 1999, S&P's outlook for Guam was negative due to Guam's continued weak financial position and inability to meet the goals of the financial plan.

MARIANA ISLANDS. The Mariana Islands became a commonwealth in 1975. At that time, the U.S. government agreed to exempt the islands from federal minimum wage and immigration laws in an effort to help stimulate industry and the economy. The islands' minimum wage has been more than $2 per hour below the U.S. level and tens of thousands of workers have immigrated from various Asian countries to provide cheap labor for the islands' industries. Recently, the islands' tourism and apparel industries combined to help increase gross business receipts from $224 million in 1985 to $2 billion in 1996.

PUERTO RICO. Overall, Moody's considered Puerto Rico's outlook stable as of January 1999. In recent years, Puerto Rico's financial performance has improved. Relatively strong revenue growth and more aggressive tax collection procedures resulted in a general fund surplus for fiscal 1998 (unaudited). For fiscal 1999, spending increases of 11% are budgeted, which may create an operating deficit and deplete the commonwealth's unreserved fund balance.

Puerto Rico's debt levels have been high. Going forward, these levels may increase as Puerto Rico attempts to finance significant capital and infrastructure improvements. Puerto Rico also will need to address its large unfunded pension liability of more than $6 billion.

Despite Puerto Rico's stable outlook, Puerto Rico may face challenges in the coming years with the 1996 passage of a bill eliminating section 936 of the Internal Revenue Code. This section has given certain U.S. corporations operating in Puerto Rico significant tax advantages. These incentives have helped considerably with Puerto Rico's economic growth, especially with the development of its manufacturing sector. U.S. firms that have benefited from these incentives have provided a significant portion of Puerto Rico's revenues, employment and deposits in local financial institutions. The section 936 incentives will be phased out over a 10-year period ending in 2006. It is hoped that this long phase-out period will give Puerto Rico sufficient time to lessen the potentially negative effects of section 936's elimination. Outstanding issues relating to the potential for a transition to statehood also may have broad implications for Puerto Rico and its financial and credit position.

OFFICERS AND TRUSTEES
------------------------------------------------------------------------------

The trust has a board of trustees. The board is responsible for the overall management of the trust, including general supervision and review of each fund's investment activities. The board, in turn, elects the officers of the trust who are responsible for administering the trust's day-to-day operations. The board also monitors the Insured Fund to ensure no material conflicts exist among its share classes. While none is expected, the board will act appropriately to resolve any material conflict that may arise.

The name, age and address of the officers and board members, as well as their affiliations, positions held with the trust, and principal occupations during the past five years are shown below.

Frank H. Abbott, III (78)
1045 Sansome Street, San Francisco, CA 94111
TRUSTEE

President and Director, Abbott Corporation (an investment company); director or trustee, as the case may be, of 27 of the investment companies in the Franklin Templeton Group of Funds; and FORMERLY, Director, MotherLode Gold Mines Consolidated (gold mining) (until 1996) and Vacu-Dry Co. (food processing) (until 1996).

Harris J. Ashton (67)
191 Clapboard Ridge Road, Greenwich, CT 06830
TRUSTEE

Director, RBC Holdings, Inc. (bank holding company) and Bar-S Foods (meat packing company); director or trustee, as the case may be, of 48 of the investment companies in the Franklin Templeton Group of Funds; and FORMERLY, President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

*Harmon E. Burns (54)
777 Mariners Island Blvd., San Mateo, CA 94404
TRUSTEE AND VICE PRESIDENT

Executive Vice President and Director, Franklin Resources, Inc., Franklin Templeton Distributors, Inc. and Franklin Templeton Services, Inc.; Executive Vice President, Franklin Advisers, Inc.; Director, Franklin Investment Advisory Services, Inc. and Franklin/Templeton Investor Services, Inc.; and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 52 of the investment companies in the Franklin Templeton Group of Funds.

S. Joseph Fortunato (67)
Park Avenue at Morris County, P.O. Box 1945
Morristown, NJ 07962-1945
TRUSTEE

Member of the law firm of Pitney, Hardin, Kipp & Szuch; and director or trustee, as the case may be, of 50 of the investment companies in the Franklin Templeton Group of Funds.

*Charles B. Johnson (66)
777 Mariners Island Blvd., San Mateo, CA 94404
CHAIRMAN OF THE BOARD AND TRUSTEE

President, Chief Executive Officer and Director, Franklin Resources, Inc.; Chairman of the Board and Director, Franklin Advisers, Inc., Franklin Investment Advisory Services, Inc. and Franklin Templeton Distributors, Inc.; Director, Franklin/Templeton Investor Services, Inc. and Franklin Templeton Services, Inc.; officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in the Franklin Templeton Group of Funds.

*Rupert H. Johnson, Jr. (59)
777 Mariners Island Blvd., San Mateo, CA 94404
PRESIDENT AND TRUSTEE

Executive Vice President and Director, Franklin Resources, Inc. and Franklin Templeton Distributors, Inc.; President and Director, Franklin Advisers, Inc. and Franklin Investment Advisory Services, Inc.; Senior Vice President, Franklin Advisory Services, LLC; Director, Franklin/Templeton Investor Services, Inc.; and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 52 of the investment companies in the Franklin Templeton Group of Funds.

Frank W.T. LaHaye (70)
20833 Stevens Creek Blvd., Suite 102, Cupertino, CA 95014
TRUSTEE

General Partner, Miller & LaHaye, which is the General Partner of Peregrine Ventures II (venture capital firm); director or trustee, as the case may be, of 27 of the investment companies in the Franklin Templeton Group of Funds; and FORMERLY, Director, Fischer Imaging Corporation (medical imaging systems), Digital Transmission Systems, Inc. (wireless communications) and Quarterdeck Corporation (software firm), and General Partner, Peregrine Associates, which was the General Partner of Peregrine Ventures (venture capital firm).

Gordon S. Macklin (71)
8212 Burning Tree Road, Bethesda, MD 20817
TRUSTEE

Director, Fund American Enterprises Holdings, Inc. (holding company), Martek Biosciences Corporation, MCI WorldCom (information services), MedImmune, Inc. (biotechnology), Spacehab, Inc. (aerospace services) and Real 3D (software); director or trustee, as the case may be, of 48 of the investment companies in the Franklin Templeton Group of Funds; and FORMERLY, Chairman, White River Corporation (financial services) and Hambrecht and Quist Group (investment banking), and President, National Association of Securities Dealers, Inc.

Martin L. Flanagan (39)
777 Mariners Island Blvd., San Mateo, CA 94404
VICE PRESIDENT AND CHIEF FINANCIAL OFFICER

Senior Vice President and Chief Financial Officer, Franklin Resources, Inc., Franklin/Templeton Investor Services, Inc. and Franklin Mutual Advisers, LLC; Executive Vice President, Chief Financial Officer and Director, Templeton Worldwide, Inc.; Executive Vice President, Chief Operating Officer and Director, Templeton Investment Counsel, Inc.; Executive Vice President and Chief Financial Officer, Franklin Advisers, Inc.; Chief Financial Officer, Franklin Advisory Services, LLC and Franklin Investment Advisory Services, Inc.; President and Director, Franklin Templeton Services, Inc.; officer and/or director of some of the other subsidiaries of Franklin Resources, Inc.; and officer and/or director or trustee, as the case may be, of 52 of the investment companies in the Franklin Templeton Group of Funds.

Deborah R. Gatzek (50)
777 Mariners Island Blvd., San Mateo, CA 94404
VICE PRESIDENT AND SECRETARY

Senior Vice President and General Counsel, Franklin Resources, Inc.; Senior Vice President, Franklin Templeton Services, Inc. and Franklin Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; Vice President, Franklin Advisory Services, LLC and Franklin Mutual Advisers, LLC; Vice President, Chief Legal Officer and Chief Operating Officer, Franklin Investment Advisory Services, Inc.; and officer of 53 of the investment companies in the Franklin Templeton Group of Funds.

Thomas J. Kenny (36)
777 Mariners Island Blvd., San Mateo, CA 94404
VICE PRESIDENT

Executive Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in the Franklin Templeton Group of Funds.

Diomedes Loo-Tam (60)
777 Mariners Island Blvd., San Mateo, CA 94404
TREASURER AND PRINCIPAL ACCOUNTING OFFICER

Senior Vice President, Franklin Templeton Services, Inc.; and officer of 32 of the investment companies in the Franklin Templeton Group of Funds.

Edward V. McVey (62)
777 Mariners Island Blvd., San Mateo, CA 94404
VICE PRESIDENT

Senior Vice President and National Sales Manager, Franklin Templeton Distributors, Inc.; and officer of 28 of the investment companies in the Franklin Templeton Group of Funds.

*This board member is considered an "interested person" under federal securities laws.
Note: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.

The trust pays noninterested board members $215 per month plus $210 per meeting attended. Board members who serve on the audit committee of the trust and other funds in the Franklin Templeton Group of Funds receive a flat fee of $2,000 per committee meeting attended, a portion of which is allocated to the trust. Members of a committee are not compensated for any committee meeting held on the day of a board meeting. Noninterested board members also may serve as directors or trustees of other funds in the Franklin Templeton Group of Funds and may receive fees from these funds for their services. The fees payable to noninterested board members by the trust are subject to reductions resulting from fee caps limiting the amount of fees payable to board members who serve on other boards within the Franklin Templeton Group of Funds. The following table provides the total fees paid to noninterested board members by the trust and by the Franklin Templeton Group of Funds.


                                                           NUMBER OF BOARDS IN
                       TOTAL FEES    TOTAL FEES RECEIVED      THE FRANKLIN
                        RECEIVED      FROM THE FRANKLIN    TEMPLETON GROUP OF
                        FROM THE     TEMPLETON GROUP OF   FUNDS ON WHICH EACH
         NAME          TRUST 1 ($)        FUNDS 2 ($)           SERVES 3
-------------------------------------------------------------------------------
Frank H. Abbott, III     12,390            159,051                 27
Harris J. Ashton         13,534            361,157                 48
S. Joseph Fortunato      12,608            367,835                 50
Frank W.T. LaHaye        13,030            163,753                 27
Gordon S. Macklin        13,534            361,157                 48
1. For the year ended June 30, 1999.
2. For the calendar year ended December 31, 1998.
3. We base the number of boards on the number of registered investment companies in the Franklin Templeton Group of Funds. This number does not include the total number of series or funds within each investment company for which the board members are responsible. The Franklin Templeton Group of Funds currently includes 54 registered investment companies, with approximately 162 U.S. based funds or series.

Noninterested board members are reimbursed for expenses incurred in connection with attending board meetings, paid pro rata by each fund in the Franklin Templeton Group of Funds for which they serve as director or trustee. No officer or board member received any other compensation, including pension or retirement benefits, directly or indirectly from the fund or other funds in the Franklin Templeton Group of Funds. Certain officers or board members who are shareholders of Franklin Resources, Inc. may be deemed to receive indirect remuneration by virtue of their participation, if any, in the fees paid to its subsidiaries.

Board members historically have followed a policy of having substantial investments in one or more of the funds in the Franklin Templeton Group of Funds, as is consistent with their individual financial goals. In February 1998, this policy was formalized through adoption of a requirement that each board member invest one-third of fees received for serving as a director or trustee of a Templeton fund in shares of one or more Templeton funds and one-third of fees received for serving as a director or trustee of a Franklin fund in shares of one or more Franklin funds until the value of such investments equals or exceeds five times the annual fees paid such board member. Investments in the name of family members or entities controlled by a board member constitute fund holdings of such board member for purposes of this policy, and a three year phase-in period applies to such investment requirements for newly elected board members. In implementing such policy, a board member's fund holdings existing on February 27, 1998, are valued as of such date with subsequent investments valued at cost.

MANAGEMENT AND OTHER SERVICES
------------------------------------------------------------------------------

MANAGER AND SERVICES PROVIDED Each fund's manager is Franklin Advisers, Inc. The manager is a wholly owned subsidiary of Franklin Resources, Inc. (Resources), a publicly owned company engaged in the financial services industry through its subsidiaries. Charles B. Johnson and Rupert H. Johnson, Jr. are the principal shareholders of Resources.

The manager provides investment research and portfolio management services, and selects the securities for each fund to buy, hold or sell. The manager's extensive research activities include, as appropriate, traveling to meet with issuers and to review project sites. The manager also selects the brokers who execute the funds' portfolio transactions. The manager provides periodic reports to the board, which reviews and supervises the manager's investment activities. To protect the funds, the manager and its officers, directors and employees are covered by fidelity insurance.

The manager and its affiliates manage numerous other investment companies and accounts. The manager may give advice and take action with respect to any of the other funds it manages, or for its own account, that may differ from action taken by the manager on behalf of each fund. Similarly, with respect to each fund, the manager is not obligated to recommend, buy or sell, or to refrain from recommending, buying or selling any security that the manager and access persons, as defined by applicable federal securities laws, may buy or sell for its or their own account or for the accounts of any other fund. The manager is not obligated to refrain from investing in securities held by the funds or other funds it manages. Of course, any transactions for the accounts of the manager and other access persons will be made in compliance with the funds' code of ethics.

Under the funds' code of ethics, employees of the Franklin Templeton Group who are access persons may engage in personal securities transactions subject to the following general restrictions and procedures: (i) the trade must receive advance clearance from a compliance officer and must be completed by the close of the business day following the day clearance is granted; (ii) copies of all brokerage confirmations and statements must be sent to a compliance officer; (iii) all brokerage accounts must be disclosed on an annual basis; and (iv) access persons involved in preparing and making investment decisions must, in addition to (i), (ii) and (iii) above, file annual reports of their securities holdings each January and inform the compliance officer (or other designated personnel) if they own a security that is being considered for a fund or other client transaction or if they are recommending a security in which they have an ownership interest for purchase or sale by a fund or other client.

MANAGEMENT FEES The Insured and Intermediate Funds each pay the manager a fee equal to a monthly rate of:

o 5/96 of 1% (approximately 5/8 of 1% per year) of the value of net assets up to and including $100 million; and
o 1/24 of 1% (approximately 1/2 of 1% per year) of the value of net assets over $100 million and not over $250 million; and
o 9/240 of 1% (approximately 45/100 of 1% per year) of the value of net assets in excess of $250 million.

The fee is computed at the close of business on the last business day of each month according to the terms of the management agreement. Each class of the Insured Fund's shares pays its proportionate share of the fee.

The Money Fund pays the manager a fee equal to a daily rate of:

o  1/584 of 1% of the value of net assets up to and including $100 million;
   and
o 1/730 of 1% of the value of net assets over $100 million up to and including $250 million; and
o  1/811 of 1% of the value of net assets in excess of $250 million.

The fee is payable at the request of the manager according to the terms of the management agreement.

For the last three fiscal years ended June 30, the funds paid the following management fees:
                                  MANAGEMENT FEES PAID ($)
                                  -----------------------
                               1999          1998          1997
--------------------------------------------------------------------
Insured Fund                  8,667,397     8,057,731     7,686,324
Intermediate Fund1              775,173       454,104       311,342
Money Fund                    3,211,214     3,224,282     3,127,809
1. For the fiscal years ended June 30, 1999, 1998 and 1997, management fees, before any advance waiver, totaled $1,075,716, $794,091 and $673,288, respectively. Under an agreement by the manager to limit its fees, the fund paid the management fees shown.

ADMINISTRATOR AND SERVICES PROVIDED Franklin Templeton Services, Inc. (FT Services) has an agreement with the manager to provide certain administrative services and facilities for each fund. FT Services is wholly owned by Resources and is an affiliate of the funds' manager and principal underwriter.

The administrative services FT Services provides include preparing and maintaining books, records, and tax and financial reports, and monitoring compliance with regulatory requirements.

ADMINISTRATION FEES The manager pays FT Services a monthly fee equal to an annual rate of:

o   0.15% of each fund's average daily net assets up to $200 million;
o   0.135% of average daily net assets over $200 million up to $700 million;
o   0.10% of average daily net assets over $700 million up to $1.2 billion;
    and
o   0.075% of average daily net assets over $1.2 billion.

During the last three fiscal years ended June 30, the manager paid FT Services the following administration fees:

                                 ADMINISTRATION FEES PAID ($)
                                 ----------------------------
                                     1999          1998          1997
--------------------------------------------------------------------------
Insured Fund                        1,975,011     1,872,018     1,364,513
Intermediate Fund                     276,982       198,693       125,005
Money Fund                            918,170       922,214       676,600

SHAREHOLDER SERVICING AND TRANSFER AGENT Franklin/Templeton Investor Services, Inc. (Investor Services) is each fund's shareholder servicing agent and acts as the fund's transfer agent and dividend-paying agent. Investor Services is located at 777 Mariners Island Blvd., San Mateo, CA 94404. Please send all correspondence to Investor Services to P.O. Box 997151, Sacramento, CA 95899-9983.

For its services, Investor Services receives a fixed fee per account. Each fund also will reimburse Investor Services for certain out-of-pocket expenses, which may include payments by Investor Services to entities, including affiliated entities, that provide sub-shareholder services, recordkeeping and/or transfer agency services to beneficial owners of the fund. The amount of reimbursements for these services per benefit plan participant fund account per year will not exceed the per account fee payable by the fund to Investor Services in connection with maintaining shareholder accounts.

CUSTODIAN Bank of New York, Mutual Funds Division, 90 Washington Street, New York, NY 10286, acts as custodian of each fund's securities and other assets.

AUDITOR PricewaterhouseCoopers LLP, 333 Market Street, San Francisco, CA 94105, is the funds' independent auditor. The auditor gives an opinion on the financial statements included in the trust's Annual Report to Shareholders and reviews the trust's registration statement filed with the U.S. Securities and Exchange Commission (SEC).

PORTFOLIO TRANSACTIONS
------------------------------------------------------------------------------

Since most purchases by the funds are principal transactions at net prices, the funds incur little or no brokerage costs. Each fund deals directly with the selling or buying principal or market maker without incurring charges for the services of a broker on its behalf, unless it is determined that a better price or execution may be obtained by using the services of a broker. Purchases of portfolio securities from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include a spread between the bid and ask prices. As a general rule, the funds do not buy securities in underwritings where they are given no choice, or only limited choice, in the designation of dealers to receive the commission. The funds seeks to obtain prompt execution of orders at the most favorable net price. Transactions may be directed to dealers in return for research and statistical information, as well as for special services provided by the dealers in the execution of orders.

It is not possible to place a dollar value on the special executions or on the research services the manager receives from dealers effecting transactions in portfolio securities. The allocation of transactions in order to obtain additional research services allows the manager to supplement its own research and analysis activities and to receive the views and information of individuals and research staffs of other securities firms. As long as it is lawful and appropriate to do so, the manager and its affiliates may use this research and data in their investment advisory capacities with other clients. If the funds' officers are satisfied that the best execution is obtained, the sale of fund shares, as well as shares of other funds in the Franklin Templeton Group of Funds, also may be considered a factor in the selection of broker-dealers to execute the funds' portfolio transactions.

If purchases or sales of securities of the funds and one or more other investment companies or clients supervised by the manager are considered at or about the same time, transactions in these securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by the manager, taking into account the respective sizes of the funds and the amount of securities to be purchased or sold. In some cases this procedure could have a detrimental effect on the price or volume of the security so far as the funds are concerned. In other cases it is possible that the ability to participate in volume transactions may improve execution and reduce transaction costs to the funds.

During the fiscal years ended June 30, 1999, 1998 and 1997, the funds did not pay any brokerage commissions.

As of June 30, 1999, the funds did not own securities of their regular broker-dealers.

DISTRIBUTIONS AND TAXES
------------------------------------------------------------------------------

The Insured Fund calculates dividends and capital gains the same way for each class. The amount of any income dividends per share will differ, however, generally due to the difference in the distribution and service (Rule 12b-1) fees of each class. Distributions are subject to approval by the board. The funds do not pay "interest" or guarantee any fixed rate of return on an investment in their shares.

DISTRIBUTIONS OF NET INVESTMENT INCOME Each fund receives income generally in the form of interest on their investments. This form of income, less expenses incurred in the operation of the fund, constitutes the fund's net investment income from which dividends may be paid to you.

By meeting certain requirements of the Internal Revenue Code, the funds have qualified and continue to qualify to pay exempt-interest dividends to you. These dividends are derived from interest income exempt from regular federal income tax, and are not subject to regular federal income tax when they are distributed to you. In addition, to the extent that exempt-interest dividends are derived from interest on obligations of a state or its political subdivisions, or from interest on qualifying U.S. territorial obligations (including qualifying obligations of Puerto Rico, the U.S. Virgin Islands or Guam), they also may be exempt from such state's personal income taxes. California generally does not grant tax-free treatment to interest on state and municipal securities of other states.

The funds may earn taxable income on any temporary investments, on the discount from stripped obligations or their coupons, on income from securities loans or other taxable transactions, or on ordinary income derived from the sale of market discount bonds. Any fund distributions from such income will be taxable to you as ordinary income, whether you receive them in cash or in additional shares.

The Money Fund declares dividends for each day that the Money Fund's net asset value is calculated. These dividends will equal all of the Money Fund's daily net income payable to shareholders of record as of the close of business the preceding day. The Money Fund's daily net income includes accrued interest and any original issue or acquisition discount, plus or minus any gain or loss on the sale of portfolio securities and changes in unrealized appreciation or depreciation in portfolio securities (to the extent required to maintain a constant net asset value per share), less the estimated expenses of the fund.

DISTRIBUTIONS OF CAPITAL GAINS The funds may derive capital gains and losses in connection with sales or other dispositions of their portfolio securities. Distributions from net short-term capital gains will be taxable to you as ordinary income. Distributions from net long-term capital gains will be taxable to you as long-term capital gain, regardless of how long you have held your shares in a fund. Any net capital gains realized by the funds generally will be distributed once each year, and may be distributed more frequently, if necessary, in order to reduce or eliminate excise or income taxes on the funds. Because the Money Fund is a money market fund, it does not anticipate realizing any long term capital gains.

INFORMATION ON THE TAX CHARACTER OF DISTRIBUTIONS The funds will inform you of the amount of your ordinary income dividends and capital gains distributions at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year, including the portion of the distributions that on average comprise taxable income or interest income that is a tax preference item under the alternative minimum tax. If you have not held fund shares for a full year, a fund may designate and distribute to you, as taxable, tax-exempt or tax preference income, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the fund.

ELECTION TO BE TAXED AS A REGULATED INVESTMENT COMPANY Each fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code, has qualified as such for its most recent fiscal year, and intends to so qualify during the current fiscal year. As regulated investment companies, the funds generally pay no federal income tax on the income and gains they distribute to you. The board reserves the right not to maintain the qualification of a fund as a regulated investment company if it determines such course of action to be beneficial to shareholders. In such case, a fund will be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you will be taxed as ordinary dividend income to the extent of such fund's earnings and profits.

EXCISE TAX DISTRIBUTION REQUIREMENTS To avoid federal excise taxes, the Internal Revenue Code requires each fund to distribute to you by December 31 of each year, at a minimum, the following amounts: 98% of its taxable ordinary income earned during the calendar year; 98% of its capital gain net income earned during the twelve month period ending October 31; and 100% of any undistributed amounts from the prior year. Each fund intends to declare and pay these amounts in December (or in January that are treated by you as received in December) to avoid these excise taxes, but can give no assurances that its distributions will be sufficient to eliminate all taxes.

REDEMPTION OF FUND SHARES Redemptions and exchanges of fund shares are taxable transactions for federal and state income tax purposes. If you redeem your fund shares, or exchange your fund shares for shares of a different Franklin Templeton Fund, the IRS will require that you report a gain or loss on your redemption or exchange. If you hold your shares as a capital asset, the gain or loss that you realize will be capital gain or loss and will be long-term or short-term, generally depending on how long you hold your shares. Any loss incurred on the redemption or exchange of shares held for six months or less will be disallowed to the extent of any exempt-interest dividends distributed to you with respect to your fund shares and any remaining loss will be treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by the fund on those shares. Because the Money Fund seeks to maintain a constant $1.00 per share net asset value, you should not expect to realize a capital gain or loss upon redemption or exchange of your Money Fund shares.

All or a portion of any loss that you realize upon the redemption of your fund shares will be disallowed to the extent that you buy other shares in the fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares you buy.

DEFERRAL OF BASIS If you redeem some or all of your shares in the Insured or Intermediate Funds, and then reinvest the sales proceeds in such funds or in another Franklin Templeton Fund within 90 days of buying the original shares, the sales charge that would otherwise apply to your reinvestment may be reduced or eliminated. The IRS will require you to report gain or loss on the redemption of your original shares in the Insured or Intermediate Funds. In doing so, all or a portion of the sales charge that you paid for your original shares in a fund will be excluded from your tax basis in the shares sold (for the purpose of determining gain or loss upon the sale of such shares). The portion of the sales charge excluded will equal the amount that the sales charge is reduced on your reinvestment. Any portion of the sales charge excluded from your tax basis in the shares sold will be added to the tax basis of the shares you acquire from your reinvestment.

DIVIDENDS-RECEIVED DEDUCTION FOR CORPORATIONS Because a fund's income consists of interest rather than dividends, no portion of its distributions generally will be eligible for the corporate dividends-received deduction. None of the dividends paid by the funds for the most recent fiscal year qualified for such deduction, and it is anticipated that none of the current year's dividends will so qualify.

TREATMENT OF PRIVATE ACTIVITY BOND INTEREST Interest on certain private activity bonds, while still exempt from regular federal income tax, is a preference item for taxpayers when determining their alternative minimum tax under the Internal Revenue Code and under the income tax provisions of several states. Private activity bond interest could subject you to or increase your liability under federal and state alternative minimum taxes, depending on your individual or corporate tax position. Persons who are defined in the Internal Revenue Code as substantial users (or persons related to such users) of facilities financed by private activity bonds should consult with their tax advisors before buying fund shares.

INVESTMENT IN COMPLEX SECURITIES Each fund may invest in complex securities. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by a fund are treated as ordinary income or capital gains, accelerate the recognition of income to a fund and/or defer a fund's ability to recognize losses. In turn, these rules may affect the amount, timing or character of the income distributed to you by a fund.

ORGANIZATION, VOTING RIGHTS AND PRINCIPAL HOLDERS
------------------------------------------------------------------------------
Each fund is a series of Franklin New York Tax-Free Trust, an open-end management investment company, commonly called a mutual fund. The trust was organized as a Massachusetts business trust in July 18, 1985, and is registered with the SEC.

As a shareholder of a Massachusetts business trust, you could, under certain circumstances, be held personally liable as a partner for its obligations. The Agreement and Declaration of Trust, however, contains an express disclaimer of shareholder liability for acts or obligations of the fund. The Declaration of Trust also provides for indemnification and reimbursement of expenses out of the fund's assets if you are held personally liable for obligations of the fund. The Declaration of Trust provides that the fund shall, upon request, assume the defense of any claim made against you for any act or obligation of the fund and satisfy any judgment thereon. All such rights are limited to the assets of the fund. The Declaration of Trust further provides that the fund may maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the fund, its shareholders, trustees, officers, employees and agents to cover possible tort and other liabilities. Furthermore, the activities of the fund as an investment company, as distinguished from an operating company, would not likely give rise to liabilities in excess of the fund's total assets. Thus, the risk that you would incur financial loss on account of shareholder liability is limited to the unlikely circumstance in which both inadequate insurance exists and the fund itself is unable to meet its obligations.

Certain Franklin Templeton Funds offer multiple classes of shares. The different classes have proportionate interests in the same portfolio of investment securities. They differ, however, primarily in their sales charge structures and Rule 12b-1 plans.

The Insured Fund currently offers two classes of shares, Class A and Class C. Before January 1, 1999, Class A shares were designated Class I and Class C shares were designated Class II. The full title of each class is:

o   Franklin California Insured Tax-Free Income Fund -  Class A
o   Franklin California Insured Tax-Free Income Fund - Class C

The Intermediate Fund and the Money Fund each offer only one share class. Because the Intermediate Fund's sales charge structure and Rule 12b-1 plan are similar to those of Class A shares, shares of the fund are considered Class A shares for redemption, exchange and other purposes. Shares of the Money Fund also are considered Class A shares for redemption, exchange and other purposes. Before January 1, 1999, these funds' shares were considered Class I shares.

The funds may offer additional classes of shares in the future.

Shares of each class of the Insured Fund represent proportionate interests in the fund's assets. On matters that affect the fund as a whole, each class has the same voting and other rights and preferences as any other class. On matters that affect only one class, only shareholders of that class may vote. Each class votes separately on matters affecting only that class, or expressly required to be voted on separately by state or federal law. Shares of each class of a series have the same voting and other rights and preferences as the other classes and series of the trust for matters that affect the trust as a whole. Additional series may be offered in the future.

The trust has noncumulative voting rights. For board member elections, this gives holders of more than 50% of the shares voting the ability to elect all of the members of the board. If this happens, holders of the remaining shares voting will not be able to elect anyone to the board.

The trust does not intend to hold annual shareholder meetings. The trust or a series of the trust may hold special meetings, however, for matters requiring shareholder approval. A meeting may be called by the board to consider the removal of a board member if requested in writing by shareholders holding at least 10% of the outstanding shares. In certain circumstances, we are required to help you communicate with other shareholders about the removal of a board member. A special meeting also may be called by the board in its discretion.

As of August 6, 1999, the principal shareholders of the fund, beneficial or of record, were:

NAME AND ADDRESS                  PERCENTAGE (%)
--------------------------------------------------
TAX-EXEMPT MONEY FUND

Kenneth Rainin Ttee
U/D/T Dated 03/26/90
5400 Hollis St.
Emeryville, CA 94608-2508               6

From time to time, the number of fund shares held in the "street name" accounts of various securities dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares outstanding.

As of August 6, 1999, the officers and board members, as a group, owned of record and beneficially less than 1% of the outstanding shares of each class. The board members may own shares in other funds in the Franklin Templeton Group of Funds.

BUYING AND SELLING SHARES
------------------------------------------------------------------------------

The fund continuously offers its shares through securities dealers who have an agreement with Franklin Templeton Distributors, Inc. (Distributors). A securities dealer includes any financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the fund. This reference is for convenience only and does not indicate a legal conclusion of capacity. Banks and financial institutions that sell shares of the fund may be required by state law to register as securities dealers.

For investors outside the U.S., the offering of fund shares may be limited in many jurisdictions. An investor who wishes to buy shares of the fund should determine, or have a broker-dealer determine, the applicable laws and regulations of the relevant jurisdiction. Investors are responsible for compliance with tax, currency exchange or other regulations applicable to redemption and purchase transactions in any jurisdiction to which they may be subject. Investors should consult appropriate tax and legal advisors to obtain information on the rules applicable to these transactions.

All checks, drafts, wires and other payment mediums used to buy or sell shares of the fund must be denominated in U.S. dollars. We may, in our sole discretion, either (a) reject any order to buy or sell shares denominated in any other currency or (b) honor the transaction or make adjustments to your account for the transaction as of a date and with a foreign currency exchange factor determined by the drawee bank. All checks, drafts, wires and other payment mediums used to buy or sell Money Fund shares must be drawn on a U.S. bank and are accepted subject to collection at full face value. Checks drawn in U.S. funds on foreign banks will not be credited to your account and dividends will not begin to accrue until the proceeds are collected which may take a long period of time. We may deduct any applicable banking charges imposed by the bank from your account.

When you buy shares, if you submit a check or a draft that is returned unpaid to the fund we may impose a $10 charge against your account for each returned item.

INITIAL SALES CHARGES The maximum initial sales charge for the Insured Fund is 4.25% for Class A and 1% for Class C. The maximum initial sales charge for the Intermediate Fund is 2.25%. There is no initial sales charge for the Money Fund.

The initial sales charge for Class A shares may be reduced for certain large purchases, as described in the prospectus. We offer several ways for you to combine your purchases in the Franklin Templeton Funds to take advantage of the lower sales charges for large purchases. The Franklin Templeton Funds include the U.S. registered mutual funds in the Franklin Group of Funds(R) and the Templeton Group of Funds except Franklin Templeton Variable Insurance Products Trust, Templeton Capital Accumulator Fund, Inc., and Templeton Variable Products Series Fund.

CUMULATIVE QUANTITY DISCOUNT. For purposes of calculating the sales charge on Class A shares, you may combine the amount of your current purchase with the cost or current value, whichever is higher, of your existing shares in the Franklin Templeton Funds. You also may combine the shares of your spouse, children under the age of 21 or grandchildren under the age of 21. If you are the sole owner of a company, you also may add any company accounts, including retirement plan accounts.

LETTER OF INTENT (LOI). You may buy shares of the Intermediate Fund and Class A shares of the Insured Fund at a reduced sales charge by completing the letter of intent section of your account application. A letter of intent is a commitment by you to invest a specified dollar amount during a 13 month period. The amount you agree to invest determines the sales charge you pay. By completing the letter of intent section of the application, you acknowledge and agree to the following:

o You authorize Distributors to reserve 5% of your total intended purchase in Class A shares registered in your name until you fulfill your LOI. Your periodic statements will include the reserved shares in the total shares you own, and we will pay or reinvest dividend and capital gain distributions on the reserved shares according to the distribution option you have chosen.

o You give Distributors a security interest in the reserved shares and appoint Distributors as attorney-in-fact.

o Distributors may sell any or all of the reserved shares to cover any additional sales charge if you do not fulfill the terms of the LOI.

o Although you may exchange your shares, you may not sell reserved shares until you complete the LOI or pay the higher sales charge.

After you file your LOI with the fund, you may buy Class A shares at the sales charge applicable to the amount specified in your LOI. Sales charge reductions based on purchases in more than one Franklin Templeton Fund will be effective only after notification to Distributors that the investment qualifies for a discount. Any Class A purchases you made within 90 days before you filed your LOI also may qualify for a retroactive reduction in the sales charge. If you file your LOI with the fund before a change in the fund's sales charge, you may complete the LOI at the lower of the new sales charge or the sales charge in effect when the LOI was filed.

Your holdings in the Franklin Templeton Funds acquired more than 90 days before you filed your LOI will be counted towards the completion of the LOI, but they will not be entitled to a retroactive reduction in the sales charge. Any redemptions you make during the 13 month period will be subtracted from the amount of the purchases for purposes of determining whether the terms of the LOI have been completed.

If the terms of your LOI are met, the reserved shares will be deposited to an account in your name or delivered to you or as you direct. If the amount of your total purchases, less redemptions, is more than the amount specified in your LOI and is an amount that would qualify for a further sales charge reduction, a retroactive price adjustment will be made by Distributors and the securities dealer through whom purchases were made. The price adjustment will be made on purchases made within 90 days before and on those made after you filed your LOI and will be applied towards the purchase of additional shares at the offering price applicable to a single purchase or the dollar amount of the total purchases.

If the amount of your total purchases, less redemptions, is less than the amount specified in your LOI, the sales charge will be adjusted upward, depending on the actual amount purchased (less redemptions) during the period. You will need to send Distributors an amount equal to the difference in the actual dollar amount of sales charge paid and the amount of sales charge that would have applied to the total purchases if the total of the purchases had been made at one time. Upon payment of this amount, the reserved shares held for your account will be deposited to an account in your name or delivered to you or as you direct. If within 20 days after written request the difference in sales charge is not paid, we will redeem an appropriate number of reserved shares to realize the difference. If you redeem the total amount in your account before you fulfill your LOI, we will deduct the additional sales charge due from the sale proceeds and forward the balance to you.

GROUP PURCHASES. If you are a member of a qualified group, you may buy Class A shares at a reduced sales charge that applies to the group as a whole. The sales charge is based on the combined dollar value of the group members' existing investments, plus the amount of the current purchase.

A qualified group is one that:

o  Was formed at least six months ago,

o  Has a purpose other than buying fund shares at a discount,

o  Has more than 10 members,

o  Can arrange for meetings between our representatives and group members,

o Agrees to include Franklin Templeton Fund sales and other materials in publications and mailings to its members at reduced or no cost to Distributors,

o Agrees to arrange for payroll deduction or other bulk transmission of investments to the fund, and

o Meets other uniform criteria that allow Distributors to achieve cost savings in distributing shares.

WAIVERS FOR INVESTMENTS FROM CERTAIN PAYMENTS. Class A shares may be purchased without an initial sales charge or contingent deferred sales charge
(CDSC) by investors who reinvest within 365 days:

o Dividend and capital gain distributions from any Franklin Templeton Fund. The distributions generally must be reinvested in the same share class. Certain exceptions apply, however, to Class C shareholders who chose to reinvest their distributions in Class A shares of the fund before November 17, 1997, and to Advisor Class or Class Z shareholders of a Franklin Templeton Fund who may reinvest their distributions in the fund's Class A shares. This waiver category also applies to Class C shares.

o Dividend or capital gain distributions from a real estate investment trust (REIT) sponsored or advised by Franklin Properties, Inc.

o Annuity payments received under either an annuity option or from death benefit proceeds, if the annuity contract offers as an investment option the Franklin Templeton Variable Insurance Products Trust or the Templeton Variable Products Series Fund. You should contact your tax advisor for information on any tax consequences that may apply.

o Redemption proceeds from a repurchase of shares of Franklin Floating Rate Trust, if the shares were continuously held for at least 12 months.

   If you immediately placed your redemption proceeds in a Franklin Bank CD or a Franklin Templeton money fund, you may reinvest them as described above. The proceeds must be reinvested within 365 days from the date the CD matures, including any rollover, or the date you redeem your money fund shares.

o Redemption proceeds from the sale of Class A shares of any of the Templeton Global Strategy Funds if you are a qualified investor.

   If you paid a CDSC when you redeemed your Class A shares from a Templeton Global Strategy Fund, a new CDSC will apply to your purchase of fund shares and the CDSC holding period will begin again. We will, however, credit your fund account with additional shares based on the CDSC you previously paid and the amount of the redemption proceeds that you reinvest.

   If you immediately placed your redemption proceeds in a Franklin Templeton money fund, you may reinvest them as described above. The proceeds must be reinvested within 365 days from the date they are redeemed from the money fund.

WAIVERS FOR CERTAIN INVESTORS. Class A shares also may be purchased without an initial sales charge or CDSC by various individuals and institutions due to anticipated economies in sales efforts and expenses, including:

o Trust companies and bank trust departments agreeing to invest in Franklin Templeton Funds over a 13 month period at least $1 million of assets held in a fiduciary, agency, advisory, custodial or similar capacity and over which the trust companies and bank trust departments or other plan fiduciaries or participants, in the case of certain retirement plans, have full or shared investment discretion. We will accept orders for these accounts by mail accompanied by a check or by telephone or other means of electronic data transfer directly from the bank or trust company, with payment by federal funds received by the close of business on the next business day following the order.

o Any state or local government or any instrumentality, department, authority or agency thereof that has determined the fund is a legally permissible investment and that can only buy fund shares without paying sales charges. Please consult your legal and investment advisors to determine if an investment in the fund is permissible and suitable for you and the effect, if any, of payments by the fund on arbitrage rebate calculations.

o Broker-dealers, registered investment advisors or certified financial planners who have entered into an agreement with Distributors for clients participating in comprehensive fee programs

o Qualified registered investment advisors who buy through a broker-dealer or service agent who has entered into an agreement with Distributors

o Registered securities dealers and their affiliates, for their investment accounts only

o Current employees of securities dealers and their affiliates and their family members, as allowed by the internal policies of their employer

o Officers, trustees, directors and full-time employees of the Franklin Templeton Funds or the Franklin Templeton Group, and their family members, consistent with our then-current policies

o Any investor who is currently a Class Z shareholder of Franklin Mutual Series Fund Inc. (Mutual Series), or who is a former Mutual Series Class Z shareholder who had an account in any Mutual Series fund on October 31, 1996, or who sold his or her shares of Mutual Series Class Z within the past 365 days

o Investment companies exchanging shares or selling assets pursuant to a merger, acquisition or exchange offer

o  Accounts managed by the Franklin Templeton Group

o Certain unit investment trusts and their holders reinvesting distributions from the trusts

SALES IN TAIWAN. Under agreements with certain banks in Taiwan, Republic of China, shares of the Insured and Intermediate Funds are available to these banks' trust accounts without a sales charge. The banks may charge service fees to their customers who participate in the trusts. A portion of these service fees may be paid to Distributors or one of its affiliates to help defray expenses of maintaining a service office in Taiwan, including expenses related to local literature fulfillment and communication facilities.

Shares of the Intermediate Fund and Class A shares of the Insured Fund may be offered to investors in Taiwan through securities advisory firms known locally as Securities Investment Consulting Enterprises. In conformity with local business practices in Taiwan, these shares may be offered with the following schedule of sales charges:

Size of Purchase - U.S. Dollars               Sales Charge (%)
---------------------------------------------------------------------
Under $30,000                                 3.0
$30,000 but less than $100,000                2.0
$100,000 but less than $400,000               1.0
$400,000 or more                              0

DEALER COMPENSATION Securities dealers may at times receive the entire sales charge on shares of the Insured and Intermediate Funds. A securities dealer who receives 90% or more of the sales charge may be deemed an underwriter under the Securities Act of 1933, as amended. Financial institutions or their affiliated brokers may receive an agency transaction fee in the percentages indicated in the dealer compensation table in the funds' prospectus.

Distributors may pay the following commissions, out of its own resources, to securities dealers who initiate and are responsible for purchases of shares of the Intermediate Fund or Class A shares of the Insured Fund of $1 million or more: 0.75% on sales of $1 million to $2 million, plus 0.60% on sales over $2 million to $3 million, plus 0.50% on sales over $3 million to $50 million, plus 0.25% on sales over $50 million to $100 million, plus 0.15% on sales over $100 million.

These breakpoints are reset every 12 months for purposes of additional purchases.

In addition to the payments above, Distributors and/or its affiliates may provide financial support to securities dealers that sell shares of the Franklin Templeton Group of Funds. This support is based primarily on the amount of sales of fund shares and/or total assets with the Franklin Templeton Group of Funds. The amount of support may be affected by: total sales; net sales; levels of redemptions; the proportion of a securities dealer's sales and marketing efforts in the Franklin Templeton Group of Funds; a securities dealer's support of, and participation in, Distributors' marketing programs; a securities dealer's compensation programs for its registered representatives; and the extent of a securities dealer's marketing programs relating to the Franklin Templeton Group of Funds. Financial support to securities dealers may be made by payments from Distributors' resources, from Distributors' retention of underwriting concessions and, in the case of funds that have Rule 12b-1 plans, from payments to Distributors under such plans. In addition, certain securities dealers may receive brokerage commissions generated by fund portfolio transactions in accordance with the rules of the National Association of Securities Dealers, Inc.

Distributors routinely sponsors due diligence meetings for registered representatives during which they receive updates on various Franklin Templeton Funds and are afforded the opportunity to speak with portfolio managers. Invitation to these meetings is not conditioned on selling a specific number of shares. Those who have shown an interest in the Franklin Templeton Funds, however, are more likely to be considered. To the extent permitted by their firm's policies and procedures, registered representatives' expenses in attending these meetings may be covered by Distributors.

CONTINGENT DEFERRED SALES CHARGE (CDSC) If you invest $1 million or more in shares of the Intermediate Fund or Class A shares of the Insured Fund, either as a lump sum or through our cumulative quantity discount or letter of intent programs, a CDSC may apply on any shares you sell within 12 months of purchase. For Class C shares of the Insured Fund, a CDSC may apply if you sell your shares within 18 months of purchase. The CDSC is 1% of the value of the shares sold or the net asset value at the time of purchase, whichever is less.

CDSC WAIVERS.  The CDSC for any share class generally will be waived for:

o  Account fees

o Redemptions of Class A shares by investors who purchased $1 million or more without an initial sales charge if the securities dealer of record waived its commission in connection with the purchase

o Redemptions by the fund when an account falls below the minimum required account size

o  Redemptions following the death of the shareholder or beneficial owner

o  Redemptions through a systematic withdrawal plan set up before February
   1, 1995

o Redemptions through a systematic withdrawal plan set up on or after February 1, 1995, up to 1% monthly, 3% quarterly, 6% semiannually or 12% annually of your account's net asset value depending on the frequency of your plan

EXCHANGE PRIVILEGE If you request the exchange of the total value of your Insured or Intermediate Fund account, accrued but unpaid income dividends and capital gain distributions will be reinvested in the fund at net asset value on the date of the exchange, and then the entire share balance will be exchanged into the new fund. Backup withholding and information reporting may apply.

If a substantial number of shareholders should, within a short period, sell their fund shares under the exchange privilege, the fund might have to sell portfolio securities it might otherwise hold and incur the additional costs related to such transactions. On the other hand, increased use of the exchange privilege may result in periodic large inflows of money. If this occurs, it is the Insured and Intermediate Funds' general policy to initially invest this money in short-term, tax-exempt municipal securities, unless it is believed that attractive investment opportunities consistent with the funds' investment goals exist immediately. This money will then be withdrawn from the short-term, tax-exempt municipal securities and invested in portfolio securities in as orderly a manner as is possible when attractive investment opportunities arise.

The proceeds from the sale of shares of an investment company are generally not available until the seventh day following the sale. The funds you are seeking to exchange into may delay issuing shares pursuant to an exchange until that seventh day. The sale of fund shares to complete an exchange will be effected at net asset value at the close of business on the day the request for exchange is received in proper form.

SYSTEMATIC WITHDRAWAL PLAN Our systematic withdrawal plan allows you to sell your shares and receive regular payments from your account on a monthly, quarterly, semiannual or annual basis. The value of your account must be at least $5,000 and the minimum payment amount for each withdrawal must be at least $50. There are no service charges for establishing or maintaining a systematic withdrawal plan.

Payments under the plan will be made from the redemption of an equivalent amount of shares in your account, generally on the 25th day of the month in which a payment is scheduled. If the 25th falls on a weekend or holiday, we will process the redemption on the next business day. When you sell your shares under a systematic withdrawal plan, it is a taxable transaction.

To avoid paying sales charges on money you plan to withdraw within a short period of time, you may not want to set up a systematic withdrawal plan in the Insured or Intermediate Fund if you plan to buy shares on a regular basis. Shares sold under the plan also may be subject to a CDSC.

Redeeming shares through a systematic withdrawal plan may reduce or exhaust the shares in your account if payments exceed distributions received from the fund. This is especially likely to occur if there is a market decline. If a withdrawal amount exceeds the value of your account, your account will be closed and the remaining balance in your account will be sent to you. Because the amount withdrawn under the plan may be more than your actual yield or income, part of the payment may be a return of your investment.

You may discontinue a systematic withdrawal plan, change the amount and schedule of withdrawal payments, or suspend one payment by notifying us by mail or by phone at least seven business days before the end of the month preceding a scheduled payment. The funds may discontinue a systematic withdrawal plan by notifying you in writing and will automatically discontinue a systematic withdrawal plan if all shares in your account are withdrawn or if the funds receive notification of the shareholder's death or incapacity.

REDEMPTIONS IN KIND Each fund has committed itself to pay in cash (by check) all requests for redemption by any shareholder of record, limited in amount, however, during any 90-day period to the lesser of $250,000 or 1% of the value of the fund's net assets at the beginning of the 90-day period. This commitment is irrevocable without the prior approval of the U.S. Securities and Exchange Commission (SEC). In the case of redemption requests in excess of these amounts, the board reserves the right to make payments in whole or in part in securities or other assets of the fund, in case of an emergency, or if the payment of such a redemption in cash would be detrimental to the existing shareholders of the fund. In these circumstances, the securities distributed would be valued at the price used to compute the fund's net assets and you may incur brokerage fees in converting the securities to cash. Redemptions in kind are taxable transactions. The fund does not intend to redeem illiquid securities in kind. If this happens, however, you may not be able to recover your investment in a timely manner.

SHARE CERTIFICATES We will credit your shares to your fund account. We do not issue share certificates unless you specifically request them. This eliminates the costly problem of replacing lost, stolen or destroyed certificates. If a certificate is lost, stolen or destroyed, you may have to pay an insurance premium of up to 2% of the value of the certificate to replace it.

All purchases of Money Fund shares will be credited to you, in full and fractional fund shares (rounded to the nearest 1/100 of a share), in an account maintained for you by the fund's transfer agent. No share certificates will be issued for fractional shares at any time. No certificates will be issued to you if you have elected to redeem shares by check or by preauthorized bank or brokerage firm account methods.

The offering of fund shares may be suspended at any time and resumed at any time thereafter.

Any outstanding share certificates must be returned to the fund if you want to sell or exchange those shares or if you would like to start a systematic withdrawal plan. The certificates should be properly endorsed. You can do this either by signing the back of the certificate or by completing a share assignment form. For your protection, you may prefer to complete a share assignment form and to send the certificate and assignment form in separate envelopes.

GENERAL INFORMATION If dividend checks are returned to the funds marked "unable to forward" by the postal service, we will consider this a request by you to change your dividend option to reinvest all distributions. The proceeds will be reinvested in additional shares at net asset value until we receive new instructions.

Distribution or redemption checks sent to you do not earn interest or any other income during the time the checks remain uncashed. Neither the funds nor their affiliates will be liable for any loss caused by your failure to cash such checks. The funds are not responsible for tracking down uncashed checks, unless a check is returned as undeliverable.

In most cases, if mail is returned as undeliverable we are required to take certain steps to try to find you free of charge. If these attempts are unsuccessful, however, we may deduct the costs of any additional efforts to find you from your account. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for its location services.

The wiring of redemption proceeds is a special service that we make available whenever possible. By offering this service to you, the funds are not bound to meet any redemption request in less than the seven day period prescribed by law. Neither the funds nor their agents shall be liable to you or any other person if, for any reason, a redemption request by wire is not processed as described in the prospectus.

Franklin Templeton Investor Services, Inc. (Investor Services) may pay certain financial institutions that maintain omnibus accounts with the funds on behalf of numerous beneficial owners for recordkeeping operations performed with respect to such owners. For each beneficial owner in the omnibus account, the funds may reimburse Investor Services an amount not to exceed the per account fee that the funds normally pay Investor Services. These financial institutions also may charge a fee for their services directly to their clients.

Investor Services may charge you separate fees, negotiated directly with you, for providing special services in connection with your Money Fund account, such as processing a large number of checks each month. Fees for special services will not increase the fund's expenses.

Special procedures have been designed for banks and other institutions wishing to open multiple accounts in the Money Fund. An institution may open a single master account by filing one application form with the fund, signed by personnel authorized to act for the institution. Individual sub-accounts may be opened at the time the master account is filed by listing them, or instructions may be provided to the fund at a later date. These sub-accounts may be established by the institution with registration either by name or number. The investment minimums applicable to the fund are applicable to each sub-account. The fund will provide each institution with a written confirmation for each transaction in a sub-account and arrangements may be made at no additional charge for the transmittal of duplicate confirmations to the beneficial owner of the sub-account.

The Money Fund will provide to each institution, on a quarterly basis or more frequently if requested, a statement setting forth each sub-account's share balance, income earned for the period, income earned for the year to date, and total current market value.

If you buy or sell shares through your securities dealer, we use the net asset value next calculated after your securities dealer receives your request, which is promptly transmitted to the fund. If you sell shares through your securities dealer, it is your dealer's responsibility to transmit the order to the fund in a timely fashion. Your redemption proceeds will not earn interest between the time we receive the order from your dealer and the time we receive any required documents. Any loss to you resulting from your dealer's failure to transmit your redemption order to the fund in a timely fashion must be settled between you and your securities dealer.

Certain shareholder servicing agents may be authorized to accept your transaction request.

For institutional accounts, there may be additional methods of buying or selling fund shares than those described in this SAI or in the prospectus.

In the event of disputes involving multiple claims of ownership or authority to control your account, the fund has the right (but has no obligation) to:
(a) freeze the account and require the written agreement of all persons deemed by the fund to have a potential property interest in the account, before executing instructions regarding the account; (b) interplead disputed funds or accounts with a court of competent jurisdiction; or (c) surrender ownership of all or a portion of the account to the IRS in response to a notice of levy.

PRICING SHARES
------------------------------------------------------------------------------

When you buy shares, you pay the offering price. The offering price is the net asset value (NAV) per share plus any applicable sales charge, calculated to two decimal places using standard rounding criteria. When you sell shares, you receive the NAV minus any applicable CDSC.

The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the fund by the number of shares outstanding.

The Intermediate Fund and each class of the Insured Fund calculate the NAV per share each business day at the close of trading on the New York Stock Exchange (normally 1:00 p.m. pacific time). The Money Fund calculates its NAV per share each business day at 3:00 p.m. pacific time. The funds do not calculate their NAV on days the New York Stock Exchange (NYSE) is closed for trading, which include New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

THE INSURED AND INTERMEDIATE FUNDS When determining their NAV, each fund values cash and receivables at their realizable amounts, and records interest as accrued. Each fund values over-the-counter portfolio securities within the range of the most recent quoted bid and ask prices. If portfolio securities trade both in the over-the-counter market and on a stock exchange, each fund values them according to the broadest and most representative market as determined by the manager. Municipal securities generally trade in the over-the-counter market rather than on a securities exchange. In the absence of a sale or reported bid and ask prices, information with respect to bond and note transactions, quotations from bond dealers, market transactions in comparable securities, and various relationships between securities are used to determine the value of municipal securities.

Generally, trading in U.S. government securities and money market instruments is substantially completed each day at various times before the close of the NYSE. The value of these securities used in computing the NAV is determined as of such times. Occasionally, events affecting the values of these securities may occur between the times at which they are determined and the close of the NYSE that will not be reflected in the computation of the NAV. If events materially affecting the values of these securities occur during this period, the securities will be valued at their fair value as determined in good faith by the board.

Other securities for which market quotations are readily available are valued at the current market price, which may be obtained from a pricing service, based on a variety of factors including recent trades, institutional size trading in similar types of securities (considering yield, risk and maturity) and/or developments related to specific issues. Securities and other assets for which market prices are not readily available are valued at fair value as determined following procedures approved by the board. With the approval of the board, each fund may use a pricing service, bank or securities dealer to perform any of the above described functions.

THE MONEY FUND The valuation of the fund's portfolio securities, including any securities held in a separate account maintained for when-issued securities, is based on the amortized cost of the securities, which does not take into account unrealized capital gains or losses. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in calculation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the fund would receive if it sold the instrument. During periods of declining interest rates, the daily yield on shares of the fund computed as described above may tend to be higher than a like computation made by a fund with identical investments but using a method of valuation based upon market prices and estimates of market prices for all of its portfolio instruments. Thus, if the use of amortized cost by the fund resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the fund would be able to obtain a somewhat higher yield than would result from an investment in a fund using only market values, and existing investors in the fund would receive less investment income. The opposite would be true in a period of rising interest rates.

The fund's use of amortized cost, which helps the fund maintain a $1 share price, is permitted by a rule adopted by the U.S. Securities and Exchange Commission (SEC). Under this rule, the fund must adhere to certain conditions. The fund must maintain a dollar-weighted average portfolio maturity of 90 days or less and only buy instruments with remaining maturities of 397 calendar days or less. The fund also must invest only in those U.S. dollar-denominated securities that the manager, in accordance with procedures adopted by the board, determines present minimal credit risks and that are rated in one of the top two ratings by U.S. nationally recognized rating services (or comparable unrated securities), or are instruments issued by an issuer that, with respect to an outstanding issue of short-term debt that is comparable in priority and protection, has received a rating within the two highest ratings. Securities subject to floating or variable interest rates with demand features that comply with applicable SEC rules may have stated maturities in excess of one year.

The board has established procedures designed to stabilize, to the extent reasonably possible, the fund's price per share at $1, as computed for the purpose of sales and redemptions. These procedures include a review of the fund's holdings by the board, at such intervals as it may deem appropriate, to determine if the fund's net asset value calculated by using available market quotations deviates from $1 per share based on amortized cost. The extent of any deviation will be examined by the board. If a deviation exceeds 1/2 of 1%, the board will promptly consider what action, if any, will be initiated. If the board determines that a deviation exists that may result in material dilution or other unfair results to investors or existing shareholders, it will take corrective action that it regards as necessary and appropriate, which may include selling portfolio instruments before maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends, redeeming shares in kind, or establishing a net asset value per share by using available market quotations.

THE UNDERWRITER
------------------------------------------------------------------------------

Franklin Templeton Distributors, Inc. (Distributors) acts as the principal underwriter in the continuous public offering of each fund's shares. Distributors is located at 777 Mariners Island Blvd., San Mateo, CA 94404.

Distributors pays the expenses of the distribution of fund shares, including advertising expenses and the costs of printing sales material and prospectuses used to offer shares to the public. Each fund pays the expenses of preparing and printing amendments to its registration statements and prospectuses (other than those necessitated by the activities of Distributors) and of sending prospectuses to existing shareholders.

The table below shows the aggregate underwriting commissions Distributors received in connection with the offering of the funds' shares, the net underwriting discounts and commissions Distributors retained after allowances to dealers, and the amounts Distributors received in connection with redemptions or repurchases of shares for the last three fiscal years ended June 30:

                                                              AMOUNT RECEIVED
                                                               IN CONNECTION
                                TOTAL       AMOUNT RETAINED       WITH
                             COMMISSIONS    BY DISTRIBUTORS  REDEMPTIONS AND
                            RECEIVED ($)          ($)        REPURCHASES ($)
  ----------------------------------------------------------------------------
  1999
  Insured Fund                   5,145,522           345,317          107,014
  Intermediate Fund                589,660            81,929            3,973
  Money Fund                             0                 0                0

  1998
  Insured Fund                   4,250,370           275,269           41,527
  Intermediate Fund                421,185            60,619                0
  Money Fund                             0                 0                0

  1997
  Insured Fund                   4,562,364           316,761           40,474
  Intermediate Fund                298,929            19,851                0
  Money Fund                             0                 0                0

Distributors may be entitled to reimbursement under the Rule 12b-1 plans, as discussed below. Except as noted, Distributors received no other compensation from the funds for acting as underwriter.

DISTRIBUTION AND SERVICE (12B-1) FEES The Intermediate Fund and each class of the Insured Fund have separate distribution or "Rule 12b-1" plans. Under each plan, the funds shall pay or may reimburse Distributors or others for the expenses of activities that are primarily intended to sell shares of the class. These expenses may include, among others, distribution or service fees paid to securities dealers or others who have executed a servicing agreement with the funds, Distributors or its affiliates; a prorated portion of Distributors' overhead expenses; and the expenses of printing prospectuses and reports used for sales purposes, and preparing and distributing sales literature and advertisements.

The distribution and service (12b-1) fees charged to each class are based only on the fees attributable to that particular class.

THE CLASS A PLAN. Payments by the Insured and Intermediate Funds under their Class A plans may not exceed 0.10% per year of Class A's average daily net assets, payable quarterly. All distribution expenses over this amount will be borne by those who have incurred them.

In implementing the Class A plan for the Insured Fund, the board has determined that the annual fees payable under the plan will be equal to the sum of: (i) the amount obtained by multiplying 0.10% by the average daily net assets represented by the fund's Class A shares that were acquired by investors on or after May 1, 1994, the effective date of the plan (new assets), and (ii) the amount obtained by multiplying 0.05% by the average daily net assets represented by the fund's Class A shares that were acquired before May 1, 1994 (old assets). These fees will be paid to the current securities dealer of record on the account. In addition, until such time as the maximum payment of 0.10% is reached on a yearly basis, up to an additional 0.02% will be paid to Distributors under the plan. When the fund reaches $4 billion in assets, the amount to be paid to Distributors will be reduced from 0.02% to 0.01%. The payments made to Distributors will be used by Distributors to defray other marketing expenses that have been incurred in accordance with the plan, such as advertising.

For the Insured Fund's Class A plan, the fee is a Class A expense. This means that all Class A shareholders, regardless of when they purchased their shares, will bear Rule 12b-1 expenses at the same rate. The initial rate will be at least 0.07% (0.05% plus 0.02%) of the average daily net assets of Class A and, as Class A shares are sold on or after May 1, 1994, will increase over time. Thus, as the proportion of Class A shares purchased on or after May 1, 1994, increases in relation to outstanding Class A shares, the expenses attributable to payments under the plan also will increase (but will not exceed 0.10% of average daily net assets). While this is the currently anticipated calculation for fees payable under the Class A plan, the plan permits the board to allow the fund to pay a full 0.10% on all assets at any time. The approval of the board would be required to change the calculation of the payments to be made under the Class A plan.

The Class A plans do not permit unreimbursed expenses incurred in a particular year to be carried over to or reimbursed in later years.

THE CLASS C PLAN. Under the Class C plan, the Insured Fund pays Distributors up to 0.50% per year of the class's average daily net assets, payable quarterly, to pay Distributors or others for providing distribution and related services and bearing certain expenses. All distribution expenses over this amount will be borne by those who have incurred them. The fund also may pay a servicing fee of up to 0.15% per year of the class's average daily net assets, payable quarterly. This fee may be used to pay securities dealers or others for, among other things, helping to establish and maintain customer accounts and records, helping with requests to buy and sell shares, receiving and answering correspondence, monitoring dividend payments from the fund on behalf of customers, and similar servicing and account maintenance activities.

The expenses relating to the Class C plan also are used to pay Distributors for advancing the commission costs to securities dealers with respect to the initial sale of Class C shares.

THE CLASS A AND C PLANS. In addition to the payments that Distributors or others are entitled to under each plan, each plan also provides that to the extent the fund, the manager or Distributors or other parties on behalf of the fund, the manager or Distributors make payments that are deemed to be for the financing of any activity primarily intended to result in the sale of fund shares within the context of Rule 12b-1 under the Investment Company Act of 1940, as amended, then such payments shall be deemed to have been made pursuant to the plan. The terms and provisions of each plan relating to required reports, term, and approval are consistent with Rule 12b-1.

In no event shall the aggregate asset-based sales charges, which include payments made under each plan, plus any other payments deemed to be made pursuant to a plan, exceed the amount permitted to be paid under the rules of the National Association of Securities Dealers, Inc.

To the extent fees are for distribution or marketing functions, as distinguished from administrative servicing or agency transactions, certain banks will not be entitled to participate in the plans as a result of applicable federal law prohibiting certain banks from engaging in the distribution of mutual fund shares. These banking institutions, however, are permitted to receive fees under the plans for administrative servicing or for agency transactions. If you are a customer of a bank that is prohibited from providing these services, you would be permitted to remain a shareholder of the fund, and alternate means for continuing the servicing would be sought.
In this event, changes in the services provided might occur and you might no longer be able to avail yourself of any automatic investment or other services then being provided by the bank. It is not expected that you would suffer any adverse financial consequences as a result of any of these changes.

Each plan has been approved in accordance with the provisions of Rule 12b-1. The plans are renewable annually by a vote of the board, including a majority vote of the board members who are not interested persons of the fund and who have no direct or indirect financial interest in the operation of the plans, cast in person at a meeting called for that purpose. It is also required that the selection and nomination of such board members be done by the noninterested members of the fund's board. The plans and any related agreement may be terminated at any time, without penalty, by vote of a majority of the noninterested board members on not more than 60 days' written notice, by Distributors on not more than 60 days' written notice, by any act that constitutes an assignment of the management agreement with the manager or by vote of a majority of the outstanding shares of the class. The plan for the Intermediate Fund also may be terminated by any act that constitutes an assignment of the underwriting agreement with Distributors. Distributors or any dealer or other firm also may terminate their respective distribution or service agreement at any time upon written notice.

The plans and any related agreements may not be amended to increase materially the amount to be spent for distribution expenses without approval by a majority of the outstanding shares of the class, and all material amendments to the plans or any related agreements shall be approved by a vote of the noninterested board members, cast in person at a meeting called for the purpose of voting on any such amendment.

Distributors is required to report in writing to the board at least quarterly on the amounts and purpose of any payment made under the plans and any related agreements, as well as to furnish the board with such other information as may reasonably be requested in order to enable the board to make an informed determination of whether the plans should be continued.

For the fiscal year ended June 30, 1999, Distributors' eligible expenditures for advertising, printing, payments to underwriters and broker-dealers and other expenses pursuant to the plans and the amounts the funds paid Distributors under the plans were:

                                DISTRIBUTORS' ELIGIBLE          AMOUNT PAID
                                     EXPENSES ($)             BY THE FUND ($)
------------------------------------------------------------------------------
Insured Fund - Class A                3,010,071                 1,622,968
Insured Fund - Class C                  814,259                   421,449
Intermediate Fund - Class A             311,413                   177,024


PERFORMANCE
------------------------------------------------------------------------------

Performance quotations are subject to SEC rules. These rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by a fund be accompanied by certain standardized performance information computed as required by the SEC. Average annual total return and current yield quotations used by the funds, and effective yield quotations used by the Money Fund, are based on the standardized methods of computing performance mandated by the SEC. Performance figures reflect Rule 12b-1 fees from the date of the plan's implementation. An explanation of these and other methods used by the funds to compute or express performance follows. Regardless of the method used, past performance does not guarantee future results, and is an indication of the return to shareholders only for the limited historical period used.

INSURED AND INTERMEDIATE FUNDS

AVERAGE ANNUAL TOTAL RETURN Average annual total return is determined by finding the average annual rates of return over the periods indicated below that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes the maximum initial sales charge is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.

When considering the average annual total return quotations, you should keep in mind that the maximum initial sales charge reflected in each quotation is a one time fee charged on all direct purchases, which will have its greatest impact during the early stages of your investment. This charge will affect actual performance less the longer you retain your investment in the fund. The average annual total returns for the indicated periods ended June 30, 1999, were:



                                  1 YEAR (%)     5 YEARS (%)    10 YEARS (%)
-------------------------------------------------------------------------------
Insured Fund - Class A                     -1.58           5.57           6.43
                                                                SINCE
                                                                INCEPTION
                                  1 YEAR (%)                    (5/1/95) (%)
Insured Fund - Class C                      0.15             --           5.58
                                                                SINCE
                                                                INCEPTION
                                  1 YEAR (%)     5 YEARS (%)    (9/21/92) (%)
Intermediate Fund                           0.31           6.13           6.00


The following SEC formula was used to calculate these figures:

      n
P(1+T)  = ERV

where:

P   =   a hypothetical initial payment of $1,000
T   =   average annual total return
n   =   number of years
ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of each period at the end of each period

CUMULATIVE TOTAL RETURN Like average annual total return, cumulative total return assumes the maximum initial sales charge is deducted from the initial $1,000 purchase, income dividends and capital gain distributions are reinvested at net asset value, the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. Cumulative total return, however, is based on the actual return for a specified period rather than on the average return over the periods indicated above. The cumulative total returns for the indicated periods ended June 30, 1999, were:

                                  1 YEAR (%)     5 YEARS (%)   10 YEARS (%)
-------------------------------------------------------------------------------
Insured Fund - Class A            -1.58          31.15         86.41

                                                               SINCE
                                                               INCEPTION
                                  1 YEAR (%)                   (5/1/95) (%)
Insured Fund - Class C            0.15           --            25.37

                                                               SINCE INCEPTION
                                                               (9/21/92) (%)
                                  1 YEAR (%)     5 YEARS (%)
Intermediate Fund                 0.31           34.64         48.36

CURRENT YIELD Current yield shows the income per share earned by a fund. It is calculated by dividing the net investment income per share earned during a 30-day base period by the applicable maximum offering price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders of a class during the base period. The yields for the 30-day period ended June 30, 1999, were:

                     CLASS A (%)  CLASS C (%)
-------------------------------------------------
Insured Fund                 4.04           3.62
Intermediate Fund            4.18             --

The following SEC formula was used to calculate these figures:

                    6
Yield = 2 [(a-b + 1)  - 1]
            ---
            cd

where:

a = interest earned during the period
b = expenses accrued for the period (net of reimbursements)
c = the average daily number of shares outstanding during the   period that
    were entitled to receive dividends
d = the maximum offering price per share on the last day of the period

TAXABLE-EQUIVALENT YIELD Each fund also may quote a taxable-equivalent yield that shows the before-tax yield that would have to be earned from a taxable investment to equal the yield. Taxable-equivalent yield is computed by dividing the portion of the yield that is tax-exempt by one minus the highest applicable combined federal, state and city income tax rate and adding the product to the portion of the yield that is not tax-exempt, if any. The taxable-equivalent yields for the 30-day period ended June 30, 1999, were:

                      CLASS A (%)   CLASS C (%)
-------------------------------------------------
Insured Fund          7.37          6.61
Intermediate Fund     7.63          --


CURRENT DISTRIBUTION RATE Current yield and taxable-equivalent yield, which are calculated according to a formula prescribed by the SEC, are not indicative of the amounts which were or will be paid to shareholders. Amounts paid to shareholders are reflected in the quoted current distribution rate or taxable-equivalent distribution rate. The current distribution rate is usually computed by annualizing the dividends paid per share by a class during a certain period and dividing that amount by the current maximum offering price. The current distribution rate differs from the current yield computation because it may include distributions to shareholders from sources other than interest, if any, and is calculated over a different period of time. The current distribution rates for the 30-day period ended June 30, 1999, were:

                          CLASS A (%)      CLASS C (%)
--------------------------------------------------------
Insured Fund                    4.79          4.36
Intermediate Fund               4.47            --

A taxable-equivalent distribution rate shows the taxable distribution rate equivalent to the current distribution rate. The advertised taxable-equivalent distribution rate will reflect the most current federal, state and city tax rates available to the fund. The taxable-equivalent distribution rates for the 30-day period ended June 30, 1999, were:

                         CLASS A (%)       CLASS C (%)
--------------------------------------------------------
Insured Fund                    8.74           7.96
Intermediate Fund               8.16             --

VOLATILITY Occasionally statistics may be used to show the fund's volatility or risk. Measures of volatility or risk are generally used to compare a fund's net asset value or performance to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market, as represented by an index considered representative of the types of securities in which the fund invests. A beta of more than 1.00 indicates volatility greater than the market and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of net asset value or total return around an average over a specified period of time. The idea is that greater volatility means greater risk undertaken in achieving performance.

MONEY FUND

AVERAGE ANNUAL TOTAL RETURN Average annual total return is determined by finding the average annual rates of return over the periods indicated below that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes income dividends are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees.

The average annual total returns for the indicated periods ended June 30, 1999, were:

                                                           SINCE
                                                         INCEPTION
                1 YEAR (%)  5 YEARS (%)  10 YEARS (%)   (9/3/85) (%)
----------------------------------------------------------------------
Money Fund             2.39         2.78          3.11           3.58

The following SEC formula was used to calculate these figures:

P(1+T)n  = ERV

where:

P   =   a hypothetical initial payment of $1,000
T   =   average annual total return
n   =   number of years
ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of each period at the end of each period

CURRENT YIELD Current yield shows the income per share earned by the fund. It is calculated by determining the net change, excluding capital changes, in the value of a hypothetical pre-existing account with a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return. The result is then annualized by multiplying the base period return by 365/7. The current yield for the seven day period ended June 30, 1999, was 3.01%.

EFFECTIVE YIELD The fund's effective yield is calculated in the same manner as its current yield, except the annualization of the return for the seven day period reflects the results of compounding. The effective yield for the seven day period ended June 30, 1999, was 3.05%.

The following SEC formula was used to calculate this figure:

Effective yield = [(Base period return + 1)365/7] - 1

TAXABLE-EQUIVALENT YIELD The Money Fund also may quote a taxable-equivalent yield and a taxable-equivalent effective yield that show the before-tax yield that would have to be earned from a taxable investment to equal the fund's yield. These yields are computed by dividing the portion of the yield that is tax-exempt by one minus the highest applicable combined federal, state and city income tax rate and adding the product to the portion of the yield that is not tax-exempt, if any. The taxable-equivalent yield based on the fund's current yield for the seven day period ended June 30, 1999, was %. The taxable-equivalent effective yield based on the fund's effective yield for the seven day period ended June 30, 1999, was 5.49%.

ALL FUNDS

As of June 30, 1999, the combined federal and state income tax rate upon which the taxable-equivalent yield quotations were based was 45.2%. From time to time, as any changes to the rate become effective, taxable-equivalent yield quotations advertised by the fund will be updated to reflect these changes. The fund expects updates may be necessary as tax rates are changed by federal and state governments. The advantage of tax-free investments, like the fund, will be enhanced by any tax rate increases. Therefore, the details of specific tax increases may be used in sales material for the fund.

OTHER PERFORMANCE QUOTATIONS The Insured and Intermediate Funds also may quote the performance of shares without a sales charge. Sales literature and advertising may quote a cumulative total return, average annual total return and other measures of performance with the substitution of net asset value for the public offering price.

Each fund may include in its advertising or sales material information relating to investment goals and performance results of funds belonging to the Franklin Templeton Group of Funds. Franklin Resources, Inc. is the parent company of the advisors and underwriter of the Franklin Templeton Group of Funds.

COMPARISONS To help you better evaluate how an investment in the funds may satisfy your investment goal, advertisements and other materials about the funds may discuss certain measures of fund performance as reported by various financial publications. Materials also may compare performance (as calculated above) to performance as reported by other investments, indices, and averages. These comparisons may include, but are not limited to, the following examples:

o Salomon Brothers Broad Bond Index or its component indices - measures yield, price and total return for Treasury, agency, corporate and mortgage bonds.

o Lehman Brothers Aggregate Bond Index or its component indices - measures yield, price and total return for Treasury, agency, corporate, mortgage and Yankee bonds.

o IBC Money Fund Report(r) - industry averages for seven-day annualized and compounded yields of taxable, tax-free and government money funds.

o Lehman Brothers Municipal Bond Index or its component indices - measures yield, price and total return for the municipal bond market.

o Bond Buyer 20 Index - an index of municipal bond yields based upon yields of 20 general obligation bonds maturing in 20 years.

o Bond Buyer 40 Index - an index composed of the yield to maturity of 40 bonds. The index attempts to track the new-issue market as closely as possible, so it changes bonds twice a month, adding all new bonds that meet certain requirements and deleting an equivalent number according to their secondary market trading activity. As a result, the average par call date, average maturity date, and average coupon rate can and have changed over time. The average maturity generally has been about 29-30 years.

o Financial publications: The WALL STREET JOURNAL, and BUSINESS WEEK, FINANCIAL WORLD, FORBES, FORTUNE, and MONEY magazines - provide performance statistics over specified time periods.

o Salomon Brothers Composite High Yield Index or its component indices - measures yield, price and total return for the Long-Term High-Yield Index, Intermediate-Term High-Yield Index, and Long-Term Utility High-Yield Index.

o Historical data supplied by the research departments of CS First Boston Corporation, the J. P. Morgan companies, Salomon Brothers, Merrill Lynch, Lehman Brothers and Bloomberg L.P.

o Morningstar - information published by Morningstar, Inc., including Morningstar proprietary mutual fund ratings. The ratings reflect Morningstar's assessment of the historical risk-adjusted performance of a fund over specified time periods relative to other funds within its category.

o Lipper - Mutual Fund Performance Analysis and Lipper - Fixed Income Fund Performance Analysis - measure total return and average current yield for the mutual fund industry and rank individual mutual fund performance over specified time periods, assuming reinvestment of all distributions, exclusive of any applicable sales charges.

o CDA Mutual Fund Report, published by CDA Investment Technologies, Inc. - analyzes price, current yield, risk, total return, and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.

o Mutual Fund Source Book, published by Morningstar, Inc. - analyzes price, yield, risk, and total return for mutual funds.

o Inflation as measured by the Consumer Price Index, published by the U.S. Bureau of Labor Statistics.

o Standard & Poor's Bond Indices - measure yield and price of corporate, municipal, and government bonds.

o Merrill Lynch California Municipal Bond Index - based upon yields from revenue and general obligation bonds weighted in accordance with their respective importance to the California municipal market. The index is published weekly in the LOS ANGELES TIMES and the SAN FRANCISCO CHRONICLE.

o Bank Rate Monitor - a weekly publication that reports various bank investments such as CD rates, average savings account rates and average loan rates.

o Salomon Brothers Bond Market Roundup - a weekly publication that reviews yield spread changes in the major sectors of the money, government agency, futures, options, mortgage, corporate, Yankee, Eurodollar, municipal, and preferred stock markets and summarizes changes in banking statistics and reserve aggregates.

o Stocks, Bonds, Bills, and Inflation, published by Ibbotson Associates - historical measure of yield, price, and total return for common and small company stock, long-term government bonds, Treasury bills, and inflation.

From time to time, advertisements or information for each fund may include a discussion of certain attributes or benefits to be derived from an investment in the fund. The advertisements or information may include symbols, headlines, or other material that highlights or summarizes the information discussed in more detail in the communication.

Advertisements or sales material issued by each fund also may discuss or be based upon information in a recent issue of the Special Report on Tax Freedom Day published by the Tax Foundation, a Washington, D.C. based nonprofit research and public education organization. The report illustrates, among other things, the annual amount of time the average taxpayer works to satisfy his or her tax obligations to the federal, state and local taxing authorities.

Advertisements or information also may compare each fund's performance to the return on certificates of deposit (CDs) or other investments. You should be aware, however, that an investment in the fund involves the risk of fluctuation of principal value, a risk generally not present in an investment in a CD issued by a bank. For example, as the general level of interest rates rise, the value of a fund's fixed-income investments, as well as the value of its shares that are based upon the value of such portfolio investments, can be expected to decrease. Conversely, when interest rates decrease, the value of a fund's shares can be expected to increase. CDs are frequently insured by an agency of the U.S. government. An investment in a fund is not insured by any federal, state or private entity.

In assessing comparisons of performance, you should keep in mind that the composition of the investments in the reported indices and averages is not identical to any fund's portfolio, the indices and averages are generally unmanaged, and the items included in the calculations of the averages may not be identical to the formula used by a fund to calculate its figures. In addition, there can be no assurance that a fund will continue its performance as compared to these other averages.

MISCELLANEOUS INFORMATION
------------------------------------------------------------------------------

The funds may help you achieve various investment goals such as accumulating money for retirement, saving for a down payment on a home, college costs and other long-term goals. The Franklin College Costs Planner may help you in determining how much money must be invested on a monthly basis in order to have a projected amount available in the future to fund a child's college education. (Projected college cost estimates are based upon current costs published by the College Board.) The Franklin Retirement Planning Guide leads you through the steps to start a retirement savings program. Of course, an investment in the funds cannot guarantee that these goals will be met.

The funds are members of the Franklin Templeton Group of Funds, one of the largest mutual fund organizations in the U.S., and may be considered in a program for diversification of assets. Founded in 1947, Franklin is one of the oldest mutual fund organizations and now services more than 4 million shareholder accounts. In 1992, Franklin, a leader in managing fixed-income mutual funds and an innovator in creating domestic equity funds, joined forces with Templeton, a pioneer in international investing. The Mutual Series team, known for its value-driven approach to domestic equity investing, became part of the organization four years later. Together, the Franklin Templeton Group has over $227 billion in assets under management for more than 7 million U.S. based mutual fund shareholder and other accounts. The Franklin Templeton Group of Funds offers 112 U.S. based open-end investment companies to the public. Each fund may identify itself by its NASDAQ symbol or CUSIP number.

Franklin is a leader in the tax-free mutual fund industry and manages $50 billion in municipal security assets for over three quarters of a million investors. According to Research and Ratings Review, Franklin had one of the largest staffs of municipal securities analysts in the industry, as of June 14, 1999.

Under current tax laws, municipal securities remain one of the few investments offering the potential for tax-free income. In 1999, taxes could cost almost $47 on every $100 earned from a fully taxable investment (based on the maximum combined 39.6% federal tax rate and the highest state tax rate of 12% for 1999). Franklin tax-free funds, however, offer tax relief through a professionally managed portfolio of tax-free securities selected based on their yield, quality and maturity. An investment in a Franklin tax-free fund can provide you with the potential to earn income free of federal taxes and, depending on the fund, state and local taxes as well, while supporting state and local public projects. Franklin tax-free funds also may provide tax-free compounding, when dividends are reinvested. An investment in Franklin's tax-free funds can grow more rapidly than similar taxable investments.

Municipal securities are generally considered to be creditworthy, second in quality only to securities issued or guaranteed by the U.S. government and its agencies. The market price of municipal securities, however, may fluctuate. This fluctuation will have a direct impact on the net asset value of the fund's shares.

Currently, there are more mutual funds than there are stocks listed on the New York Stock Exchange. While many of them have similar investment goals, no two are exactly alike. Shares of the fund are generally sold through securities dealers, whose investment representatives are experienced professionals who can offer advice on the type of investments suitable to your unique goals and needs, as well as the risks associated with such investments.

The Information Services & Technology division of Franklin Resources, Inc. (Resources) established a Year 2000 Project Team in 1996. This team has already begun making necessary software changes to help the computer systems that service the funds and their shareholders to be Year 2000 compliant. After completing these modifications, comprehensive tests are conducted in one of Resources' U.S. test labs to verify their effectiveness. Resources continues to seek reasonable assurances from all major hardware, software or data-services suppliers that they will be Year 2000 compliant on a timely basis. Resources is also beginning to develop a contingency plan, including identification of those mission critical systems for which it is practical to develop a contingency plan. However, in an operation as complex and geographically distributed as Resources' business, the alternatives to use of normal systems, especially mission critical systems, or supplies of electricity or long distance voice and data lines are limited.

DESCRIPTION OF RATINGS
------------------------------------------------------------------------------

MUNICIPAL BOND RATINGS

MOODY'S INVESTORS SERVICE, INC. (MOODY'S)

Aaa: Municipal bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Municipal bonds rated Aa are judged to be high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large, fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat larger.

A: Municipal bonds rated A possess many favorable investment attributes and are considered upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa: Municipal bonds rated Baa are considered medium-grade obligations. They are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

Ba: Municipal bonds rated Ba are judged to have predominantly speculative elements and their future cannot be considered well assured. Often the protection of interest and principal payments may be very moderate and, thereby, not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Municipal bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Municipal bonds rated Caa are of poor standing. These issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Municipal bonds rated Ca represent obligations that are speculative to a high degree. These issues are often in default or have other marked shortcomings.

C: Municipal bonds rated C are the lowest-rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Con.(-): Municipal bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals that begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon the completion of construction or the elimination of the basis of the condition.

STANDARD & POOR'S CORPORATION (S&P)

AAA: Municipal bonds rated AAA are the highest-grade obligations. They possess the ultimate degree of protection as to principal and interest. In the market, they move with interest rates and, hence, provide the maximum safety on all counts.

AA: Municipal bonds rated AA also qualify as high-grade obligations, and in the majority of instances differ from AAA issues only in a small degree. Here, too, prices move with the long-term money market.

A: Municipal bonds rated A are regarded as upper medium-grade. They have considerable investment strength but are not entirely free from adverse effects of changes in economic and trade conditions. Interest and principal are regarded as safe. They predominantly reflect money rates in their market behavior but also, to some extent, economic conditions.

BBB: Municipal bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB, B, CCC, CC: Municipal bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While these bonds will likely have some quality and protective characteristics, they are outweighed by large uncertainties or major risk exposures to adverse conditions.

C: This rating is reserved for income bonds on which no interest is being paid.

D: Debt rated "D" is in default and payment of interest and/or repayment of principal is in arrears.

Plus (+) or minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

FITCH INVESTORS SERVICE, INC. (FITCH)

AAA: Municipal bonds rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal that is unlikely to be affected by reasonably foreseeable events.

AA: Municipal bonds rated AA are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong although not quite as strong as bonds rated AAA and not significantly vulnerable to foreseeable future developments.

A: Municipal bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Municipal bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB: Municipal bonds rated BB are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. Business and financial alternatives can be identified, however, that could assist the obligor in satisfying its debt service requirements.

B: Municipal bonds rated B are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Municipal bonds rated CCC have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Municipal bonds rated CC are minimally protected. Default in payment of interest and/or principal seems probable over time.

C: Municipal bonds rated C are in imminent default in the payment of interest or principal.

DDD, DD and D: Municipal bonds rated DDD, DD and D are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery while D represents the lowest potential for recovery.

Plus (+) or minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus or minus signs are not used with the AAA, DDD, DD or D categories.

MUNICIPAL NOTE RATINGS

MOODY'S

Moody's ratings for state, municipal and other short-term obligations will be designated Moody's Investment Grade (MIG). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing; factors of the first importance in long-term borrowing risk are of lesser importance in the short run. Symbols used will be as follows:

MIG 1: Notes are of the best quality enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

MIG 2: Notes are of high quality, with margins of protection ample, although not so large as in the preceding group.

MIG 3: Notes are of favorable quality, with all security elements accounted for, but lacking the undeniable strength of the preceding grades. Market access for refinancing, in particular, is likely to be less well established.

MIG 4: Notes are of adequate quality, carrying specific risk but having protection and not distinctly or predominantly speculative.

S&P

Until June 29, 1984, S&P used the same rating symbols for notes and bonds. After June 29, 1984, for new municipal note issues due in three years or less, the ratings below will usually be assigned. Notes maturing beyond three years will most likely receive a bond rating of the type recited above.

SP-1: Issues carrying this designation have a very strong or strong capacity to pay principal and interest. Issues determined to possess overwhelming safety characteristics will be given a "plus" (+) designation.

SP-2: Issues carrying this designation have a satisfactory capacity to pay principal and interest.

COMMERCIAL PAPER RATINGS

MOODY'S

Moody's commercial paper ratings, which are also applicable to municipal paper investments, are opinions of the ability of issuers to repay punctually their promissory obligations not having an original maturity in excess of nine months. Moody's employs the following designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

P-1 (Prime-1): Superior capacity for repayment.

P-2 (Prime-2): Strong capacity for repayment.

S&P

S&P's ratings are a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Issues within the "A" category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety, as follows:

A-1: This designation indicates the degree of safety regarding timely payment is very strong. A "plus" (+) designation indicates an even stronger likelihood of timely payment.

A-2: Capacity for timely payment on issues with this designation is strong. The relative degree of safety, however, is not as overwhelming as for issues designated A-1.

A-3: Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

FITCH

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes. The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

F-1+: Exceptionally strong credit quality. Regarded as having the strongest degree of assurance for timely payment.

F-1: Very strong credit quality. Reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

F-2: Good credit quality. A satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

F-3: Fair credit quality. Have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

F-5: Weak credit quality. Have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

D: Default. Actual or imminent payment default.

LOC: The symbol LOC indicates that the rating is based on a letter of credit issued by a commercial bank.




                      FRANKLIN CALIFORNIA TAX-FREE TRUST
                              File Nos. 2-99112
                                   811-4356

                                  FORM N-1A
                                    PART C
                              OTHER INFORMATION

ITEM 23. EXHIBITS The following exhibits are incorporated by reference to the previously filed document indicated below, except as noted:

      (a)   Agreement and Declaration of Trust

            (i)   Agreement and Declaration of Trust dated July 18, 1985
                  Filing: Post-Effective Amendment No. 12 to Registration Statement on Form N-1A
                  File No. 2-99112
                  Filing Date: April 21, 1995

            (ii) Certificate of Amendment of Agreement and Declaration of Trust for the Franklin California Tax-Free Trust dated July 22, 1992
                  Filing: Post-Effective Amendment No. 12 to Registration Statement on Form N-1A
                  File No. 2-99112
                  Filing Date: April 21, 1995

            (iii) Certificate of Amendment of Agreement and Declaration of
                  Trust of Franklin California Tax-Free Trust dated March 21,
                  1995
                  Filing: Post-Effective Amendment No. 12 to Registration Statement on Form N-1A
                  File No. 2-99112
                  Filing Date: April 21, 1995

      (b)   By-Laws

            (i)   By-Laws
                  Filing: Post-Effective Amendment No. 12 to Registration Statement on Form N-1A
                  File No. 2-99112
                  Filing Date: April 21, 1995

            (ii)  Amendment to By-Laws dated January 18, 1994
                  Filing: Post-Effective Amendment No. 12 to Registration Statement on Form N-1A
                  File No. 2-99112
                  Filing Date: April 21, 1995

      (c)   Instruments Defining Rights of Security Holders

            Not Applicable

      (d)   Investment Advisory Contracts

            (i) Management Agreement between Registrant and Franklin Advisers, Inc. dated November 1, 1986
                  Filing: Post-Effective Amendment No. 12 to Registration Statement on Form N-1A
                  File No. 2-99112
                  Filing Date: April 21, 1995

            (ii) Management Agreement between Registrant, on behalf of the Franklin California Intermediate-Term Tax-Free Income Fund, and Franklin Advisers, Inc. dated September 21, 1992
                  Filing: Post-Effective Amendment No. 12 to Registration Statement on Form N-1A
                  File No. 2-99112
                  Filing Date: April 21, 1995

            (iii) Amendment dated August 1, 1995 to the Management Agreement between Registrant, on behalf of the Franklin California Intermediate-Term Tax-Free Income Fund, and Franklin Advisers, Inc. dated September 21, 1992
                  Filing: Post-Effective Amendment No. 14 to Registration Statement on Form N-1A
                  File No. 2-99112
                  Filing Date: October 29, 1996

      (e)   Underwriting Contracts

            (i) Amended and Restated Distribution Agreement between Registrant and Franklin/Templeton Distributors, Inc. dated March 30, 1995
                  Filing: Post-Effective Amendment No. 13 to Registration Statement on Form N-1A
                  File No. 2-99112
                  Filing Date: September 1, 1995

            (ii) Forms of Dealer Agreements between Franklin/Templeton Distributors, Inc. and Securities Dealers dated March 1, 1998

            (iii) Amendment of Amended and Restated Distribution Agreement
                  dated January 12, 1999

      (f)   Bonus or Profit Sharing Contracts

            Not Applicable

      (g)   Custodian Agreements

            (i) Master Custody Agreement between Registrant and Bank of New York dated February 16, 1996
                  Registrant: Franklin New York Tax-Free Trust
                  Filing: Post-Effective Amendment No. 13 to Registration Statement on Form N-1A
                  File No. 33-7785
                  Filing Date: March 1, 1996

            (ii) Terminal Link Agreement between Registrant and Bank of New York dated February 16, 1996
                  Registrant: Franklin New York Tax-Free Trust
                  Filing: Post-Effective Amendment No. 13 to Registration Statement on Form N-1A
                  File No. 33-7785
                  Filing Date: March 1, 1996

            (iii) Amendment dated May 7, l997 to the Master Custody Agreement dated February 16, 1996 between Registrant and Bank of New
                  York
                  Filing: Post-Effective Amendment No. 15 to Registration Statement on Form N-1A
                  File No. 2-99112
                  Filing Date: October 30, 1997

            (iv) Amendment dated February 27, 1998, to Exhibit A of the Master Custody Agreement between Registrant and Bank of New York dated February 16, 1996
                  Filing: Post-Effective Amendment No. 16 to Registration Statement on Form N-1A
                  File No. 2-99112
                  Filing Date: August 21, 1998

      (h)   Other Material Contracts

            (i) Agreement between Registrant and Financial Guaranty Insurance Company dated September 3, 1985
                  Filing: Post-Effective Amendment No. 12 to Registration Statement on Form N-1A
                  File No. 2-99112
                  Filing Date: April 21, 1995

           (ii) Amendment to Agreement between Registrant and Financial Guaranty Insurance Company dated November 24, 1992
                  Filing: Post-Effective Amendment No. 12 to Registration Statement on Form N-1A
                  File No. 2-99112
                  Filing Date: April 21, 1995

           (iii) Subcontract for Fund Administrative Services dated October 1, 1996 and Amendment thereto dated April 30, 1998 between Franklin Advisers, Inc. and Franklin Templeton Services, Inc.
                  Filing: Post-Effective Amendment No. 16 to Registration Statement on Form N-1A
                  File No. 2-99112
                  Filing Date: August 21, 1998

      (i)   Legal Opinion

            (i)   Opinion and Consent of Counsel dated August 18, 1998
                  Filing: Post-Effective Amendment No. 16 to Registration Statement on Form N-1A
                  File No. 2-99112
                  Filing Date: August 21, 1998

      (j)   Other Opinions

            (i)   Consent of Independent Auditors

      (k)   Omitted Financial Statements

            Not Applicable

      (l)   Initial Capital Agreements

            (i)   Letter of Understanding dated April 12, 1995
                  Filing: Post-Effective Amendment No. 12 to Registration Statement on Form N-1A
                  File No. 2-99112
                  Filing Date: April 21, 1995

      (m)   Rule 12b-1 Plan

            (i)   Amended and Restated Distribution Plan pursuant to
                  Rule 12b-1 dated July 1, 1993 between Registrant, on behalf of the Franklin California Intermediate-Term Tax-Free Income Fund, and Franklin/Templeton Distributors, Inc.
                  Filing: Post-Effective Amendment No. 12 to Registration Statement on Form N-1A
                  File No. 2-99112
                  Filing Date: April 21, 1995

            (ii) Distribution Plan pursuant to Rule 12b-1 dated May 1, 1994 between Registrant, on behalf of the Franklin California Insured Tax-Free Income Fund, and
                  Franklin/Templeton Distributors, Inc.
                  Filing: Post-Effective Amendment No. 12 to Registration Statement on Form N-1A
                  File No. 2-99112
                  Filing Date: April 21, 1995

            (iii) Class II Distribution Plan pursuant to Rule 12b-1
                  dated March 30, 1995 between Registrant, on behalf of the Franklin California Insured Tax-Free Income Fund
                  - Class II, and Franklin/Templeton Distributors, Inc.
                  Filing: Post-Effective Amendment No. 14 to
                  Registration Statement on Form N-1A
                  File No. 2-99112
                  Filing Date: October 29, 1996

      (o)   Rule 18f-3 Plan

            (i)   Multiple Class Plan dated October 19, 1995
                  Filing: Post-Effective Amendment No. 15 to Registration Statement on Form N-1A
                  File No. 2-99112
                  Filing Date: October 30, 1997

      (p)   Power of Attorney

            (i)   Power of Attorney dated July 15, 1999

ITEM 24.    PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH FUND

            None

ITEM 25.    INDEMNIFICATION

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Please see the Declaration of Trust, By-Laws, Management Agreement and Distribution Agreements previously filed as exhibits and incorporated herein by reference.

ITEM 26.    BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISOR

The officers and directors of the Registrant's investment advisor also serve as officers and/or directors or trustees for (1) the advisor's corporate parent, Franklin Resources, Inc., and/or (2) other investment companies in the Franklin Templeton Group of Funds. In addition, Mr. Charles B. Johnson was formerly a director of General Host Corporation. For additional information please see Part B and Schedules A and D of Form ADV of the Funds' investment advisor (SEC File 801-26292), incorporated herein by reference, which sets forth the officers and directors of the investment advisor and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.

ITEM 27.    PRINCIPAL UNDERWRITERS

a) Franklin/Templeton Distributors, Inc., (Distributors) also acts as principal underwriter of shares of:

Franklin Asset Allocation Fund
Franklin California Tax-Free Income Fund, Inc.
Franklin Custodian Funds, Inc.
Franklin Equity Fund
Franklin Federal Money Fund
Franklin Federal Tax-Free Income Fund
Franklin Floating Rate Trust
Franklin Gold Fund
Franklin High Income Trust
Franklin Investors Securities Trust
Franklin Managed Trust
Franklin Money Fund
Franklin Mutual Series Fund Inc.
Franklin Municipal Securities Trust
Franklin New York Tax-Free Income Fund
Franklin New York Tax-Free Trust
Franklin Real Estate Securities Trust
Franklin Strategic Mortgage Portfolio
Franklin Strategic Series
Franklin Tax-Exempt Money Fund
Franklin Tax-Free Trust
Franklin Templeton Fund Allocator Series
Franklin Templeton Global Trust
Franklin Templeton International Trust
Franklin Templeton Money Fund Trust
Franklin Value Investors Trust
Franklin Templeton Variable Insurance Products Trust
 (formerly Franklin Valuemark Funds)
Institutional Fiduciary Trust

Templeton Capital Accumulator Fund, Inc.
Templeton Developing Markets Trust
Templeton Funds, Inc.
Templeton Global Investment Trust
Templeton Global Opportunities Trust
Templeton Global Real Estate Fund
Templeton Global Smaller Companies Fund, Inc.
Templeton Growth Fund, Inc.
Templeton Income Trust
Templeton Institutional Funds, Inc.
Templeton Variable Products Series Fund

ITEM 28.    LOCATION OF ACCOUNTS AND RECORDS

The accounts, books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 are kept by the Trust or its shareholder services agent, Franklin/Templeton Investor Services, Inc., both of whose address is 777 Mariners Island Blvd., San Mateo, CA 94404.

ITEM 29.    MANAGEMENT SERVICES

There are no management-related service contracts not discussed in Part A or Part B.

ITEM 30.    UNDERTAKINGS

      Not Applicable


                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of San Mateo and the State of California, on the 25th day of August, 1999

                                    FRANKLIN CALIFORNIA TAX-FREE TRUST
                                    (Registrant)

                                    By:  /s/Leiann Nuzum
                                          Leiann Nuzum
                                          Assistant Secretary

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

RUPERT H. JOHNSON, JR.*           Principal Executive Officer and
Rupert H. Johnson, Jr.            Trustee
                                  Dated: August 25, 1999

MARTIN L. FLANAGAN*               Principal Financial Officer
Martin L. Flanagan                Dated: August 25, 1999

DIOMEDES LOO-TAM*                 Principal Accounting Officer
Diomedes Loo-Tam                  Dated: August 25, 1999

FRANK H. ABBOTT, III*             Trustee
Frank H. Abbott, III              Dated: August 25, 1999

HARRIS J. ASHTON*                 Trustee
Harris J. Ashton                  Dated: August 25, 1999

HARMON E. BURNS*                  Trustee
Harmon E. Burns                   Dated: August 25, 1999

S. JOSEPH FORTUNATO*              Trustee
S. Joseph Fortunato               Dated: August 25, 1999

CHARLES B. JOHNSON*               Trustee
Charles B. Johnson                Dated: August 25, 1999

FRANK W.T. LAHAYE*                Trustee
Frank W.T. LaHaye                 Dated: August 25, 1999

GORDON S. MACKLIN*                Trustee
Gordon S. Macklin                 Dated: August 25, 1999



*BY   /s/Leiann Nuzum
      Leiann Nuzum
      Attorney-in-Fact
      (Pursuant to Power of Attorney filed herewith)


                       FRANKLIN CALIFORNIA TAX-FREE TRUST
                            REGISTRATION STATEMENT
                                EXHIBITS INDEX




EXHIBIT NO.              DESCRIPTION                           LOCATION

EX-99.(a)(i)           Agreement and Declaration of             *
                       Trust dated July 18, 1985

EX-99.(a)(ii)          Certificate of Amendment of              *
                       Agreement and Declaration of
                       Trust for the Franklin
                       California Tax-Free Trust
                       dated July 22, 1992

EX-99.(a)(iii)         Certificate of Amendment of              *
                       Agreement and Declaration of
                       Trust of Franklin California
                       Tax-Free Trust dated March
                       21, 1995

EX-99.(b)(i)           By-Laws                                  *

EX-99.(b)(ii)          Amendment to By-Laws dated               *
                       January 18, 1994

EX-99.(d)(i)           Management Agreement between             *
                       Registrant and Franklin
                       Advisers, Inc. dated
                       November 1, 1986

EX-99.(d)(ii)          Management Agreement between             *
                       Registrant, on behalf of the
                       Franklin California
                       Intermediate-Term Tax-Free
                       Income Fund, and Franklin
                       Advisers, Inc. dated
                       September 21, 1992

EX-99.(d)(iii)         Amendment dated August 1,                *
                       1995 to the Management
                       Agreement between Registrant,
                       on behalf of the Franklin
                       California Intermediate-Term
                       Tax-Free Income Fund, and
                       Franklin Advisers, Inc.
                       dated September 21, 1992

EX-99.(e)(i)           Amended and Restated                     *
                       Distribution Agreement
                       between Registrant and
                       Franklin/Templeton
                       Distributors, Inc. dated
                       March 30, 1995

EX-99.(e)(ii)          Forms of Dealer Agreements               Attached
                       between Franklin/Templeton
                       Distributors, Inc. and
                       Securities Dealers

EX-99.(e)iii           Amendment of Amended and Restated        Attached
                       Distribution Agreement dated January
                       12, 1999

EX-99.(g)(i)           Master Custody Agreement between         *
                       Registrant and Bank
                       of New York dated February
                       16, 1996

EX-99.(g)(ii)          Terminal Link Agreement between          *
                       Registrant and Bank of New York
                       dated February 16, 1996

EX-99.(g)(iii)         Amendment dated May 7, 1997 to the       *
                       Master Custody Agreement dated
                       February 16, 1996 between Registrant
                       and Bank of New York

EX-99.(g)(iv)          Amendment dated February 27, 1998,       *
                       to Exhibit A of the Master Custody
                       Agreement between Registrant and
                       Bank of New York dated February 16,
                       1996

EX-99.(h)(i)           Agreement between Registrant and         *
                       Financial Guaranty Insurance Company
                       dated September 3, 1985

EX-99.(h)(ii)          Amendment to Agreement between           *
                       Registrant and Financial Guaranty
                       Insurance Company dated November 24,
                       1992

EX-99.(h)(iii)         Subcontract for Fund Administrative      *
                       Services dated October 1, 1996 and
                       Amendment thereto dated April 30,
                       1998 between Franklin Advisers, Inc.
                       and Franklin Templeton Services, Inc.

EX-99.(i)(i)           Opinion and Consent of                   *
                       Counsel dated August 18, 1998

EX-99.(j)(i)           Consent of Independent Auditors          Attached

EX-99.(l)(i)           Letter of Understanding dated April      *
                       12, 1995

EX-99.(m)(i)           Amended and Restated                     *
                       Distribution Plan pursuant
                       to Rule 12b-1 dated July 1,
                       1993 between Registrant, on
                       behalf of the Franklin
                       California Intermediate-Term
                       Tax-Free Income Fund, and
                       Franklin/Templeton
                       Distributors, Inc.

EX-99.(m)(ii)          Distribution Plan pursuant to            *
                       Rule 12b-1 dated May 1, 1994
                       between Registrant, on behalf
                       of the Franklin California
                       Insured Tax-Free Income Fund,
                       and Franklin/Templeton
                       Distributors, Inc.

EX-99.(m)(iii)         Class II Distribution Plan               *
                       pursuant to Rule 12b-1 dated
                       March 30, 1995 between
                       Registrant, on behalf of the
                       Franklin California Insured
                       Tax-Free Income Fund, and
                       Franklin/Templeton
                       Distributors, Inc.

EX-99.(o)(i)           Multiple Class Plan dated                *
                       October 19, 1995

EX-99.(p)(i)           Power of Attorney dated July 15, 1999    Attached


*Incorporated by reference